--------------------------------------------------------------------------------
                            THE BEAR STEARNS FUNDS
                           LARGE CAP VALUE PORTFOLIO
                           SMALL CAP VALUE PORTFOLIO
                          TOTAL RETURN BOND PORTFOLIO
                         CLASS A, CLASS C AND CLASS Y
                                    PART B
                     (STATEMENT OF ADDITIONAL INFORMATION)
                               SEPTEMBER 1, 1995

                          AS REVISED MARCH 25, 1996
--------------------------------------------------------------------------------

         This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current relevant Prospectus dated September 1, 1995 of The Bear Stearns Funds (the "Fund"), as each may be revised from time to time, offering shares of three diversified portfolios (each, a "Portfolio"): the Large Cap Value Portfolio and the Small Cap Value Portfolio (together, the "Equity Portfolios") and the Total Return Bond Portfolio (the "Bond Portfolio"). To obtain a free copy of such Prospectus, please write to the Fund at PFPC Inc., Attention: [Name of Portfolio], P.O. Box 8960, Wilmington, Delaware 19899-8960, call 1-800-447-1139 (in Delaware call collect 302-791-1031) or call Bear, Stearns & Co. Inc. ("Bear Stearns") at 1-800-766-4111.

         Bear Stearns Funds Management Inc. ("BSFM"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., serves as each Portfolio's investment adviser.

         Bear Stearns, an affiliate of BSFM, serves as distributor of each Portfolio's shares.


                               TABLE OF CONTENTS

                                                        Page
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

Investment Objective and Management Policies........  B-2
Management of the Fund..............................  B-14
Management Arrangements.............................  B-18
Purchase and Redemption of Shares...................  B-20
Determination of Net Asset Value....................  B-21
Dividends, Distributions and Taxes..................  B-23
Portfolio Transactions..............................  B-25
Performance Information.............................  B-27
Information About the Fund..........................  B-28
Custodian, Transfer and Dividend Disbursing Agent,
  Counsel and Independent Auditors..................  B-32
Appendix............................................  B-34
Financial Statements................................  B-39, B-42
Report of Independent Auditors......................  B-41

                 INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

         The following information supplements and should be read in conjunction with the section in the Portfolios' Prospectus entitled "Description of the Fund."

Portfolio Securities
--------------------

         Bank Obligations. (All Portfolios) Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit ("CDs") may be purchased by each Portfolio are insured by the FDIC (although such insurance may not be of material benefit to a Portfolio, depending on the principal amount of the CDs of each bank held by such Portfolio) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal or state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by each Portfolio generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower and are subject to other regulation designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

         Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

         Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by Federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

         In addition, Federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of Federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

         In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, BSFM carefully evaluates such investments on a case-by-case basis.

Mortgage-Related Securities
---------------------------

         Government Agency Securities. (Bond Portfolio) Mortgage-related securities issued by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

         Government Related Securities. (Bond Portfolio) Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA.

         Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or

"PCs"). The FHLMC is a corporate instrumentality of the United States created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         Repurchase Agreements. (All Portfolios) Each Portfolio's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by the Portfolio under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Portfolio. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, each Portfolio will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which each Portfolio may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below the resale price. BSFM will monitor on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Each Portfolio will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

         Municipal Obligations. (Bond Portfolio) Municipal obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Industrial development bonds, in most cases, are revenue bonds and generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Certain municipal obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal obligation and purchased and sold separately. The Bond Portfolio will invest in municipal obligations, the ratings of which correspond with the ratings of other permissible Bond Portfolio investments.

         Commercial Paper and Other Short-Term Corporate Obligations. (All Portfolios) Variable rate demand notes include variable amount master demand notes, which are obligations that permit each Portfolio to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. As mutually agreed between the parties, a Portfolio may increase the amount under the notes at any time up to the full amount provided by the note agreement, or decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with floating and variable rate demand obligations, BSFM will consider, on an ongoing basis, earning power, cash flow and other liquidity ratios of the borrower, and the borrower's ability to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and an Equity Portfolio may invest in them only if at the time of an investment the borrower meets the criteria set forth in the Equity Portfolios' Prospectus for other commercial paper issuers.

         Illiquid Securities. (All Portfolios) When purchasing securities that have not been registered under the Securities Act of 1933, as amended, and are not readily marketable, each Portfolio will endeavor to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between a Portfolio's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. However, if a substantial market of qualified institutional buyers develops pursuant to Rule 144A under the Securities Act of 1933, as amended, for certain unregistered securities held by a Portfolio, such Portfolio intends to treat them as liquid securities in accordance with procedures approved by the Fund's Board of Trustees. Because it is not possible to predict with assurance how the market for restricted securities pursuant to Rule 144A will develop, the Fund's Board of Trustees has directed BSFM to monitor carefully each Portfolio's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, a Portfolio's investing in such securities may have the effect of increasing the level of illiquidity in such Portfolio during such period.

         Ratings of Debt. (Bond Portfolio) Subsequent to its purchase by the Bond Portfolio, a debt issue may cease to be rated or its rating may be reduced below the minimum required for purchase by the Bond Portfolio. Neither event will require the sale of such securities by the Bond Portfolio, but BSFM will consider such event in determining whether the Bond Portfolio should continue to hold the securities. To the extent that the ratings given by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps, Inc. ("Duff") may change as a result of changes in such organizations or their rating systems, the Bond Portfolio will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained in the Portfolio's Prospectus and this Statement of Additional Information.

Management Policies
-------------------

         Each Portfolio engages in the following practices in furtherance of its objective.

         Options Transactions. (All Portfolios) Each Portfolio may engage in options transactions, such as purchasing or writing covered call or put options. The principal reason for writing covered call options, which are call options with respect to which a Portfolio owns the underlying security or securities, is to realize, through the receipt of premiums, a greater return than would be realized on a Portfolio's securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that a Portfolio may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

         Options written ordinarily will have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the time the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. Each Portfolio may write (a) in-the-money call options when BSFM expects that the price of the underlying security will remain stable or decline moderately during the option period, (b) at-the-money call options when BSFM expects that the price of the underlying security will remain stable or advance moderately during the option period and (c) out-of-the-money call options when BSFM expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In these circumstances, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

         So long as a Portfolio's obligation as the writer of an option continues, such Portfolio may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Portfolio to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or a Portfolio effects a closing purchase transaction. A Portfolio can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

         While it may choose to do otherwise, each Portfolio generally will purchase or write only those options for which BSFM believes there is an active secondary market so as to facilitate closing transactions. There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that otherwise may interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If as a covered call option writer a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

         Stock Index Options. (Equity Portfolios) Each Equity Portfolio may purchase and write put and call options on stock indexes listed on U.S. or foreign securities exchanges or traded in the over-the-counter market. A stock index fluctuates with changes in the market values of the stocks included in the index.

         Options on stock indexes are similar to options on stock except that
(a) the expiration cycles of stock index options are generally monthly, while those of stock options are currently quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of a stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

         Futures Contracts and Options on Futures Contracts. (All Portfolios) Each Portfolio may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange, or, to the extent permitted under applicable law, on exchanges located outside the United States, such as the London International Financial Futures Exchange and the Sydney Futures Exchange Limited. Foreign markets may offer advantages such as trading in commodities that are not currently traded in the United States or arbitrage possibilities not available in the United States.

         Initially, when purchasing or selling futures contracts a Portfolio will be required to deposit with the Fund's custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, the Portfolio may elect to close the position by taking an opposite position, at the then prevailing price, which will operate to terminate the Portfolio's existing position in the contract.

         Although each Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Portfolio to substantial losses. If it is not possible, or the Portfolio determines not, to close a futures position in anticipation of adverse price movements, the Portfolio will be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may offset partially or completely losses on the futures contract. However, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

         In addition, to the extent a Portfolio is engaging in a futures transaction as a hedging device, due to the risk of an imperfect correlation between securities owned by the Portfolio that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge will not be fully effective in that, for example, losses on the portfolio securities may be in excess of gains on the futures contract or losses on the futures contract may be in excess of gains on the portfolio securities that were the subject of the hedge. In futures contracts based on indexes, the risk of imperfect correlation increases as the composition of an Equity Portfolio's investments varies from the composition of the index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, the Portfolio may buy or sell futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures contract has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect a Portfolio's net investment results if market movements are not as anticipated when the hedge is established.

         Upon exercise of an option, the writer of the option will deliver to the holder of the option the futures position and the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of each Portfolio.

         Foreign Currency Transactions. (Equity Portfolios) If an Equity Portfolio enters into a currency transaction, it will deposit, if so required by applicable regulations, with its custodian cash, U.S. government securities or other high grade debt obligations, in a segregated account of the Equity Portfolio in an amount at least equal to the value of the Equity Portfolio's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Equity Portfolio's commitment with respect to the contract.

         At or before the maturity of a forward contract, the Equity Portfolio either may sell a security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Equity Portfolio will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Equity Portfolio retains the portfolio security and engages in an offsetting transaction, such Equity Portfolio, at the time of execution of the offsetting transaction, will incur a gain or loss to the extent movement has occurred in forward contract prices. Should forward prices decline during the period between the Equity Portfolio's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Equity Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Equity Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The cost to each Equity Portfolio of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange usually are conducted on a principal basis, no fees or commissions are involved. The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. If a devaluation generally is anticipated, an Equity Portfolio may not be able to contract to sell the currency at a price above the devaluation level it anticipates. The requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), may cause the Fund to restrict the degree to which each Equity Portfolio engages in currency transactions. See "Dividends, Distributions and Taxes."

         Lending Portfolio Securities. (All Portfolios) To a limited extent, each Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, a Portfolio can increase its income through the investment of the cash collateral. For purposes of this policy, a Portfolio considers collateral consisting of U.S. Government securities or irrevocable letters of credit issued by banks whose securities meet the standards for investment by such Portfolio to be the equivalent of cash. From time to time, a Portfolio may return to the borrower or a third party which is unaffiliated with such Portfolio, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

         The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) each Portfolio must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) each Portfolio must be able to terminate the loan at any time; (4) each Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) each Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's Board of Trustees must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification.

         Investment Restrictions. Each Portfolio has adopted investment restrictions numbered 1 through 10 as fundamental policies. These restrictions cannot be changed, as to a Portfolio, without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of such Portfolio's outstanding voting shares. Investment restrictions numbered 11 through 16 are not fundamental policies and may be changed by vote of a majority of the Trustees at any time. No Portfolio may:

         1. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         2. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Portfolio's total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

         3. Hold more than 10% of the outstanding voting securities of any single issuer. This Investment Restriction applies only with respect to 75% of the Portfolio's total assets.

         4. Invest in commodities, except that each Portfolio may purchase and sell options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

         5. Purchase, hold or deal in real estate, real estate limited partnership interests, or oil, gas or other mineral leases or exploration or development programs, but each Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

         6. Borrow money, except to the extent permitted under the 1940 Act. The 1940 Act permits an investment company to borrow in an amount up to 33-1/3% of the value of such company's total assets. For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing.

         7. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, each Portfolio may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board of Trustees.

         8. Act as an underwriter of securities of other issuers, except to the extent each Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

         9. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act).

         10. Purchase securities on margin, but each Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

         11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

         12. Purchase, sell or write puts, calls or combinations thereof, except as described in the Portfolio's Prospectus and Statement of Additional Information.

         13. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of its net assets would be so invested.

         14. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

         The following investment restrictions numbered 15 and 16, which are not a fundamental policy, apply only to the Equity Portfolios. Neither of these Portfolios may:

         15. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessor) if such purchase would cause the value of the Equity Portfolio's investments in all such companies to exceed 5% of the value of its total assets.

         16. Invest in the securities of a company for the purpose of exercising management or control, but each Equity

Portfolio will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

         If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

         The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of a Portfolio's shares in certain states. Should the Fund determine that a commitment is no longer in the best interest of the Portfolio and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.

                            MANAGEMENT OF THE FUND

         Trustees and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Trustee who is an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.

NAME AND ADDRESS                    POSITION        PRINCIPAL OCCUPATION
   (AND AGE)                        WITH FUND       DURING PAST FIVE YEARS
----------------                    ---------       -------------------------------
Peter M. Bren (62)                  Trustee         President of The Bren Co.;
2 East 70th Street                                  President of Cole, Bren
New York, NY  10021                                 Realty Advisors and Senior
                                                    Partner for Lincoln Properties
                                                    prior thereto.

Alan J. Dixon* (68)                 Trustee         Partner of Bryan Cave, a law
7535 Claymont Court                                 firm in St. Louis since
Apt. #2                                             January 1993; United
Belleville, IL  62223                               States Senator of Illinois from
                                                    1981 to 1993.

John R. McKernan, Jr. (47)          Trustee         Chairman and Chief Executive
114 Nottingham Road                                 Officer of McKernan
Auburn, ME  04210                                   Enterprises since January 1995;
                                                    Governor of Maine prior
                                                    thereto.

M.B. Oglesby, Jr. (53)              Trustee         Senior Vice President of RJR
5300 Albemarle Street                               Nabisco, Inc. since April
Bethesda, MD  20816                                 1989; Former Deputy Chief of
                                                    Staff-White House from 1988 to
                                                    January 1989.


NAME AND ADDRESS                    POSITION        PRINCIPAL OCCUPATION
   (AND AGE)                        WITH FUND       DURING PAST FIVE YEARS
----------------                    ---------       -------------------------------
Robert S. Reitzes* (50)             Chairman        Director of Mutual Funds-
245 Park Avenue                     of the Board    Bear Stearns Asset
New York, NY  10167                                 Management and Senior Managing
                                                    Director of Bear Stearns since
                                                    March 1994; Co-Director of
                                                    Research and Senior Chemical
                                                    Analyst of C.J. Lawrence/
                                                    Deutsche Bank Securities Corp.
                                                    from January 1991 to March
                                                    1994; Chief Investment Officer
                                                    and Chemical Analyst of Mabon,
                                                    Nugent & Co. prior thereto.

Neil T. Eigen (52)                  President       Chief Investment Officer
245 Park Avenue                                     and Director of Equity
New York, NY  10167                                 Investments--Bear Stearns
                                                    Asset Management and Senior
                                                    Managing Director of Bear
                                                    Stearns since 1990.

Peter B. Fox (43)                   Executive Vice  Senior Managing Director,
Three First National                President       Bear Stearns, Public
 Plaza                                              Finance.
Chicago, IL  60602

William J. Montgoris (48)           Executive Vice  Chief Financial Officer and
245 Park Avenue                     President       Chief Operating Officer,
New York, NY  10167                                 Bear Stearns.

Stephen A. Bornstein (52)           Vice President  Managing Director, Legal
245 Park Avenue                     and Secretary   Department, Bear Stearns.
New York, NY  10167

Frank J. Maresca (37)               Vice President  Managing Director of Bear
245 Park Avenue                     and Treasurer   Stearns since September
New York, NY  10167                                 1994; Associate Director of
                                                    Bear Stearns from September
                                                    1993 to September 1994;
                                                    Executive Vice President of
                                                    BSFM since March 1992; Vice
                                                    President of Bear Stearns from
                                                    March 1992 to September 1993;
                                                    First Vice President of
                                                    Mitchell Hutchins Asset
                                                    Management Inc. ("Mitchell
                                                    Hutchins") from June 1988 to
                                                    March 1992; Director of Funds
                                                    Administration Division of
                                                    Mitchell Hutchins from November


NAME AND ADDRESS                    POSITION        PRINCIPAL OCCUPATION
   (AND AGE)                        WITH FUND       DURING PAST FIVE YEARS
----------------                    ---------       -------------------------------
                                                    1991 to March 1992; and Chief
                                                    Financial Officer of the
                                                    Mitchell Hutchins Fund Group
                                                    (holding the position of Vice
                                                    President and Treasurer of
                                                    PaineWebber Mutual Funds) from
                                                    June 1988 to November 1990.

Raymond D. DeAngelo (34)            Vice President  Associate Director of Bear
245 Park Avenue                                     Stearns since October 1994;
New York, NY  10167                                 Vice President and Manager--
                                                    Mutual Fund Sales Support Group
                                                    of Kidder, Peabody & Co.
                                                    Incorporated ("Kidder Peabody")
                                                    from August 1994 to October
                                                    1994; Vice President and
                                                    Manager--Unit Investment Trust
                                                    Department of Kidder Peabody
                                                    from August 1992 to August
                                                    1994; Vice President and
                                                    Wholesaler of Nike Securities,
                                                    L.P. (formerly Clayton Brown &
                                                    Associates) from September 1991
                                                    to August 1992; Assistant Vice
                                                    President and Wholesaler of
                                                    Clayton Brown & Associates
                                                    prior thereto.

Vincent L. Pereira (30)             Assistant       Vice President of Bear
245 Park Avenue                     Treasurer       Stearns and Vice President
New York, NY  10167                                 of BSFM since May 1993;
                                                    Assistant Vice President of
                                                    Mitchell Hutchins from October
                                                    1992 to May 1993; Senior
                                                    Relationship Manager of
                                                    Mitchell Hutchins from June
                                                    1988 to October 1992.

Eileen M. Coyle (29)                Assistant       Senior Fund Administrator
245 Park Avenue                     Secretary       for BSFM since January
New York, NY  10167                                 1994; Accounting Supervisor and Senior
                                                    Accountant for Bear Stearns since 1990;
                                                    Senior Accountant for Deloitte & Touche
                                                    from 1988 to 1990.

         The Fund intends to pay its non-affiliated Board members an annual retainer of $5,000 and a per meeting fee of $500 and to reimburse them for their expenses. The Fund does not compensate its officers. For its first fiscal year following commencement of operations (the period ending March 31, 1996), the aggregate compensation expected to be paid to each Board member by the Fund and all other funds in the Bear Stearns Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) is expected to be:

                                                                                        (5)
                                                (3)                                    Total
                              (2)            Pension or             (4)           Compensation from
         (1)               Aggregate     Retirement Benefits   Estimated Annual     Fund and Fund
    Name of Board        Compensation    Accrued as Part of     Benefits Upon      Complex Paid to
      Member             from Fund *       Fund's Expenses        Retirement        Board Members
      -----              -----------       --------------         ----------        -------------
Peter M. Bren              $7,000              None                 None              $12,000 (2)

Alan J. Dixon              $7,000              None                 None              $ 7,000 (1)

John R. McKernan, Jr.      $7,000              None                 None              $12,000 (2)

M.B. Oglesby, Jr.          $7,000              None                 None              $12,000 (2)

Robert S. Reitzes           None               None                 None                None  (2)

---------------------
* Amount does not include reimbursed expenses for attending Board meetings, which are estimated to be $8,000 for Board members of the Fund, as a group.


         Board members and officers of the Fund, as a group, owned less than 1% of each Portfolio's shares outstanding on October 31, 1995.

         For so long as the Plan described in the section captioned "Management Arrangements--Distribution and Shareholder Servicing Plan" remains in effect, the Fund's Trustees who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Trustees who are not "interested persons" of the Fund.

         No meetings of shareholders of the Fund will be held for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record of not less than two-thirds of the outstanding shares of the Fund may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Fund's Agreement and Declaration of Trust, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

                            MANAGEMENT ARRANGEMENTS

         The following information supplements and should be read in conjunction with the section in the Portfolios' Prospectus entitled "Management of the Fund."

         Investment Advisory Agreement. BSFM provides investment advisory services to each Portfolio pursuant to the Investment Advisory Agreement (the "Agreement") dated February 22, 1995, with the Fund. As to each Portfolio, the Agreement is subject to annual approval by (i) the Fund's Board of Trustees or
(ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio, provided that in either event the continuance also is approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund or BSFM, by vote cast in person at a meeting called for the purpose of voting on such approval. The Board of Trustees, including a majority of the Trustees who are not "interested persons" of any party to the Agreement, last approved the Agreement at a meeting held on February 22, 1995. The Agreement is terminable, as to each Portfolio, without penalty, on 60 days' notice, by the Fund's Board of Trustees or by vote of the holders of a majority of the Portfolio's shares, or, on not less than 90 days' notice, by BSFM. As to the relevant Portfolio, the Agreement will terminate automatically in the event of its assignment (as defined in the 1940
Act).

         BSFM is a wholly owned subsidiary of The Bear Stearns Companies Inc. The following persons are directors and/or senior officers of BSFM: Mark A. Kurland, Chief Executive Officer, President, Chairman of the Board and Director; Robert S. Reitzes, Executive Vice President and Director; Milton B. Rubin, Vice Chairman of the Board and Director; Frank J. Maresca, Executive Vice President; Neil T. Eigen, Executive Vice President; Vincent L. Pereira, Treasurer and Secretary; and Michael Minikes, Warren J. Spector and Robert M. Steinberg, Directors.

         BSFM provides investment advisory services to each Portfolio in accordance with its stated policies, subject to the approval of the Fund's Board of Trustees. BSFM provides each Portfolio with portfolio managers who are authorized by the Board of Trustees to execute purchases and sales of securities. The portfolio managers of the Equity Portfolios are Neil T. Eigen and Richard S. Rosen. The portfolio managers of the Bond Portfolio are John D. Knox and Mark R. Valkenburgh. All purchases and sales are reported for the Board's review at the meeting subsequent to such transactions.

         As compensation for BSFM's services, each Equity Portfolio has agreed to pay BSFM a monthly fee at the annual rate of .75 of 1% of the value of such Equity Portfolio's average daily net assets. The Bond Portfolio has agreed to pay BSFM a monthly fee at the annual rate of .45% of 1% of the value of the Bond Portfolio's average daily net assets.

         Distribution and Shareholder Servicing Plan. Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Trustees have adopted such a plan with respect to Class A and Class C shares (the "Plan"). The Fund's Trustees believe that there is a reasonable likelihood that the Plan will benefit each Portfolio and the holders of its Class A and Class C shares. In some states, banks or other institutions effecting transactions in Portfolio shares may be required to register as dealers pursuant to state law.

         A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. In addition, the Plan provides that it may not be amended to increase materially the costs which holders of a Class of shares may bear pursuant to the Plan without approval of such shareholders and that other material amendments of the Plan must be approved by the Board of Trustees, and by the Trustees who are neither "interested persons" (as defined in the 1940
Act) of the Fund nor have any direct or indirect financial interest in the operation of the Plan or in the related Plan agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan and related agreements are subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Plan. The Plan was so approved on February 22, 1995. The Plan is terminable at any time, as to each Class of each Portfolio, by vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan or in the Plan agreements or by vote of holders of a majority of the relevant Class' shares. A Plan agreement is terminable, as to each Class of each Portfolio, without penalty, at any time, by such vote of the Trustees, upon not more than 60 days' written notice to the parties to such agreement or by vote of the holders of a majority of the relevant Class' shares. A Plan agreement will terminate automatically, as to the relevant Class of a Portfolio, in the event of its assignment (as defined in the 1940 Act).

         Expense Limitation. BSFM agreed that if, in any fiscal year, the aggregate expenses of a Portfolio, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Portfolio, the Fund may deduct from the payment to be made to BSFM, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

                       PURCHASE AND REDEMPTION OF SHARES

         The following information supplements and should be read in conjunction with the sections in the Portfolios' Prospectus entitled "How to Buy Shares" and "How to Redeem Shares."

         Purchase Order Delays. The effective date of a purchase order may be
         ---------------------
delayed if PFPC, INC., the Portfolios' transfer agent, is unable to process the purchase order because of an interruption of services at its processing facilities. In such event, the purchase order would become effective at the purchase price next determined after such services are restored.

         Sales Loads--Class A. Set forth below is an example of the method of computing the offering price of the Class A shares of the Equity Portfolios. The example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

         Net Asset Value per Share               $12.00

         Per Share Sales Charge - 4.75%
            of offering price (4.99% of
            net asset value per share)           $ 0.60

         Per Share Offering Price to
            the Public                           $12.60

         Redemption Commitment. Each Portfolio has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Portfolio's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Portfolio to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.

         Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets each Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of a Portfolio's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and

Exchange Commission by order may permit to protect Portfolio shareholders.

                       DETERMINATION OF NET ASSET VALUE

         The following information supplements and should be read in conjunction with the section in the Portfolios' Prospectus entitled "How to Buy Shares."

         Valuation of Portfolio Securities. Equity Portfolio securities, including covered call options written by an Equity Portfolio, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Any assets or liabilities initially expressed in terms of foreign currency will be converted into U.S. dollars at the prevailing market rates for purposes of calculating net asset value. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world for such foreign securities, the calculation of net asset value does not take place contemporaneously with the determination of prices of such securities. Forward currency contracts will be valued at the current cost of offsetting the contract. Short-term investments are carried at amortized cost, which approximates value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Fund's Board of Trustees. Expenses and fees, including the management fee and distribution and service fees, are accrued daily and taken into account for the purpose of determining the net asset value of an Equity Portfolio's shares. Because of the differences in operating expenses incurred by each Class, the per share net asset value of each Class will differ.

         Substantially all of the Bond Portfolio's investments (including short-term investments) are valued each business day by one or more independent pricing services (the "Service") approved by the Fund's Board of Trustees. Securities valued by the Service for which quoted bid prices in the judgment of the Service are readily available and are representative of the bid side of the market are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Any assets or liabilities initially expressed in terms of foreign currency will be converted into U.S. dollars at the prevailing market rates for purposes of calculating net asset value. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world for such foreign securities, the calculation of net asset value does not take place contemporaneously with the determination of prices of such securities. Other investments valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments are not valued by the Service and are carried at amortized cost, which approximate value. Other investments that are not valued by the Service are valued at the average of the most recent bid and asked prices in the market in which such investments are primarily traded, or at the last sales price for securities traded primarily on an exchange or the national securities market. In the absence of reported sales of investments traded primarily on an exchange or the national securities market, the average of the most recent bid and asked prices is used. Bid price is used when no asked price is available. Expenses and fees are accrued daily and taken into account for the purpose of determining the net asset value of the Bond Portfolio's shares. Because of the differences in operating expenses incurred by each Class, the per share net asset value of each Class will differ.

         Each Portfolio's restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Board of Trustees, are valued at fair value as determined in good faith by the Board of Trustees. The Board of Trustees will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Trustees generally will take the following factors into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board of Trustees if the Trustees believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board of Trustees.

         New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

         The following information supplements and should be read in conjunction with the section in the Portfolios' Prospectus entitled "Dividends, Distributions and Taxes."

         It is expected that each Portfolio will qualify as a "regulated investment company" under the Code, as long as such qualification is in the best interests of its shareholders. Qualification as a regulated investment company relieves the Portfolio from any liability for Federal income taxes on net investment income and net realized securities gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

         Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of the shares below the cost of the investment. Such a dividend or distribution would be a return of investment in an economic sense, although taxable as stated above. In addition, the Code provides that if a shareholder holds shares of a regulated investment company for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received.

         Depending on the composition of a regulated investment company's income, dividends paid by the regulated investment company from net investment income may qualify for the dividends received deduction allowable to certain U.S. corporate shareholders ("dividends received deduction"). In general, dividend income of the regulated investment company distributed to qualifying corporate shareholders will be eligible for the dividends received deduction only to the extent that (i) the regulated investment company's income consists of dividends paid by U.S. corporations and (ii) the regulated investment company would have been entitled to the dividends received deduction with respect to such dividend income if the regulated investment company were not a regulated investment company under the Code. The dividends received deduction for qualifying corporate shareholders may be further reduced if the shares of the regulated investment company held by such shareholders with respect to which dividends are received are treated as debt-financed or deemed to have been held for less than 46 days. In addition, the Code provides other limitations with respect to the ability of a qualifying corporate shareholder to claim the dividends received deduction in connection with holding shares of a regulated investment company.

         Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain and loss. However, a portion of the gain or loss from the disposition of non-U.S. dollar denominated securities (including debt instruments, certain financial forward futures and option contracts and certain preferred stock) may be treated as ordinary income or loss under Section 988 of the Code. In addition, all or a portion of any gain realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276. Finally, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258. "Conversion transactions" are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

         Under Section 1256 of the Code, any gain or loss realized by a regulated investment company from certain futures and forward contracts and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such contracts and options as well as from closing transactions. In addition, any such contracts or options remaining unexercised at the end of a regulated investment company's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to such regulated investment company characterized in the manner described above.

         Offsetting positions held by a regulated investment company involving certain contracts or options may constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256 and 988. If a regulated investment company were treated as entering into "straddles" by reason of its engaging in certain contracts or options transactions, such "straddles" would be characterized as "mixed straddles" if the contracts or options transactions comprising a part of such "straddles" were governed by Section 1256 of the Code. A regulated investment company may make one or more elections with respect to "mixed straddles." Depending on which election is made, if any, the results to a regulated investment company may differ. If no election is made to the extent the "straddle" and conversion transactions rules apply to positions established by a regulated investment company, losses realized by the regulated investment company will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the "straddle" rules, short-term capital loss on "straddle" positions may be recharacterized as long-term capital loss, and long-term capital gains may be treated as short-term capital gains or ordinary income.

         Investment by a regulated investment company in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations could under special tax rules affect the amount, timing and character of distributions to shareholders by causing a regulated investment company to recognize income prior to the receipt of cash payments. For example, a regulated investment company could be required to accrue a portion of the discount (or deemed discount) at which the securities were issued and to distribute such income in order to maintain its qualification as a regulated investment company. In such case, a regulated investment company may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

         If a regulated investment company invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the regulated investment company. Under Proposed Treasury Regulation Section 1.1291-8(a), the Fund can elect to mark-to-market gains (but not losses) from PFIC securities in lieu of paying taxes on gain or distributions therefrom. Such gains will be treated as ordinary income under Proposed Treasury Regulation Section 1.1291-8(b)(2).

                            PORTFOLIO TRANSACTIONS

         BSFM assumes general supervision over placing orders on behalf of each Equity Portfolio for the purchase or sale of investment securities. Allocation of brokerage transactions, including their frequency, is made in BSFM's best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected will include those that supplement BSFM's research facilities with statistical data, investment information, economic facts and opinions. Information so received is in addition to and not in lieu of services required to be performed by BSFM and BSFM's fees are not reduced as a consequence of the receipt of such supplemental information.

         BSFM assumes general supervision over placing orders on behalf of the Bond Portfolio for the purchase or sale of investment securities. Purchases and sales of portfolio securities usually are principal transactions. Bond Portfolio securities ordinarily are purchased directly from the issuer or from an underwriter or a market maker for the securities. Usually no brokerage commissions are paid by the Fund for such purchases. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter and the purchase price paid to market makers for the securities may include the spread between the bid and asked price. Bond Portfolio transactions are allocated to various dealers by the Fund's portfolio managers in their best judgment.

         Such information may be useful to BSFM in serving each Portfolio and other funds which it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to BSFM in carrying out its obligations to the Portfolios. Sales of Portfolio shares by a broker may be taken into consideration, and brokers also will be selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Large block trades may, in certain cases, result from two or more funds advised or administered by BSFM being engaged simultaneously in the purchase or sale of the same security. Certain of BSFM's transactions in securities of foreign issuers may not benefit from the negotiated commission rates available to an Equity Portfolio for transactions in securities of domestic issuers. When transactions are executed in the over-the-counter market, each Portfolio will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable. Foreign exchange transactions of each Equity Portfolio are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

         Portfolio turnover may vary from year to year as well as within a year. It is anticipated that in any fiscal year the turnover rate may approach the 100% level for a Portfolio; however, in periods in which extraordinary market conditions prevail, BSFM will not be deterred from changing investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by BSFM based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

         To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the Securities and Exchange Commission thereunder, the Board of Trustees has determined that transactions for each Portfolio may be executed through Bear Stearns if, in the judgment of BSFM, the use of Bear Stearns is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, Bear Stearns charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions. In addition, under rules recently adopted by the Securities and Exchange Commission, Bear Stearns may directly execute such transactions for each Portfolio on the floor of any national securities exchange, provided (i) the Board of Trustees has expressly authorized Bear Stearns to effect such transactions, and (ii) Bear Stearns annually advises the Board of Trustees of the aggregate compensation it earned on such transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.

                            PERFORMANCE INFORMATION

         The following information supplements and should be read in conjunction with the section in the Portfolios' Prospectus entitled "Performance Information."

         Current yield for the 30-day period ended September 30, 1995 for Class A, Class C and Class Y of the Bond Portfolio was 5.84%, 5.44% and 6.05%, respectively. The current yield for each Class reflects the waiver or reimbursement of certain fees and expenses by the investment adviser, without which the Portfolio's current yield for such period would have been 3.69% for Class A, 3.29% for Class C and 3.88% for Class Y. Current yield of the Bond Portfolio is computed pursuant to a formula which operates as follows: The amount of the Bond Portfolio's expenses accrued for the 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned by the Bond Portfolio during the period. That result is then divided by the product of: (a) the average daily number of shares outstanding during the period that were entitled to receive dividends, and (b) the maximum offering price per share on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.

         Average annual total return of each Portfolio is calculated by determining the ending redeemable value of an investment purchased at net asset value (maximum offering price in the case of Class A) per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. A Class' average annual total return figures calculated in accordance with such formula assume that in the case of Class A the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or in the case of Class C the maximum applicable CDSC has been paid upon redemption at the end of the period.

         Total return of each Portfolio is calculated by subtracting the amount of the Portfolio's net asset value (maximum offering price in the case of Class
A) per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period and any applicable CDSC), and dividing the result by the net asset value (maximum offering price in the case of Class A) per share at the beginning of the period. Total return also may be calculated based on the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class

C shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to Class A shares or any applicable CDSC with respect to Class C shares, which, if reflected would reduce the performance quoted.

         The total return for each Portfolio for the period from commencement of operations of the Portfolio or Class thereof through September 30, 1995 for the indicated Class was as follows:


                                    Class A                          Class C                 Class Y
                       ---------------------------------    -----------------------------    --------
                       Based on Maximum    Based on Net     Based on Net      Based on
Name of Portfolio       Offering Price     Asset Value      Asset Value      Maximum CDSC
-----------------      ----------------    -------------    -------------    ------------
Large Cap Value              12.94%            18.58%           18.25%          17.08%         1.86%
 Portfolio(1)

Small Cap Value              20.56%            26.58%           26.25%          25.00%        16.20%
 Portfolio(2)

Total Return Bond             2.24%             6.22%            6.03%           5.01%         0.54%
 Portfolio(3)

----------------
(1) From April 4, 1995 for Class A and Class C, and from August 11, 1995 for Class Y, to September 30, 1995.
(2) From April 3, 1995 for Class A and Class C, and from June 22, 1995 for Class Y, to September 30, 1995.
(3) From April 5, 1995 for Class A and Class C, and from September 8, 1995 for Class Y, to September 30, 1995.

                           INFORMATION ABOUT THE FUND

         The following information supplements and should be read in conjunction with the section in the Portfolios' Prospectus entitled "General Information."

         Each Portfolio share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Portfolio shares have no preemptive, subscription or conversion rights and are freely transferable.

         The Fund will send annual and semi-annual financial statements to all its shareholders.

         As of October 31, 1995, the following shareholders owned, directly or indirectly, 5% or more of each Portfolio's shares.

                                  Percent of Large Cap
                                  Value Portfolio
Name and Address                  Class A Shares Outstanding
----------------                  --------------------------

Bear Stearns Securities Corp.                29.2%
FBO 001-00269-20
1 Metrotech Center North
Brooklyn, New York  11201-3859

Bear Stearns Securities Corp.                 7.6%
FBO 086-15297-17
1 Metrotech Center North
Brooklyn, New York  11201-3859

Bear Stearns Securities Corp.                19.0%
FBO 050-32583-11
1 Metrotech Center North
Brooklyn, New York  11201-3859


                                  Percent of Large Cap
                                  Value Portfolio
Name and Address                  Class C Shares Outstanding
----------------                  --------------------------

Bear Stearns Securities Corp.                36.4%
FBO 001-00268-20
1 Metrotech Center North
Brooklyn, New York  11201-3859

Bear Stearns Securities Corp.                 8.0%
FBO 220-43187-11
1 Metrotech Center North
Brooklyn, New York  11201-3859


                                  Percent of Large Cap
                                  Value Portfolio
Name and Address                  Class Y Shares Outstanding
----------------                  --------------------------

Bear Stearns Securities Corp.                 8.7%
FBO 049-40741-15
1 Metrotech Center North
Brooklyn, New York  11201-3859

Bear Stearns Securities Corp.                10.9%
FBO 049-40740-16
1 Metrotech Center North
Brooklyn, New York  11201-3859

Bear Stearns Securities Corp.                 8.7%
FBO 049-40737-11
1 Metrotech Center North
Brooklyn, New York  11201-3859

Bear Stearns Securities Corp.                 8.7%
FBO 049-40736-12
1 Metrotech Center North
Brooklyn, New York  11201-3859

Bear Stearns Securities Corp.                13.1%
FBO 049-40735-13
1 Metrotech Center North
Brooklyn, New York  11201-3859

Bear Stearns Securities Corp.                14.4%
FBO 054-01340-12
1 Metrotech Center North
Brooklyn, New York  11201-3859

Bear Stearns Securities Corp.                 5.6%
FBO 048-77400-11
1 Metrotech Center North
Brooklyn, New York  11201-3859


                                  Percent of Small Cap
                                  Value Portfolio
Name and Address                  Class A Shares Outstanding
----------------                  --------------------------

Bear Stearns Securities Corp.                30.0%
FBO 001-00269-20
1 Metrotech Center North
Brooklyn, New York  11201-3859

Bear Stearns Securities Corp.                 5.4%
FBO 197-95923-16
1 Metrotech Center North
Brooklyn, New York  11201-3859


                                  Percent of Small Cap
                                  Value Portfolio
Name and Address                  Class C Shares Outstanding
----------------                  --------------------------

Bear Stearns Securities Corp.                25.3%
FBO 001-00269-20
1 Metrotech Center North
Brooklyn, New York  11201-3859

                                  Percent of Small Cap
                                  Value Portfolio
Name and Address                  Class Y Shares Outstanding
----------------                  --------------------------

Bear Stearns Securities Corp.            6.4%
FBO 049-40274-10
1 Metrotech Center North
Brooklyn, New York  11201-3859

Bear Stearns Securities Corp.           11.2%
FBO 049-40620-16
1 Metrotech Center North
Brooklyn, New York  11201-3859

Custodial Trust Company                 20.7%
101 Carnegie Center
Princeton, New Jersey  08540


                                  Percent of Total
                                  Return Bond Portfolio
Name and Address                  Class A Shares Outstanding
----------------                  --------------------------

Bear Stearns Securities Corp.           18.0%
FBO 001-00269-20
1 Metrotech Center North
Brooklyn, New York  11201-3859

Bear Stearns Securities Corp.           17.0%
FBO 001-29339-12
1 Metrotech Center North
Brooklyn, New York  11201-3859

Bear Stearns Securities Corp.            6.9%
FBO 220-33820-11
1 Metrotech Center North
Brooklyn, New York  11201-3859


                                  Percent of Total
                                  Return Bond Portfolio
Name and Address                  Class C Shares Outstanding
----------------                  --------------------------

Bear Stearns Securities Corp.           46.2%
FBO 001-00265-20
1 Metrotech Center North
Brooklyn, New York  11201-3859

Bear Stearns Securities Corp.           15.5%
FBO 498-00001-13
1 Metrotech Center North
Brooklyn, New York  11201-3859

Bear Stearns Securities Corp.            7.4%
FBO 220-43677-14
1 Metrotech Center North
Brooklyn, New York  11201-3859

Bear Stearns Securities Corp.            7.4%
FBO 220-43671-10
1 Metrotech Center North
Brooklyn, New York  11201-3859

Bear Stearns Securities Corp.            5.9%
FBO 027-43204-15
1 Metrotech Center North
Brooklyn, New York  11201-3859


                                  Percent of Total
                                  Return Bond Portfolio
Name and Address                  Class Y Shares Outstanding
----------------                  --------------------------

Bear Stearns Securities Corp.           92.8%
FBO 049-41095-15
1 Metrotech Center North
Brooklyn, New York  11201-3859

         A shareholder who beneficially owns, directly or indirectly more than 25% of a Portfolio's voting Securities may be deemed a "control person" (as defined in the 1940 Act) of a Portfolio.

           CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, COUNSEL
                            AND INDEPENDENT AUDITORS

         Custodial Trust Company ("CTC"), 101 Carnegie Center, Princeton, New Jersey 08540, an affiliate of Bear Stearns, is each Portfolio's custodian.
Under a custody agreement with each Portfolio, CTC holds each Portfolio's securities and keeps all necessary accounts and records. For its services, CTC receives from each Portfolio an annual fee of the greater of .015% of the value of the domestic assets held in custody or $5,000, such fee to be payable monthly based upon the total market value of such assets, as determined on the last business day of the month. In addition, CTC receives certain securities transactions charges which are payable monthly. PFPC Inc., Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, is each Portfolio's transfer agent, dividend disbursing agent and registrar. Neither of them has any part in determining the investment policies of any Portfolio or which securities are to be purchased or sold by any Portfolio.

         Stroock & Stroock & Lavan, 7 Hanover Square, New York, New York 10004-2696, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authoriza-tion and valid issuance of the shares of beneficial interest being sold pursuant to the Portfolios' Prospectus.

         Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281-1434, independent auditors, have been selected as auditors of the Fund.

                                    APPENDIX

         Description of certain ratings assigned by S&P, Moody's, Fitch and
Duff:

S&P

Bond Ratings
------------

                                      AAA

         Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                       AA

         Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

                                       A

         Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

                                      BBB

         Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

         S&P's letter ratings may be modified by the addition of a plus (+) or minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

Commercial Paper Rating
-----------------------

         The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Moody's

Bond Ratings
------------

                                      Aaa

         Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       Aa

         Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                       A

         Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                      Baa

         Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Commercial Paper Rating
-----------------------

         The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers (or relating supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch

Bond Ratings
------------

         The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                                      AAA

         Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                       AA

         Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

                                       A

         Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                                      BBB

         Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

Short-Term Ratings
------------------

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                                      F-1+

         Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                                      F-1

         Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                                      F-2

         Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

Duff

Bond Ratings
------------

                                      AAA

         Bonds rated AAA are considered highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                                       AA

         Bonds rated AA are considered high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                                       A

         Bonds rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                                      BBB

         Bonds rated BBB are considered to have below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

         Plus (+) and minus (-) signs are used with a rating symbol (except AAA) to indicate the relative position of a credit within the rating category.

Commercial Paper Rating
-----------------------

         The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.



                                                                    BSF-S-002-05

                             FINANCIAL STATEMENTS

             Large Cap Value Portfolio, Small Cap Value Portfolio
                        and Total Return Bond Portfolio
                           of The Bear Stearns Funds

                      STATEMENT OF ASSETS AND LIABILITIES

                               February 22, 1995

                                                 Large       Small       Total
                                                  Cap         Cap        Return
                                                 Value       Value        Bond
                                               Portfolio    Portfolio  Portfolio
                                               ----------  ----------  ---------
Assets:

    Cash in Bank.............................   $ 25,008    $ 25,008     $24,984
    Deferred organization
      expenses (Note 3)......................   $112,500    $150,000     $75,000
Assets.......................................   $137,508    $175,008     $99,984

Liabilities -- deferred organization
  expenses payable...........................   $112,500    $150,000     $75,000
                                                --------    --------     -------
Net Assets (equivalent to $12.00
  per share on 1,042 Class A shares
  of beneficial interest of the Large
  Cap Value Portfolio and the Small
  Cap Value Portfolio and 1,041 Class A
  shares of the Total Return Bond Portfolio
  and 1,042 Class C shares of beneficial
  interest of the Large Cap Value
  Portfolio and the Small Cap Value
  Portfolio and 1,041 Class C shares of
  the Total Return Bond Portfolio
  (par value $0.001) outstanding with
  an indefinite number of authorized shares
  of beneficial interest)
  (Notes 1 and 2)............................   $ 25,008    $ 25,008     $24,984
                                                --------    --------     -------

Calculation of Offering Price

Class A Shares
  Net Asset Value and Redemption Price.......   $  12.00    $  12.00     $ 12.00
  Maximum Sales Charge Percentage............       4.75%       4.75%       3.75%
  Maximum Sales Charge.......................   $    .60    $    .60     $   .45
                                                --------    --------     -------
Offering Price to Public.....................   $  12.60    $  12.60     $ 12.45
                                                ========    ========     =======

Class C Shares
  Net Asset Value and Redemption Price.......   $  12.00    $  12.00     $ 12.00

__________________________
(1) The Bear Stearns Funds (the "Fund") was organized as a Massachusetts business trust on September 29, 1994. To date, the Fund has not had any transactions other than those relating to organizational matters and the sale of 5,209 Class A shares and 5,209 Class C shares of beneficial interest of the S&P STARS Portfolio, 1,042 Class A shares and 1,042 Class C shares of beneficial interest of each of the Large Cap Value Portfolio and Small Cap Value Portfolio and 1,041 Class A shares and 1,041 Class C shares of beneficial interest of the Total Return Bond Portfolio to Bear Stearns Funds Management Inc. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) The Fund has entered into a Distribution Agreement with Bear, Stearns & Co. Inc. (the "Distributor") on behalf of the Large Cap Value Portfolio, Small Cap Value Portfolio and Total Return Bond Portfolio. Certain officers and/or Trustees of the Fund are officers and/or directors of the Distributor.

(3) Deferred organization expenses will be amortized over a period from the date the Fund commences operations not exceeding five years. In the event that the Fund's initial shareholder or any transferee of the Fund's initial shareholder redeems any of its original shares prior to the end of the five-year period, the proceeds of the redemption payable in respect of such shares shall be reduced by the pro rata share (based on the proportionate share of the original shares redeemed to the total number of original shares outstanding at the time of redemption) of the unamortized deferred organization expenses as of the date of such redemption. In the event that the Fund is liquidated prior to the end of the five-year period, the Fund's initial shareholder or the transferee of the Fund's initial shareholder shall bear the unamortized deferred organization expenses.

REPORT OF INDEPENDENT AUDITORS

To the Trustees and Shareholders of
The Bear Stearns Funds

         We have audited the statement of assets and liabilities of the Large Cap Value Portfolio, Small Cap Value Portfolio and Total Return Bond Portfolio of The Bear Stearns Funds as of February 22, 1995. This financial statement is the responsibility of The Bear Stearns Funds' management. Our responsibility is to express an opinion on the financial statement based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the statement of assets and liabilities presents fairly, in all material respects, the financial position of each of the Large Cap Value Portfolio, Small Cap Value Portfolio and Total Return Bond Portfolio of The Bear Stearns Funds at February 22, 1995 in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP
New York, New York

February 28, 1995

                            THE BEAR STEARNS FUNDS

                          Large Cap Value Portfolio

                           Portfolio of Investments

                              SEPTEMBER 30, 1995
                                 (unaudited)



-------------------------------------------------------------------------------
                                                                       MARKET
SHARES                                                                 VALUE
-------------------------------------------------------------------------------
         COMMON STOCKS 96.88%

         Aerospace - 3.47%
  2,500  United Technologies Corp..................................  $  220,938
                                                                     ----------

         Automobiles - 6.74%
  6,700  Ford Motor Co.............................................     208,537
  4,700  General Motors Corp.......................................     220,313
                                                                     ----------
                                                                        428,850
                                                                     ----------

         Banks - 6.11%
  4,500  Bank of New York Co., Inc.................................     209,250
  3,000  BankAmerica Corp..........................................     179,625
                                                                     ----------
                                                                        388,875
                                                                     ----------

         Building & Housing - 3.51%
  5,000  Owens-Corning Fiberglas Corp.*............................     223,125
                                                                     ----------

         Chemicals & Fertilizers - 2.83%
  2,700  Grace (W.R.) & Co.........................................     180,225
                                                                     ----------

         Computers & Office Equipment - 7.62%
 22,000  Tandem Computers Inc.*....................................     269,500
  1,600  Xerox Corp................................................     215,000
                                                                     ----------
                                                                        484,500
                                                                     ----------

         Credit & Finance - 8.84%
 12,500  Great Western Financial Corp..............................     296,875
  5,000  Travelers Group, Inc......................................     265,625
                                                                     ----------
                                                                        562,500
                                                                     ----------

         Drug & Hospital Supplies - 8.08%
  7,000  Baxter International, Inc.................................     287,875
  4,200  Medtronic, Inc............................................     225,750
                                                                     ----------
                                                                        513,625
                                                                     ----------

         Electrical Equipment - 11.26%
  4,000  General Electric Co.......................................     255,000
  3,800  Raychem Corp..............................................     171,000
  9,000  Stewart & Stevenson Services, Inc.........................     290,250
                                                                     ----------
                                                                        716,250
                                                                     ----------

         Electronics - 2.28%
  1,900  Motorola, Inc.............................................     145,112
                                                                     ----------

         Food & Beverages - 3.94%
  3,000  Philip Morris Cos. Inc....................................     250,500
                                                                     ----------

         Furnishings & Appliances - 2.62%
  3,000  Armstrong World Industries, Inc...........................     166,500
                                                                     ----------

         Insurance - 7.40%
 11,300  Equitable Cos., Inc.......................................     276,850
 10,000  USF&G Corp................................................     193,750
                                                                     ----------
                                                                        470,600
                                                                     ----------

         Miscellaneous Industrials - 3.89%
 10,000  Dial Corp.................................................     247,500
                                                                     ----------

         Publishing & Broadcasting - 1.00%
    800  CBS, Inc..................................................      63,900
                                                                     ----------

         Railroads - 2.08%
  2,000  Union Pacific Corp........................................     132,500
                                                                     ----------

         Retailing - 7.92%
  5,000  May Department Stores Co..................................     218,750
 15,000  The Limited, Inc..........................................     285,000
                                                                     ----------
                                                                        503,750
                                                                     ----------

         Services - 4.11%
 13,000  Humana Inc.*..............................................     261,625
                                                                     ----------

         Textiles & Shoes - 3.18%
  8,000  Liz Claiborne, Inc........................................     202,000
                                                                     ----------

         Total Common Stocks
           (cost - $5,455,536).....................................   6,162,875
                                                                     ----------

PRINCIPAL
 AMOUNT
 (000's)
---------
         SHORT-TERM INVESTMENT - 0.79%
         Investment Company - 0.79%
$    50  Federated Trust for Short-term
         U.S. Government Securities**
         (cost - $50,202)..........................................      50,202
                                                                     ----------

         Total Investments
         (cost - $5,505,738) - 97.67%..............................   6,213,077
         Other assets in excess of
         liabilities - 2.33%.......................................     148,402
                                                                     ----------
         Net Assets - 100.00%......................................  $6,361,479
                                                                     ==========
---------
*  Non-income producing security.
** Money market fund.

The accompanying notes are an integral part of the financial statements.

                            THE BEAR STEARNS FUNDS

                          Small Cap Value Portfolio

                           Portfolio of Investments

                              SEPTEMBER 30, 1995
                                 (unaudited)



--------------------------------------------------------------------------------
                                                                        MARKET
SHARES                                                                  VALUE
--------------------------------------------------------------------------------
           COMMON STOCKS--98.11%

           Banks - 9.34%
  11,000   Bay View Capital Corp...................................  $   297,000
  19,750   California Financial Holding Co. .......................      377,719
  19,640   Summit Bancorp Inc. ....................................      547,465
                                                                     -----------
                                                                       1,222,184
                                                                     -----------
           Building & Housing - 5.35%
   8,000   Engle Homes, Inc. ......................................       70,000
  51,520   Fedders Corp. Class A...................................      249,844
  37,000   M/I Schottenstein Homes, Inc.*..........................      379,250
                                                                     -----------
                                                                         699,094
                                                                     -----------
           Computers & Office Equipment - 4.92%
  26,000   Dialogic Corp.*.........................................      643,500
                                                                     -----------
           Cosmetics & Soaps - 3.31%
  14,000   Guest Supply, Inc.*.....................................      432,250
                                                                     -----------
           Credit & Finance - 6.36%
  16,000   RenaissanceRe Holdings Ltd. ............................      390,000
  16,000   Security-Connecticut Corp. .............................      442,000
                                                                     -----------
                                                                         832,000
                                                                     -----------
           Drug & Hospital Supplies - 2.12%
  60,000   International Murex Technologies Corp.*.................      277,500
                                                                     -----------
           Electrical Equipment - 3.58%
  30,200   Davel Communications Group, Inc.*.......................      468,100
                                                                     -----------
           Electronics - 8.73%
  11,100   Cubic Corp. Designs.....................................      265,012
  49,000   Griffon Corp.*..........................................      422,625
  48,000   Syntellect, Inc.*.......................................      180,000
   5,000   Watkins-Johnson Co. ....................................      273,750
                                                                     -----------
                                                                       1,141,387
                                                                     -----------
           Entertainment & Leisure - 4.59%
  25,000   Avondale Industries, Inc.*..............................      390,625
  25,000   Graff Pay-Per-View Inc.*................................      209,375
                                                                     -----------
                                                                         600,000
                                                                     -----------
           Furnishings & Appliances - 2.60%
  80,000   QSound Labs, Inc.*......................................      340,000
                                                                     -----------
           Grocery Products - 3.98%
  22,650   ERLY Industries, Inc.*..................................      198,187
  22,400   FoodBrands America, Inc.*...............................      322,000
                                                                     -----------
                                                                         520,187
                                                                     -----------
           Insurance - 3.68%
  14,000   Ace, Ltd. ..............................................      481,250
                                                                     -----------
           Investment Companies - 2.92%
  36,000   The Argentina Fund, Inc. ...............................      382,500
                                                                     -----------
           Lodging & Catering - 1.94%
  19,700   John Q. Hammons Hotels, Inc.*...........................      253,638
                                                                     -----------
           Machinery - 1.38%
   4,000   JLG Industries, Inc. ...................................      180,000
                                                                     -----------
           Miscellaneous Industrials - 10.09%
   8,000   Blount, Inc. Class A....................................      381,000
  24,000   Furon Co. ..............................................      450,000
  23,000   Ornda Healthcorp*.......................................      488,750
                                                                     -----------
                                                                       1,319,750
                                                                     -----------
           Non-Ferrous Metals - 4.56%
  11,500   Mueller Industries, Inc.*...............................      596,563
                                                                     -----------
           Retailing - 2.94%
  19,700   American Eagle Outfitters, Inc.*........................      275,492
   1,600   Treadco, Inc. ..........................................       17,600
  15,000   Wet Seal, Inc. Class A*.................................       91,875
                                                                     -----------
                                                                         384,967
                                                                     -----------
           Services - 3.78%
  18,000   Cephalon Inc.*..........................................      495,000
                                                                     -----------
           Steel - 0.29%
   3,600   Laclede Steel Co.*......................................       37,350
                                                                     -----------
           Textiles & Shoes - 10.81%
  38,000   Cone Mills Corp.*.......................................      508,250
  12,800   Cygne Designs, Inc.*....................................       42,400
  12,000   Donnkenny Apparel, Inc.*................................      337,500
  24,000   Fieldcrest Cannon, Inc.*................................      525,000
                                                                     -----------
                                                                       1,413,150
                                                                     -----------
           Toys - 0.84%
  13,000   Tandycrafts, Inc.*......................................      110,500
                                                                     -----------
           Total Common Stocks
             (cost - $11,366,133)..................................   12,830,870
                                                                     -----------
PRINCIPAL
 AMOUNT
 (000's)
---------
           SHORT-TERM INVESTMENT--1.29%
           Investment Company - 1.29%

$   169    Federated Trust for Short-term
           U.S. Government Securities**
           (cost - $168,710).......................................      168,710
                                                                     -----------
           Total Investments
           (cost - $11,534,843) - 99.40%...........................   12,999,580
           Other assets in excess of
           liabilities - 0.60%.....................................       79,034
                                                                     -----------
           Net Assets - 100.00%....................................  $13,078,614
                                                                     ===========
-------
*  Non-income producing security.
** Money market fund.

The accompanying notes are an integral part of the financial statements.

                            THE BEAR STEARNS FUNDS

                         Total Return Bond Portfolio

                           Portfolio of Investments

                              SEPTEMBER 30, 1995
                                 (unaudited)

-------------------------------------------------------------------------------
                                                         PRINCIPAL
                                                           AMOUNT      MARKET
                                                           (000'S)     VALUE
-------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--90.28%

CORPORATE BONDS--22.20%
  Associates Corp. N.A., 7.50%, 05/15/99................   $  150    $  155,438
  Caterpillar, Inc., 6.56%, 11/03/97....................      150       150,830
  CIT Group Holdings, Inc., 6.75%, 04/30/98.............      150       151,500
  Eastman Chemical Co., 7.25%, 01/15/24.................      650       640,250
  Ford Credit 1995-B Grantor Trust,
    Asset Backed Certificates, 5.90%, 10/15/00..........      653       651,400
  General Motors Acceptance Corp., 6.13%, 09/08/97......      300       299,250
  J.C. Penney & Co., 6.38%, 09/15/00....................      600       598,500
  Kroger Secured Finance Inc., 9.05%, 12/15/04..........      200       231,000
  Salomon Inc, 5.34%, 12/17/96..........................      500       492,100
  Standard Credit Card Trust, 9.38%, 07/10/97...........      190       200,887
                                                                     ----------
Total Corporate Bonds (cost--$3,555,237)...............               3,571,155
                                                                     ----------

FEDERAL HOME LOAN MORTGAGE CORPORATION--14.86%
  9.00%, 04/01/25.......................................      442       462,770
  9.50%, 04/01/25.......................................      454       480,456
  6.50%, 07/15/25 TBA...................................    1,500     1,446,563
                                                                     ----------
Total Federal Home Loan Mortgage Corporation
  (cost--$2,381,043)...................................               2,389,789
                                                                     ----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION--11.28%
  9.00%, 04/01/25.......................................      268       280,658
  8.00%, 06/15/25 TBA...................................    1,500     1,534,687
                                                                     ----------
Total Federal National Mortgage Association
  (cost--$1,811,939)...................................               1,815,345
                                                                     ----------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--9.95%
  6.50%, 11/15/23.......................................      494       477,065
  6.50%, 03/15/24.......................................      480       463,686
  9.00%, 05/15/25.......................................      444       467,473
  6.50%, 04/15/25 TBA...................................      200       192,750
                                                                     ----------
Total Government National Mortgage Association
  (cost--$1,541,954)...................................               1,600,974
                                                                     ----------


   The accompanying notes are an integral part of the financial statements.

                            THE BEAR STEARNS FUNDS

                          TOTAL RETURN BOND PORTFOLIO
                           PORTFOLIO OF INVESTMENTS
                              SEPTEMBER 30, 1995
                                  (UNAUDITED)

-------------------------------------------------------------------------------
                                                    PRINCIPAL
                                                     AMOUNT      MARKET
DESCRIPTION                                          (000'S)      VALUE
-------------------------------------------------------------------------------
LONG-TERM INVESTMENTS (continued)
U.S. Government Securities--31.99%
U.S. Treasury Bonds
  7.63%, 02/15/25.................................   $1,600    $ 1,811,376
U.S. Treasury Notes
  6.25%, 05/31/00.................................    1,000      1,009,930
  6.25%, 08/31/00.................................      650        656,234
  7.88%, 11/15/04.................................    1,500      1,669,545
                                                               -----------
Total U.S. Government Securities
  (cost--$5,154,330)..............................               5,147,085
                                                               -----------
Total Long-Term Investments (cost--$14,444,503)...              14,524,348
                                                               -----------
SHORT-TERM INVESTMENTS--27.95%
  Federal Home Loan Bank, 6.30%, 10/02/95+........    1,320      1,319,769
  Federal National Mortgage Association,
    5.63%, 10/16/95+..............................    3,075      3,067,786
  Federated Trust for Short-term
    U.S. Government Securities*...................      110        110,058
                                                               -----------
Total Short-Term Investments (cost--$4,497,613)...               4,497,613
                                                               -----------
Total Investments (cost--$18,942,116)--118.23%....              19,021,961
Liabilities in excess of other assets--(18.23%)...              (2,933,580)
                                                               -----------
Net Assets--100%..................................             $16,088,381
                                                               ===========

____
TBA To be Announced. TBA securities are purchased on a firm commitment basis with an approximate principal and maturity. The actual principal amount and maturity date is determined upon settlement.
*Money market fund.
+Segregated as collateral for TBA securities.


The accompanying notes are an integral part of the financial statements.

                            THE BEAR STEARNS FUNDS

                     Statement of Assets and Liabilities

                              September 30, 1995
                                 (unaudited)

                                                                      LARGE CAP         SMALL CAP        TOTAL RETURN
                                                                   VALUE PORTFOLIO   VALUE PORTFOLIO    BOND PORTFOLIO
                                                                   ---------------   ---------------    --------------
ASSETS
  Investments, at value (cost - $5,505,738, $11,534,843,
   $18,942,116, respectively).................................        $6,213,077        $12,999,580      $19,021,961
  Receivable for Portfolio shares sold........................            19,058            178,431           56,688
  Receivable for investment securities sold...................           135,672            130,565               --
  Receivable from investment adviser..........................            68,402             56,263           72,208
  Dividends and interest receivable...........................             9,797              3,917          140,445
  Deferred organization expenses and other assets.............           132,206            127,699          123,190
                                                                      ----------        -----------      -----------
    Total assets..............................................         6,578,212         13,496,455       19,414,492
                                                                      ----------        -----------      -----------

LIABILITIES
  Payable for Portfolio securities purchased..................                --            197,431        3,178,734
  Payable for Portfolio shares repurchased....................            40,120             30,060               --
  Dividends payable...........................................                --                 --           23,806
  Distribution fee payable (class A and C shares).............             8,453             14,724            6,785
  Custodian fee payable.......................................             5,468              4,010            3,956
  Administration fee payable..................................             2,893              5,455            3,862
  Organization expenses payable...............................           111,134            118,281           60,318
  Accrued expenses............................................            48,665             47,880           48,650
                                                                     -----------        -----------      -----------
    Total liabilities.........................................           216,733            417,841        3,326,111
                                                                     -----------        -----------      -----------

NET ASSETS
  Capital stock, $0.001 par value (unlimited shares of
    beneficial interest authorized)...........................               447                861            1,299
  Paid-in capital.............................................         5,654,231         11,330,786       15,957,662
  Undistributed net investment income/(loss)..................             9,294            (34,656)              --
  Accumulated net realized gain/(loss) from investments.......            (9,832)           316,886           49,575
  Net unrealized appreciation on investments..................           707,339          1,464,737           79,845
                                                                      ----------        -----------      -----------
    Total net assets..........................................        $6,361,479        $13,078,614      $16,088,381
                                                                      ==========        ===========      ===========
CLASS A
  Net assets..................................................        $3,426,804        $ 6,981,128      $ 4,557,275
                                                                      ----------        -----------      -----------
  Shares of beneficial interest outstanding...................           240,803            459,451          368,047
                                                                      ----------        -----------      -----------
  Net asset value per share...................................            $14.23             $15.19           $12.38
                                                                          ------             ------           ------
Maximum offering price per share (net asset value plus sales charge of 4.75%,* 4.75%* and 3.75%*, respectively,
 of the offering price).......................................            $14.94             $15.95           $12.86
                                                                          ======             ======           ======
CLASS C
  Net assets..................................................        $2,399,526         $4,090,074       $1,670,025
                                                                      ----------         ----------       ----------
  Shares of beneficial interest outstanding...................           169,050            269,976          134,874
                                                                      ----------         ----------       ----------
  Net asset value and offering price per share**..............            $14.19             $15.15           $12.38
                                                                          ======             ======           ======
CLASS Y
  Net assets..................................................        $  535,149        $ 2,007,412      $ 9,861,081
                                                                      ----------        -----------      -----------
  Shares of beneficial interest outstanding...................            37,585            131,997          796,396
                                                                      ----------        -----------      -----------
  Net asset value, offering and redemption price per share....            $14.24             $15.21           $12.38
                                                                          ======             ======           ======

-------------------
 * On investments of $50,000 or more, the offering price is reduced.

** Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of the financial statements.

                            THE BEAR STEARNS FUNDS

                           Statement of Operations

           FOR THE PERIOD APRIL 3, 1995* THROUGH SEPTEMBER 30, 1995
                                 (unaudited)

                                                                 LARGE CAP         SMALL CAP       TOTAL RETURN
                                                              VALUE PORTFOLIO   VALUE PORTFOLIO   BOND PORTFOLIO
                                                              ---------------   ---------------   --------------
Investment income
  Dividends.................................................     $ 40,811         $   21,668               --
  Interest..................................................        1,564              2,501         $191,508
                                                                 --------         ----------         --------
                                                                   42,375             24,169          191,508
                                                                 --------         ----------         --------
Expenses
  Advisory fees.............................................       14,463             27,276           11,587
  Distribution fees - Class A...............................        5,217             10,620            6,320
  Distribution fees - Class C...............................        8,563             11,777            5,063
  Accounting fees...........................................       16,694             17,756           14,457
  Amortization of organization expenses.....................       14,449             13,955           13,464
  Reports and notices to shareholders.......................        9,836              9,836            9,836
  Custodian fees and expenses...............................        9,088              9,088            9,088
  Insurance expenses........................................        8,872              8,872            8,872
  Legal and auditing fees...................................        8,852              8,852            8,852
  Transfer agent fees and expenses..........................        7,420              7,420            6,335
  Trustees' fees and expenses...............................        4,590              4,590            4,590
  Administration fees.......................................        2,893              5,455            3,862
  Federal and state registration fees.......................        2,040              3,855            5,580
  Other.....................................................        2,969              3,012            2,951
                                                                 --------         ----------         --------
        Total expenses before waivers and reimbursements....      115,946            142,364          110,857
        Less: Waivers and reimbursements....................      (82,865)           (83,539)         (83,795)
                                                                 --------         ----------         --------
        Total expenses after waivers and reimbursements.....       33,081             58,825           27,062
                                                                 --------         ----------         --------
  Net investment income/(loss)..............................        9,294            (34,656)         164,446
                                                                 --------         ----------         --------
Net realized and unrealized gain/(loss) on investments
  Net realized gain/(loss) from investments.................       (9,832)           316,886           49,575
  Net change in unrealized appreciation on investments......      707,339          1,464,737           79,845
                                                                 --------         ----------         --------
  Net realized and unrealized gain on investments...........      697,507          1,781,623          129,420
                                                                 --------         ----------         --------
Net increase in net assets resulting from operations........     $706,801         $1,746,967         $293,866
                                                                 ========         ==========         ========

--------
* Commencement of operations.

The accompanying notes are an integral part of the financial statements.

                            THE BEAR STEARNS FUNDS

                      Statement of Changes in Net Assets

           FOR THE PERIOD APRIL 3, 1995* THROUGH SEPTEMBER 30, 1995
                                 (unaudited)

                                                                              LARGE CAP         SMALL CAP       TOTAL RETURN
                                                                           VALUE PORTFOLIO   VALUE PORTFOLIO   BOND PORTFOLIO
                                                                           ---------------   ---------------   --------------
Increase/(decrease) in net assets from
Operations
  Net investment income/(loss)...........................................    $    9,294        $   (34,656)      $   164,446
  Net realized gain/(loss) from investments..............................        (9,832)           316,886            49,575
  Net change in unrealized appreciation on investments...................       707,339          1,464,737            79,845
                                                                             ----------        -----------       -----------
  Net increase in net assets resulting from operations...................       706,801          1,746,967           293,866
                                                                             ----------        -----------       -----------
Dividends to shareholders from
  Net investment income
    Class A shares.......................................................            --                 --          (109,665)
    Class C shares.......................................................            --                 --           (38,146)
    Class Y shares.......................................................            --                 --           (16,635)
                                                                             ----------        -----------       -----------
                                                                                     --                 --          (164,446)
                                                                             ----------        -----------       -----------
Shares of beneficial interest
  Net proceeds from the sale of shares...................................     5,644,799         11,357,094        15,890,907
  Cost of shares repurchased.............................................       (15,129)           (50,455)          (33,535)
  Shares issued in reinvestment of dividends.............................            --                 --            76,605
                                                                             ----------        -----------       -----------
  Net increase in net assets derived from shares of beneficial interest
    transactions.........................................................     5,629,670         11,306,639        15,933,977
                                                                             ----------        -----------       -----------
  Total increase in net assets...........................................     6,336,471         13,053,606        16,063,397

Net assets
  Beginning of period....................................................        25,008             25,008            24,984
                                                                             ----------        -----------       -----------
  End of period..........................................................    $6,361,479        $13,078,614       $16,088,381
                                                                             ==========        ===========       ===========

--------
* Commencement of operations.

The accompanying notes are an integral part of the financial statements.

                            THE BEAR STEARNS FUNDS

                             Financial Highlights


                                     FOR THE PERIOD APRIL 3, 1995* THROUGH SEPTEMBER 30, 1995

                                                           (unaudited)

----------------------------------------------------------------------------------------------------------------------------------
Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.
----------------------------------------------------------------------------------------------------------------------------------
                                               LARGE CAP VALUE               SMALL CAP VALUE               TOTAL RETURN BOND
                                                PORTFOLIO (1)                 PORTFOLIO (2)                  PORTFOLIO (3)
                                         ---------------------------   ---------------------------   -----------------------------
                                         CLASS A   CLASS C   CLASS Y   CLASS A   CLASS C   CLASS Y   CLASS A    CLASS C    CLASS Y
                                         -------   -------   -------   -------   -------   -------   -------    -------    -------
Per Share Operating Performance**
  Net asset value, beginning
   of period......................        $12.00    $12.00    $13.98    $12.00    $12.00    $13.09    $12.00     $12.00     $12.35
                                          ------    ------    ------    ------    ------    ------    ------     ------     ------
  Net investment income/(loss)(4).          0.05      0.01      0.01     (0.06)    (0.09)    (0.01)     0.36       0.40       0.04
  Net realized and unrealized
   gain on investments(5).........          2.18      2.18      0.25      3.25      3.24      2.13      0.38       0.38       0.03
                                          ------    ------    ------    ------    ------    ------    ------     ------     ------
  Net increase in net assets
   resulting from operations......          2.23      2.19      0.26      3.19      3.15      2.12      0.74       0.78       0.07
                                          ------    ------    ------    ------    ------    ------    ------     ------     ------
  Dividends to shareholders from:
  Net investment income...........            --        --        --        --        --        --     (0.36)     (0.40)     (0.04)
                                          ------    ------    ------    ------    ------    ------    ------     ------     ------
  Net asset value, end of period..        $14.23    $14.19    $14.24    $15.19    $15.15    $15.21    $12.38     $12.38     $12.38
                                          ======    ======    ======    ======    ======    ======    ======     ======     ======
  Total investment return(6)(9)...         18.58%    18.25%     1.86%    26.58%    26.25%    16.20%     6.22%      6.03%      0.54%
                                          ======    ======    ======    ======    ======    ======    ======     ======     ======

Ratios/Supplemental Data
  Net assets, end of period (000's
   omitted).......................        $3,427    $2,399    $  535    $6,981    $4,090    $2,008    $4,557     $1,670     $9,861
  Ratio of expenses to average net
   assets(4)(7)...................          1.50%     2.00%     1.00%     1.50%     2.00%     1.00%     0.93%      1.33%      0.45%
  Ratio of net investment
   income/(loss) to average net
   assets(4)(7)(9)................          0.71%     0.19%     1.22%    (0.83)%   (1.33)%   (0.38)%    6.07%      5.65%      5.95%
  Decrease reflected in above
   expense ratios and net
   investment income/(loss) due
   to waivers and
   reimbursements(7)(9)...........          4.31%     4.31%     3.66%     2.34%     2.33%     1.96%     3.10%      3.24%      2.13%
  Portfolio turnover rate(8)......          9.78%     9.78%     9.78%    26.97%    26.97%    26.97%    46.46%     46.46%     46.46%
  Average commission rate
   per share......................        $ 0.06    $ 0.06    $ 0.06    $ 0.06    $ 0.06    $ 0.06        --         --         --

---------
*   Commencement of operations.
** Calculated based upon weighted average shares outstanding during the period, except for Total Return Bond Portfolio which was based on the first and last day of the period.
(1) Commenced investment operations on April 4, 1995. Class Y shares commenced initial public offering on August 11, 1995.
(2) Commenced investment operations on April 3, 1995. Class Y shares commenced initial public offering on June 22, 1995.
(3) Commenced investment operations on April 5, 1995. Class Y shares commenced initial public offering on September 8, 1995.
(4) Reflects waivers and reimbursements.
(5) The amount shown for a share outstanding throughout the period is not in accord with the change in the aggregate gains and losses in investments during the period because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset value during the period.
(6) Total return does not consider the effects of sales loads or contingent deferred sales charges. Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns are not annualized.
(7) Annualized.
(8) Not annualized.
(9) The total investment return and ratios for class Y shares are not necessarily comparable to those of class A and C shares, due to timing differences in the commencement of the initial public offering of class Y shares.

The accompanying notes are an integral part of the financial statements.

                            THE BEAR STEARNS FUNDS

                           Large Cap Value Portfolio
                           Small Cap Value Portfolio
                          Total Return Bond Portfolio

                  Notes to Financial Statements--(unaudited)


ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Bear Stearns Funds (the "Fund") was organized as a Massachusetts business trust on September 29, 1994 and is registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Fund currently has five separate portfolios in operation: three diversified portfolios, Large Cap Value Portfolio ("Large Cap"), Small Cap Value Portfolio ("Small Cap") and Total Return Bond Portfolio ("Bond Portfolio") (collectively, the "Portfolios") and two non-diversified portfolios, The Insiders Select Portfolio and S&P STARS Portfolio. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. As of the date hereof, the Portfolios offer three classes of shares, which have been designated as class A, C and Y shares.

ORGANIZATIONAL MATTERS--Prior to commencing operations on April 3, 1995, the Portfolios did not have any transactions other than those relating to organizational matters and the sale of 1,042, 1,042 and 1,041 class A shares and 1,042, 1,042 and 1,041 class C shares of beneficial interest of Large Cap, Small Cap and Bond Portfolio, respectively, to Bear, Stearns & Co. Inc., ("Bear Stearns" or the "Distributor"). Costs of approximately $147,000, $142,000 and $137,000 which were incurred by the Large Cap, Small Cap and Bond Portfolio, respectively, in connection with the organization, registration with the Commission and with various states, and initial public offering of its shares, have been deferred and are being amortized using the straight-line method over the period of benefit not exceeding sixty months, beginning with the commencement of investment operations of each Portfolio. The Portfolios commenced investment operations on April 3, 1995, April 4, 1995 and April 5, 1995 for Small Cap, Large Cap and Bond Portfolio, respectively. In the event that the Distributor or any transferee of the Distributor redeems any of its original shares in any of the Portfolios prior to the end of the sixty month period, the proceeds of the redemption payable in respect of such shares shall be reduced by the pro rata share (based on the proportionate share of the original shares redeemed to the total number of original shares outstanding at the time of the redemption) of the unamortized deferred organization expenses as of the date of such redemption. In the event that any of the Portfolios are liquidated prior to the end of the sixty month period, the Distributor or the transferee of the Distributor shall bear the unamortized deferred organization expenses.

PORTFOLIO VALUATION--Each Portfolio calculates the net asset value of and completes orders to purchase or repurchase its shares of beneficial interest on each business day, with the exception of those days on which the New York Stock Exchange is closed.

The Equity Portfolios' (consisting of Large Cap and Small Cap) securities, including covered call options written by the Equity Portfolios, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. For the Bond Portfolio, substantially all of the investments (including short-term investments) are valued at each business day by one or more independent pricing services (the "Service") approved by the Trust's Board of Trustees. Securities valued by the Service for which quoted bid prices in the judgment of the Service are readily available and are representative of the bid side of the market, are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value. Expenses and fees, including the investment advisory, administration fees and distribution fees, are accrued daily and taken into account for the purpose of determining the net asset value of a Portfolio's shares. Because of the differences in operating expenses incurred by each class, the per share net asset value of each class will differ.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Discounts are treated as adjustments to interest income and identified costs of investments over the lives of respective investments.

The Equity Portfolios' net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). The Bond Portfolio's net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of the settled shares value of each class at the beginning of the day.

U.S. FEDERAL TAX STATUS--Each Portfolio intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing during each calendar year substantially all of its ordinary income and capital gains, if any, each Portfolio intends not to be subject to a U.S. federal excise tax.

DIVIDENDS AND DISTRIBUTIONS--Each Equity Portfolio intends to distribute at least annually to shareholders substantially all of its net investment income. The Bond Portfolio declares dividends from net investment income on each day the New York Stock Exchange is open for business. These dividends on the Bond Portfolio are paid usually on or about the twentieth day of each month. Distribution of net realized gains, if any, will be declared and paid at least annually for all Portfolios. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.


TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

During the period ended September 30, 1995, Bear Stearns Funds Management Inc. ("BSFM" or "Adviser"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., served as the investment adviser pursuant to an Investment Advisory Agreement with each Portfolio. The Adviser is entitled to receive from the Portfolio a monthly fee equal to an annual rate of 0.75% of each Equity Portfolio's average daily net assets and 0.45% of the Bond Portfolio's average daily net assets.

During the period ended September 30, 1995, BSFM (or the "Administrator") served as administrator to each Portfolio pursuant to an Administration Agreement. The Administrator is entitled to receive from each Portfolio a monthly fee equal to an annual rate of 0.15% of each Portfolio's average daily net assets. Under the terms of an Administrative Services Agreement with each Portfolio, PFPC Inc. provides certain administrative services to each Portfolio. For providing these services, PFPC Inc. is entitled to receive from each Portfolio an annual fee equal to an annual rate of 0.10% of the Portfolio's average daily net assets up to $200 million, 0.075% of the next $200 million, 0.05% of the next $200 million and 0.03% of net assets above $600 million, subject to a minimum annual fee of $8,000 for each Portfolio, payable monthly.

These fees are computed daily and paid monthly, and are subject to reduction in any year to the extent that a Portfolio's expenses (exclusive of brokerage commissions, distribution fees, taxes, interest and extraordinary items) exceed the most stringent limits prescribed by the laws or regulations of any state in which the Portfolio's shares are offered for sale based on the average total net asset value of the Portfolio. The Portfolios will not pay BSFM at a later time for any amounts it may waive, nor will the Portfolios reimburse BSFM for any amounts it may assume.

During the period ended September 30, 1995, the Adviser has voluntarily undertaken to limit each Equity Portfolio's total operating expenses (exclusive of brokerage commissions, taxes and extraordinary items) to a maximum annual level of 1.50% of the average daily net assets of its class A shares, 2.00% of the average daily net assets of its class C shares and 1.00% of the average daily net assets of its class Y shares. During the period April 3, 1995 through August 31, 1995, the Adviser had voluntarily undertaken to limit the total operating expenses (exclusive of brokerage commissions, taxes and extraordinary items) of the Bond Portfolio, to a maximum annual level of 1.00%, 1.40%, and 0.65% of such Portfolio's average daily net assets for class A, C and Y shares, respectively. Effective September 1, 1995 through September 30, 1995, the total operating expenses (exclusive of brokerage commissions, taxes and extraordinary items) were further reduced by the Adviser with respect to the Bond Portfolio only, to a maximum annual level of 0.80%, 1.20% and 0.45% of the Bond Portfolio's average daily net assets for class A, C and Y shares, respectively. As necessary, this limitation is effected by waivers by the Adviser of its advisory fees and reimbursements of expenses exceeding the advisory fee. For the period ended September 30, 1995, the Adviser waived advisory fees of $14,463, $27,276 and $11,587 for the Large Cap, Small Cap and Bond Portfolio, respectively. In addition, the Adviser reimbursed $68,402, $56,263 and $72,208 for the Large Cap, Small Cap and Bond Portfolio, respectively, in order to maintain the voluntary expense limitation.

For the period ended September 30, 1995, Bear Stearns, an affiliate of the Adviser and the Administrator, earned approximately $1,200 and $1,700 in brokerage commissions from portfolio transactions executed on behalf of Large Cap and Small Cap, respectively.

Custodial Trust Company, a wholly-owned subsidiary of The Bear Stearns Companies Inc. and an affiliate of the Adviser and the Administrator, serves as custodian to the Portfolios.


DISTRIBUTION PLAN

The Fund, on behalf of each Portfolio, has entered into a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act. Under the Plan in effect for the period ended September 30, 1995, the Equity Portfolios each paid Bear Stearns a fee at an annual rate of 0.50% for class A shares and 1.00% for class C shares and the Bond Portfolio paid Bear Stearns a fee at an annual rate of 0.35% for class A shares and 0.75% for class C shares. Such fees are based on the average daily net assets in each class of the respective Portfolios and are paid monthly. For the period April 3, 1995 (commencement of operations) through September 30, 1995, Bear Stearns earned $13,780, $22,397 and $11,383 for Large Cap, Small Cap and Bond Portfolio, respectively, in distribution fees. Bear Stearns uses these fees to pay its dealers whose clients hold Portfolio shares and for other distribution-related activities.

In addition, as distributor of the Fund, Bear Stearns collects the sales charges imposed on sales of each Portfolio's class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the period April 3, 1995 (commencement of operations) through September 26, 1995, as a result of an undertaking by the Distributor, it reallowed all of the sales charges to its dealers selling Portfolio shares. In addition, Bear Stearns advanced 1.00% in sales commissions on the sale of class C shares to dealers at the time of such sales.

For the period ended September 30, 1995, Bear Stearns has advised each Portfolio that it received approximately $34,000, $53,000 and $37,000 in front-end sales charges resulting from sales of class A shares of the Large Cap, Small Cap and Bond Portfolio, respectively. From these fees, Bear Stearns paid such sales charges to dealers which in turn paid commissions to sales persons. In addition, Bear Stearns has advised Large Cap, Small Cap and Bond Portfolio that during the period, it received $0, $118, and $81 from the Portfolios, respectively, in contingent deferred sales charges upon certain redemptions by class C shareholders.

Investments in Securities
For U.S. federal income tax purposes, the costs of securities owned at September 30, 1995 were $5,505,738, $11,534,843 and $18,942,116 for the Large Cap, Small
Cap and Bond Portfolio, respectively. Accordingly, the net unrealized appreciation/(depreciation) of investments are as follows:


PORTFOLIO                 APPRECIATION      DEPRECIATION      NET APPRECIATION
---------                 ------------      ------------      ----------------
Large Cap................  $   754,087       $  (46,748)          $  707,339
Small Cap................    1,776,305         (311,568)           1,464,737
Bond Portfolio...........       96,282          (16,437)              79,845


For the period April 3, 1995 (commencement of operations) through September 30, 1995, aggregate purchases and sales of investment securities (excluding short-term securities) for each Portfolio were as follows:


PORTFOLIO                                          PURCHASES         SALES
---------                                         -----------      ----------
Large Cap.......................................  $ 5,872,835      $  407,467
Small Cap.......................................   13,217,831       2,168,584
Bond Portfolio..................................   17,556,868       2,988,020

Shares of Beneficial Interest

Each Portfolio offers class A, C and Y shares. Class A shares are sold with a front-end sales charge of up to 4.75% (3.75% in the case of the Bond Portfolio). Class C shares are sold with a contingent deferred sales charge of 1.00% during the first year. There is no sales charge on class Y shares, which are offered primarily to institutional investors.

At September 30, 1995, there was an unlimited amount of $0.001 par value shares of beneficial interest authorized for each Portfolio, of which Bear Stearns owned 1,042, 1,042 and 1,041 of class A shares and 1,042, 1,042 and 1,041 of class C shares of Large Cap, Small Cap and Bond Portfolio, respectively.

Transactions in the classes of shares of beneficial interest for the period April 3, 1995 (commencement of operations) through September 30, 1995 were as follows:

                                                                  SHARES
                           SHARES SOLD     SHARES REINVESTED    REPURCHASED
                       ------------------- -----------------  ----------------
                        SHARES     AMOUNT   SHARES   AMOUNT   SHARES    AMOUNT
                       -------- ---------- -------- --------  -------- -------
Large Cap
Class A Shares........ 240,683  $3,038,333      --        --    922   $12,093
Class C Shares........ 168,008   2,077,996      --        --     --        --
Class Y Shares (1)....  37,812     528,470      --        --    227     3,036

Small Cap
Class A Shares........ 461,080   5,994,964      --        --  2,671    38,746
Class C Shares........ 269,746   3,516,558      --        --    812    11,709
Class Y Shares (2).... 131,997   1,845,572      --        --     --        --

Bond Portfolio
Class A Shares........ 364,144   4,399,546   4,921   $60,452  2,059    25,454
Class C Shares........ 133,181   1,610,889   1,315    16,153    663     8,081
Class Y Shares (3).... 796,396   9,880,472      --        --     --        --

----------

(1)    Class Y Shares commenced initial public offering on August 11, 1995.

(2)    Class Y Shares commenced initial public offering on June 22, 1995.

(3)    Class Y Shares commenced initial public offering on September 8, 1995.

Credit Agreement

The Fund, on behalf of the Portfolios, has entered into a credit agreement with The First National Bank of Boston. S&P STARS Fund, The Insiders Select Portfolio, S&P STARS Portfolio and Bear Stearns Investment Trust, which consists of the Emerging

Markets Debt Portfolio, are also parties to the credit agreement. The agreement provides that each portfolio as a party to the credit agreement is permitted to borrow in an amount up to 15% of the value of its total assets. Subject to Board approval and upon making necessary disclosure in its prospectus, each portfolio may, in accordance with the provisions of the credit agreement, borrow up to 25% of the value of its total assets, less all liabilities other than liabilities for borrowed money outstanding at the time. However, at no time is the aggregate outstanding principal amount of all loans to any of the Portfolios to exceed $25,000,000. The line of credit will bear interest at the greater of: (i) the annual rate of interest announced from time to time from the bank at its head office as its Base Rate, or (ii) the Federal Funds Effective Rate plus 0.50%, or at the borrower's option, the rate quoted by The First National Bank of Boston.

The Portfolios use the facility to borrow money only for temporary or emergency (not leveraging) purposes. The Portfolios have no amounts outstanding under the line of credit agreement at September 30, 1995.

Each loan is payable on demand or upon termination on this credit agreement on January 23, 1996 or, for money market loans, on the last day of the interest period and, in any event, not later than 14 days from the date the loan was advanced.

--------------------------------------------------------------------------------
                             THE BEAR STEARNS FUNDS
                              S&P STARS PORTFOLIO
                          CLASS A, CLASS C AND CLASS Y
                                     PART B
                     (STATEMENT OF ADDITIONAL INFORMATION)
                               SEPTEMBER 1, 1995

                          AS REVISED MARCH 25, 1996
--------------------------------------------------------------------------------

         This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current relevant Prospectus dated September 1, 1995 of S&P STARS Portfolio (the "STARS Portfolio"), a portfolio of The Bear Stearns Funds (the "Fund"), as each may be revised from time to time. To obtain a free copy of such Prospectus, please write to the Fund at PFPC Inc., Attention: STARS Portfolio, P.O. Box 8960, Wilmington, Delaware 19899-8960, call 1-800-447-1139 (in Delaware call collect 302-791-1031) or call Bear, Stearns & Co. Inc. ("Bear Stearns") at 1-800-766-4111.

         As described in the Prospectus, the STARS Portfolio invests all of its assets in the S&P STARS Master Series (the "Master Series") of S&P STARS Fund (the "Master Fund").

         Bear Stearns Funds Management Inc. ("BSFM"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., serves as the Master Series' investment adviser.

         Bear Stearns, an affiliate of BSFM, serves as distributor of the STARS Portfolio's shares.

                               TABLE OF CONTENTS

                                                         Page
                                                         ----

Investment Objective and Management Policies........  B-2
Management of the STARS Portfolio...................  B-10
Management Arrangements.............................  B-15
Purchase and Redemption of Shares...................  B-17
Determination of Net Asset Value....................  B-18
Dividends, Distributions and Taxes..................  B-18
Portfolio Transactions..............................  B-21
Performance Information.............................  B-22
Information About the STARS Portfolio...............  B-23
Custodian, Transfer and Dividend Disbursing Agent,
  Counsel and Independent Auditors..................  B-24
Financial Statements for S&P STARS Portfolio........  B-26, B-32
Report of Independent Auditors......................  B-28
Financial Statements for S&P STARS Master Series....  B-29, B-39
Report of Independent Auditors......................  B-31

                  INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

         The following information supplements and should be read in conjunction with the section in the STARS Portfolio's Prospectus entitled "Description of STARS Portfolio."

General
-------

         The STARS Portfolio seeks to achieve its investment objective by investing all of its assets in the Master Series. The STARS Portfolio may withdraw its investment from the Master Series at any time if the Fund's Board of Trustees determines that it is in the best interests of the STARS Portfolio to do so. Since the investment characteristics of the STARS Portfolio will correspond directly to those of the Master Series, the following is a discussion of the various investment policies and techniques employed by the Master Series.

Portfolio Securities
--------------------

         Bank Obligations. Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit ("CDs") may be purchased by the Master Series are insured by the FDIC (although such insurance may not be of material benefit to the Master Series, depending on the principal amount of the CDs of each bank held by the Master Series) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal or state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the Master Series generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower and are subject to other regulation designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

         Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

         Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by Federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

         In addition, Federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of Federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

         In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, BSFM carefully evaluates such investments on a case-by-case basis.

         Repurchase Agreements. The Master Series' custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by the Master Series under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Master Series. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Master Series will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Master Series may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below the resale price. BSFM will monitor on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. The Master Series will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

         Commercial Paper and Other Short-Term Corporate Obligations. Variable rate demand notes include variable amount master demand notes, which are obligations that permit the Master Series to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Master Series, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. As mutually agreed between the parties, the Master Series may increase the amount under the notes at any time up to the full amount provided by the note agreement, or decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Master Series' right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with floating and variable rate demand obligations, BSFM will consider, on an ongoing basis, earning power, cash flow and other liquidity ratios of the borrower, and the borrower's ability to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and the Master Series may invest in them only if at the time of an investment the borrower meets the criteria set forth in the STARS Portfolio's Prospectus for other commercial paper issuers.

         Illiquid Securities. When purchasing securities that have not been registered under the Securities Act of 1933, as amended, and are not readily marketable, the Master Series will endeavor to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between the Master Series' decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. However, if a substantial market of qualified institutional buyers develops pursuant to Rule 144A under the Securities Act of 1933, as amended, for certain unregistered securities held by the Master Series, it intends to treat them as liquid securities in accordance with procedures approved by the Master Fund's Board of Trustees. Because it is not possible to predict with assurance how the market for restricted securities pursuant to Rule 144A will develop, the Master Fund's Board of Trustees has directed BSFM to monitor carefully the Master Series' investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Master Series' investing in such securities may have the effect of increasing the level of illiquidity in the Master Series during such period.

Management Policies
-------------------

         Options Transactions. The Master Series may engage in options transactions of the type described in the STARS Portfolio's Prospectus.

         The principal reason for writing covered call options, which are call options with respect to which the Master Series owns the underlying security or securities, is to realize, through the receipt of premiums, a greater return than would be realized on the Master Series' securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. The size of the premiums that the Master Series may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

         Options written ordinarily will have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the time the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. The Master Series may write (a) in-the-money call options when BSFM expects that the price of the underlying security will remain stable or decline moderately during the option period, (b) at-the-money call options when BSFM expects that the price of the underlying security will remain stable or advance moderately during the option period and (c) out-of-the-money call options when BSFM expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In these circumstances, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received.

         So long as the Master Series' obligation as the writer of an option continues, it may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Master Series to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Master Series effects a closing purchase transaction. The Master Series can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

         While it may choose to do otherwise, the Master Series generally will purchase or write only those options for which BSFM believes there is an active secondary market so as to facilitate closing transactions. There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that otherwise may interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If as a covered call option writer the Master Series is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

         Stock Index Options. The Master Series may engage in stock index option transactions of the type described in the STARS Portfolio's Prospectus. A stock index fluctuates with changes in the market values of the stocks included in the index.

         Options on stock indexes are similar to options on stock except that
(a) the expiration cycles of stock index options are generally monthly, while those of stock options are currently quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of a stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

         Lending Portfolio Securities. To a limited extent, the Master Series may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, the Master Series can increase its income through the investment of the cash collateral. For purposes of this policy, the Master Series considers collateral consisting of U.S. Government securities or irrevocable letters of credit issued by banks whose securities meet the standards for investment by the Master Series to be the equivalent of cash. From time to time, the Master Series may return to the borrower or a third party which is unaffiliated with the Master Series, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

         The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Master Series must receive at least 100% cash collateral from the borrower;
(2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Master Series must be able to terminate the loan at any time; (4) the Master Series must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Master Series may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Master Fund's Board of Trustees must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification.

         Investments in Warrants. The Master Series does not presently intend to invest in warrants. However, any future investment in warrants will be limited to 5% of its net assets, except that this limitation does not apply to warrants acquired in units or attached to securities. Included in such amount, but not to exceed 2% of the value of its net assets, may be warrants which are not listed on the New York or American Stock Exchange.

         Investment Restrictions. The STARS Portfolio and the Master Series have adopted investment restrictions numbered 1 through 10 as fundamental policies. These restrictions cannot be changed, as to the STARS Portfolio or Master Series, without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of the STARS Portfolio or Master Series, as the case may be. Investment restrictions numbered 11 through 14 are not fundamental policies and may be changed by vote of a majority of the Trustees of the Fund or Master Fund at any time. Neither the STARS Portfolio nor the Master Series may:

         1. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         2. Invest in commodities, except that each may purchase and sell options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

         3. Purchase, hold or deal in real estate, real estate limited partnership interests, or oil, gas or other mineral leases or exploration or development programs, but each may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

         4. Borrow money, except to the extent permitted under the 1940 Act. The 1940 Act permits an investment company to borrow in an amount up to 33-1/3% of the value of such company's total assets. For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing.

         5. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, each may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Board of Trustees of the Fund and Master Fund, as the case may be.

         6. Act as an underwriter of securities of other issuers, except to the extent each may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

         7. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act).

         8. Purchase securities on margin, but each may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

         9. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessor) if such purchase would cause the value of the STARS Portfolio's or the Master Series' investments, as the case may be, in all such companies to exceed 5% of the value of its total assets.

         10. Invest in the securities of a company for the purpose of exercising management or control, but each will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

         11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

         12. Purchase, sell or write puts, calls or combinations thereof, except as described in the STARS Portfolio's Prospectus and Statement of Additional Information.

         13. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of its net assets would be so invested.

         14. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

         If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

         The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of STARS Portfolio's shares in certain states. Should the Fund determine that a commitment is no longer in the best interest of the STARS Portfolio and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of STARS Portfolio shares in the state involved.

                       MANAGEMENT OF THE STARS PORTFOLIO

         Trustees and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Trustee who is an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.

NAME AND ADDRESS             POSITION               PRINCIPAL OCCUPATION
    (AND AGE)                WITH FUND              DURING PAST FIVE YEARS
----------------             ---------              ----------------------
Peter M. Bren (62)           Trustee                President of The Bren Co.;
2 East 70th Street                                  President of Cole, Bren
New York, NY 10021                                  Realty Advisors and Senior
                                                    Partner for Lincoln Properties
                                                    prior thereto.

Alan J. Dixon* (68)          Trustee                Partner of Bryan Cave, a law
7535 Claymont Court                                 firm in St. Louis since
Apt. #2                                             January 1993; United
Belleville, IL  62223                               States Senator of
                                                    Illinois from 1981 to 1993.

John R. McKernan, Jr. (47)   Trustee                Chairman and Chief Executive
114 Nottingham Road                                 Officer of McKernan
Auburn, ME  04210                                   Enterprises since
                                                    January 1995; Governor of
                                                    Maine prior thereto.

M.B. Oglesby, Jr. (53)       Trustee                Senior Vice President of RJR
5300 Albemarle Street                               Nabisco, Inc. since April
Bethesda, MD 20816                                  1989;  Former Deputy Chief of
                                                    Staff-White House from 1988
                                                    to January 1989.


NAME AND ADDRESS             POSITION               PRINCIPAL OCCUPATION
    (AND AGE)                WITH FUND              DURING PAST FIVE YEARS
----------------             ---------              ----------------------

Robert S. Reitzes* (50)      Chairman               Director of Mutual Funds-
245 Park Avenue              of the Board           Bear Stearns Asset
New York, NY  10167                                 Management and Senior
                                                    Managing Director of Bear
                                                    Stearns since March 1994;
                                                    Co-Director of Research and
                                                    Senior Chemical Analyst of
                                                    C.J. Lawrence/Deutsche Bank
                                                    Securities Corp. from January
                                                    1991 to March 1994; Chief
                                                    Investment Officer and
                                                    Chemical Analyst of Mabon,
                                                    Nugent & Co. prior thereto.

Neil T. Eigen (52)           President              Chief Investment Officer and
245 Park Avenue                                     Director of Equity
New York, NY 10167                                  Investments--Bear Stearns
                                                    Asset Management and Senior
                                                    Managing Director of Bear
                                                    Stearns since 1990.

Peter B. Fox (43)            Executive Vice         Senior Managing Director,
Three First National         President              Bear Stearns, Public
 Plaza                                              Finance.
Chicago, IL  60602

William J. Montgoris (48)    Executive Vice         Chief Financial Officer and
245 Park Avenue              President              Chief Operating Officer,
New York, NY  10167                                 Bear Stearns.

Stephen A. Bornstein (52)    Vice President         Managing Director, Legal
245 Park Avenue              and Secretary          Department, Bear Stearns.
New York, NY  10167

Frank J. Maresca (37)        Vice President         Managing Director of Bear
245 Park Avenue              and Treasurer          Stearns since September
New York, NY  10167                                 1994; Associate Director
                                                    of Bear Stearns from September 1993 to
                                                    September 1994; Executive Vice President
                                                    of BSFM since March 1992; Vice President
                                                    of Bear Stearns from March 1992 to
                                                    September 1993; First Vice President of
                                                    Mitchell Hutchins Asset Management Inc.
                                                    ("Mitchell

NAME AND ADDRESS             POSITION               PRINCIPAL OCCUPATION
    (AND AGE)                WITH FUND              DURING PAST FIVE YEARS
----------------             ---------              ----------------------

                                                    Hutchins") from June 1988 to
                                                    March 1992; Director of Funds
                                                    Administration Division of Mitchell
                                                    Hutchins from November 1991 to March
                                                    1992; and Chief Financial Officer of the
                                                    Mitchell Hutchins Fund Group (holding
                                                    the position of Vice President and
                                                    Treasurer of PaineWebber Mutual Funds)
                                                    from June 1988 to November 1990.




Raymond D. DeAngelo (34)     Vice President         Associate Director of Bear
245 Park Avenue                                     Stearns since October 1994;
New York, NY  10167                                 Vice President and Manager--Mutual Fund
                                                    Sales Support Group of Kidder, Peabody &
                                                    Co. Incorporated ("Kidder Peabody") from
                                                    August 1994 to October 1994; Vice
                                                    President and Manager--Unit Investment
                                                    Trust Department of Kidder Peabody from
                                                    August 1992 to August 1994; Vice
                                                    President and Wholesaler of Nike
                                                    Securities, L.P. (formerly Clayton Brown
                                                    & Associates) from September 1991 to
                                                    August 1992; Assistant Vice President
                                                    and Wholesaler of Clayton Brown &
                                                    Associates prior thereto.

Vincent L. Pereira (30)      Assistant              Vice President of Bear
245 Park Avenue              Treasurer              Stearns and Vice
New York, NY  10167                                 President of BSFM since
                                                    May 1993; Assistant Vice President of
                                                    Mitchell Hutchins from October 1992 to
                                                    May 1993; Senior Relationship Manager of
                                                    Mitchell Hutchins from June 1988 to
                                                    October 1992.

NAME AND ADDRESS             POSITION               PRINCIPAL OCCUPATION
    (AND AGE)                WITH FUND              DURING PAST FIVE YEARS
----------------             ---------              ----------------------
Eileen M. Coyle (29)         Assistant              Senior Fund Administrator
245 Park Avenue              Secretary              for BSFM since January
New York, NY  10167                                 1994; Accounting
                                                    Supervisor and Senior Accountant for
                                                    Bear Stearns since 1990; Senior
                                                    Accountant for Deloitte & Touche from
                                                    1988 to 1990.

         Information pertaining to the Trustees and officers of the Master Fund is set forth below together with their respective positions and a brief statement of their principal occupations during the past five years. Trustees deemed to be "interested persons" of the Master Fund for purposes of the 1940 Act are indicated by an asterisk.


NAME AND ADDRESS             POSITION               PRINCIPAL OCCUPATION
    (AND AGE)                WITH FUND              DURING PAST FIVE YEARS
----------------             ---------              ----------------------
John J. Danilovich (45)      Trustee                Chairman and Principal of
32 Blomfield Road                                   Danilovich & Company,
London, W9 1AA                                      merchants bankers.
England

Robert S. Reitzes* (50)      Chairman of            Described above.
245 Park Avenue              the Board
New York, NY  10167

Vincent Anthony Walsh (68)   Trustee                Consultant of Arthur Cox,
41-45 St. Stephen's                                 a law firm in Dublin,
  Green                                             since 1993, Senior Partner
Dublin 2                                            of Arthur Cox prior thereto.
Ireland

Barry Nix (35)               President              Senior Managing Director of
1 Canada Square                                     Fixed Income Sales of
London E14 58D                                      Bear, Stearns
England                                             International Limited since
                                                    1991; Managing Director of
                                                    Bear, Stearns International
                                                    Limited prior thereto.

James Fergus McKeon (35)     Treasurer              General Manager of PFPC
Jordanstown                  and Secretary          International Ltd. since
Oldtown                                             September 1993; Chief
Dublin                                              Accountant of Swiss
Ireland                                             Bank Corporation from
                                                    1990 to 1993.

         The Fund intends to pay its non-affiliated Board members an annual retainer of $5,000 and a per meeting fee of $500 and to reimburse them for their expenses. The Fund does not compensate its officers. For its first fiscal year following commencement of operations (the period ending March 31, 1996), the aggregate compensation expected to be paid to each Board member by the Fund and all other funds in the Bear Stearns Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) is expected to be:

                                                                                        (5)
                                                   (3)                                 Total
                            (2)                Pension or               (4)        Compensation from
  (1)                     Aggregate         Retirement Benefits   Estimated Annual  Fund and Fund
Name of Board            Compensation      Accrued as Part of    Benefits Upon     Complex Paid to
 Member                  from Fund *        Fund's Expenses       Retirement        Board Members
 -----                   -----------        --------------        ----------        -------------
Peter M. Bren                  $7,000            None                  None            $12,000(2)

Alan J. Dixon                  $7,000            None                  None            $ 7,000(1)

John R. McKernan, Jr.          $7,000            None                  None            $12,000(2)

M.B. Oglesby, Jr.              $7,000            None                  None            $12,000(2)

Robert S. Reitzes               None             None                  None               None(2)

         The Master Fund intends to pay its non-interested Board members an annual retainer of $5,000 and a per meeting fee of $500 and to reimburse them for their expenses. The Master Fund does not compensate its officers. For its first fiscal year following commencement of operations (the period ending March 31, 1996), the aggregate compensation expected to be paid to each Board member by the Master Fund and all other funds in the Bear Stearns Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) is expected to be:

                                                                                          (5)
                               (2)                   (3)                                Total
                          Aggregate         Pension or               (4)            Compensation from
      (1)                Compensation   Retirement Benefits      Estimated Annual  Master Fund and Fund
Name of Board            from Master    Accrued as Part of        Benefits Upon     Complex Paid to
   Member                Fund**       Master Fund's Expenses      Retirement        Board Members
   -----                 ------       ----------------------      ----------        -------------
John J. Danilovich         $7,000              None                  None              $7,000(1)

Vincent Anthony Walsh      $7,000              None                  None              $7,000(1)

Robert S. Reitzes           None               None                  None                None(2)

-----------------
* Amount does not include reimbursed expenses for attending Board meetings, which are estimated to be $8,000 for Board members of the Fund and $1,600 for Board members of the Master Fund, as a group.

         Board members and officers of the Fund, as a group, owned less than 1% of S&P STARS Portfolio's shares outstanding on October 31, 1995.

         No Board member or officer of the Master Fund owned any of the Master Series' shares outstanding on October 31, 1995.

         For so long as the Plan described in the section captioned "Management Arrangements--Distribution and Shareholder Servicing Plan" remains in effect, the Fund's Trustees who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Trustees who are not "interested persons" of the Fund.

         No meetings of shareholders of the STARS Portfolio will be held for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record of not less than two-thirds of the outstanding shares of the Fund may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Fund's Agreement and Declaration of Trust, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

                            MANAGEMENT ARRANGEMENTS

         The following information supplements and should be read in conjunction with the section in the STARS Portfolios' Prospectus entitled "Management of STARS Portfolio."

         Investment Advisory Agreement. BSFM provides investment advisory services to the Master Series pursuant to the Investment Advisory Agreement (the "Agreement") dated February 23, 1995, with the Fund. The Agreement is subject to annual approval by (i) the Master Fund's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Master Series, provided that in either event the continuance also is approved by a majority of the Master Fund's Board of Trustees who are not ["interested persons" (as defined in the 1940 Act) of the Master Fund or BSFM, by vote cast in person at a meeting called for the purpose of voting on such approval. The Master Fund's Board of Trustees, including a majority of the Trustees who are not "interested persons" of any party to the Agreement, last approved the Agreement at a meeting held on February 23, 1995. The Agreement is terminable, on 60 days' notice, by the Master

Fund's Board of Trustees or by vote of the holders of a majority of the Master Series' shares, or, on not less than 90 days' notice, by BSFM. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

         BSFM is a wholly owned subsidiary of The Bear Stearns Companies Inc. The following persons are directors and/or senior officers of BSFM: Mark A. Kurland, Chief Executive Officer, President, Chairman of the Board and Director; Robert S. Reitzes, Executive Vice President and Director; Milton B. Rubin, Vice Chairman of the Board and Director; Frank J. Maresca, Executive Vice President; Neil T. Eigen, Executive Vice President; Vincent L. Pereira, Treasurer and Secretary; and Michael Minikes, Warren J. Spector and Robert M. Steinberg, Directors.

         BSFM provides investment advisory services to the Master Series in accordance with its stated policies, subject to the approval of the Master Fund's Board of Trustees. BSFM provides the Master Series with portfolio managers who are authorized by the Master Fund's Board of Trustees to execute purchases and sales of securities. The portfolio managers are Robert S. Reitzes and Gayle M. Sprute. All purchases and sales are reported for the Board's review at the meeting subsequent to such transactions.

         As compensation for BSFM's services, the Master Series has agreed to pay BSFM a monthly fee at the annual rate of .75 of 1% of the value of the Master Series' average daily net assets.

         Distribution and Shareholder Servicing Plan. Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Trustees have adopted such a plan with respect to Class A and Class C Shares (the "Plan"). The Fund's Trustees believe that there is a reasonable likelihood that the Plan will benefit the STARS Portfolio and the holders of its Class A and Class C shares. In some states, banks or other institutions effecting transactions in STARS Portfolio shares may be required to register as dealers pursuant to state law.

         A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. In addition, the Plan provides that it may not be amended to increase materially the costs which holders of a Class of shares may bear pursuant to the Plan without approval of such shareholders and that other material amendments of the Plan must be approved by the Board of Trustees, and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Fund nor have any direct or indirect financial interest in the operation of the Plan or in the related Plan agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan and related agreements are subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Plan. The Plan was so approved on February 22, 1995. The Plan is terminable at any time, as to the STARS Portfolio, without penalty, by vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan or in the Plan agreements or by vote of holders of a majority of the STARS Portfolio's relevant Class of shares. A Plan agreement is terminable without penalty, at any time, by such vote of the Trustees, upon not more than 60 days' written notice to the parties to such agreement or by vote of the holders of a majority of the STARS Portfolio's shares. A Plan agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

         Expense Limitation. BSFM agreed that if, in any fiscal year, the aggregate expenses of the STARS Portfolio, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the STARS Portfolio, the Fund may deduct from the payment to be made to BSFM, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.


                       PURCHASE AND REDEMPTION OF SHARES

         The following information supplements and should be read in conjunction with the sections in the STARS Portfolio's Prospectus entitled "How to Buy Shares" and "How to Redeem Shares."

         Purchase Order Delays. The effective date of a purchase order may be
         ---------------------
delayed if PFPC, INC., the STARS Portfolio's transfer agent, is unable to process the purchase order because of an interruption of services at its processing facilities. In such event, the purchase order would become effective at the purchase price next determined after such services are restored.

         Sales Loads--Class A. Set forth below is an example of the method of computing the offering price of the Class A shares of the STARS Portfolio. The example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.


         Net Asset Value per Share         $12.00

         Per Share Sales Charge - 4.75%
            of offering price (4.99% of
            net asset value per share)     $ 0.60


         Per Share Offering Price to
            the Public                     $12.60

         Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Master Series ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Master Series' investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the STARS Portfolio's shareholders.


                        DETERMINATION OF NET ASSET VALUE

         The following information supplements and should be read in conjunction with the section in the STARS Portfolio's Prospectus entitled "How to Buy Shares."

         Valuation of Portfolio Securities. Portfolio securities, including covered call options written by the Master Series, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Short-term investments are carried at amortized cost, which approximates value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Fund's Board of Trustees. Expenses and fees, including the management fee and distribution and service fees, are accrued daily and taken into account for the purpose of determining the net asset value of STARS Portfolio's and Master Series' shares. Because of the differences in operating expenses incurred by each Class, the per share net asset value of each Class will differ.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

         The following information supplements and should be read in conjunction with the section in the STARS Portfolio's Prospectus entitled "Dividends, Distributions and Taxes."

         It is expected that the STARS Portfolio will qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interests of its shareholders.

Qualification as a regulated investment company relieves the STARS Portfolio from any liability for Federal income taxes on net investment income and net realized securities gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

         Any dividend or distribution paid shortly after an investor's purchase of shares in a regulated investment company may have the effect of reducing the aggregate net asset value of his shares below the cost of his investment. Such a distribution would be a return on investment in an economic sense although taxable as stated in "Dividends, Distributions and Taxes" in the Prospectus. In addition, the Code provides that if a shareholder holds shares of a regulated investment company for six months or less and has received a capital gain dividend with respect to such shares, any loss incurred on the sale of such shares will be treated as a long-term capital loss to the extent of the capital gain dividend received.

         Depending on the composition of a regulated investment company's income, dividends paid by the regulated investment company from net investment income may qualify for the dividends received deduction allowable to certain U.S. corporate shareholders ("dividends received deduction"). In general, dividend income of the regulated investment company distributed to qualifying corporate shareholders will be eligible for the dividends received deduction only to the extent that (i) the regulated investment company's income consists of dividends paid by U.S. corporations and (ii) the regulated investment company would have been entitled to the dividends received deduction with respect to such dividend income if the regulated investment company were not a regulated investment company under the Code. The dividends received deduction for qualifying corporate shareholders may be further reduced if the shares of the regulated investment company held by such shareholders with respect to which dividends are received are treated as debt-financed or deemed to have been held for less than 46 days. In addition, the Code provides other limitations with respect to the ability of a qualifying corporate shareholder to claim the dividends received deduction in connection with holding shares of a regulated investment company.

         Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of the gain or loss from the disposition of non-U.S. dollar denominated securities (including debt instruments, certain financial forward, futures and option contracts, and certain preferred stock) may be treated as ordinary income or loss under Section 988 of the Code (relating to the taxation of foreign currency transactions). In addition, all or a portion of the gain realized from the disposition of certain market discount bonds will be treated as ordinary income under Section 1276. Finally, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258. "Conversion transactions" are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

         Under Section 1256 of the Code, gain or loss realized by the regulated investment company from certain financial forward, futures and options transactions (other than those taxed under Section 988 of the Code) will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon the exercise or lapse of such forward contracts, futures and options as well as from closing transactions. In addition, any such forward contracts, futures or options remaining unexercised at the end of the regulated investment company's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the regulated investment company characterized in the manner described above.

         Offsetting positions held by a regulated investment company involving certain financial forward, futures or option contracts may be considered, for tax purposes to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Sections 1092 and 1258 of the Code which, in certain circumstances, overrides or modifies the provisions of Sections 988 or 1256.

         If a regulated investment company were treated as entering into "straddles" by reason of its engaging in certain financial forward, futures or option contracts, such straddles will be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The regulated investment company may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, results with respect to the regulated investment company may differ. If no election is made, to the extent the straddle rules apply to positions established by the regulated investment company, losses realized by the regulated investment company will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss and long-term capital gain may be characterized as short-term capital gain or ordinary income.

         Investment by a regulated investment company in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations could under special tax rules affect the amount, timing and character of distributions to shareholders by causing the regulated investment company to recognize income prior to the receipt of cash payments. For example, the regulated investment company could be required to accrue a portion of the discount (or deemed discount) at which the securities were issued each year and to distribute such income in order to maintain its qualification as a regulated investment company. In such case, the regulated investment company may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

                             PORTFOLIO TRANSACTIONS

         BSFM assumes general supervision over placing orders on behalf of the Master Series for the purchase or sale of investment securities. Allocation of brokerage transactions, including their frequency, is made in BSFM's best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected will include those that supplement BSFM's research facilities with statistical data, investment information, economic facts and opinions. Information so received is in addition to and not in lieu of services required to be performed by BSFM and BSFM's fees are not reduced as a consequence of the receipt of such supplemental information.

         Such information may be useful to BSFM in serving both the Master Series and other funds which it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to BSFM in carrying out their obligations to the Master Series. Sales of STARS Portfolio shares by a broker may be taken into consideration, and brokers also will be selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Large block trades may, in certain cases, result from two or more funds advised or administered by BSFM being engaged simultaneously in the purchase or sale of the same security. When transactions are executed in the over-the-counter market, the Master Series will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable.

         Portfolio turnover may vary from year to year as well as within a year. It is anticipated that in any fiscal year the turnover rate may approach the 150% level; however, in periods in which extraordinary market conditions prevail, BSFM will not be deterred from changing investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by BSFM based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

         To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the Securities and Exchange Commission thereunder, the Board of Trustees has determined that transactions for the Master Series may be executed through Bear Stearns if, in the judgment of BSFM, the use of Bear Stearns is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, Bear Stearns charges the Master Series a rate consistent with that charged to comparable unaffiliated customers in similar transactions. In addition, under rules recently adopted by the Securities and Exchange Commission, Bear Stearns may directly execute such transactions for the Master Series on the floor of any national securities exchange, provided (i) the Board of Trustees has expressly authorized Bear Stearns to effect such transactions, and (ii) Bear Stearns annually advises the Board of Trustees of the aggregate compensation it earned on such transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.

                            PERFORMANCE INFORMATION

         The following information supplements and should be read in conjunction with the section in the STARS Portfolio's Prospectus entitled "Performance Information."

         Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value (maximum offering price in the case of Class A) per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. A Class' average annual total return figures calculated in accordance with such formula assume that in the case of Class A the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or in the case of Class C the maximum applicable CDSC has been paid upon redemption at the end of the period.

         The total return for Class A for the period April 5, 1995 (commencement of investment operations of the Master Series) to September 30, 1995 was 14.44%. Based on net asset value per share, the total return for Class A was 20.17% for this period. The total return for Class C for the same period was 18.58%. Without giving effect to the applicable CDSC, the total return for Class C was 19.75% for this period. The total return for Class Y for the period August 7, 1995 (commencement of initial public offering) to September 30, 1995 was 2.41%.

         Total return is calculated by subtracting the amount of the STARS Portfolio's net asset value (maximum offering price in the case of Class A) per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period and any applicable CDSC), and dividing the result by the net asset value (maximum offering price in the case of Class A) per share at the beginning of the period. Total return also may be calculated based on the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class C shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to Class A shares or any applicable CDSC with respect to Class C shares, which, if reflected would reduce the performance quoted.


                     INFORMATION ABOUT THE STARS PORTFOLIO

         The following information supplements and should be read in conjunction with the section in the STARS Portfolio's Prospectus entitled "General Information."

         Bear Stearns and S&P entered into a License Agreement dated October 1, 1994 that provides for, among other matters: (i) the grant by S&P to Bear Stearns of the exclusive right until March 31, 2001, and the non-exclusive right thereafter, to use certain of S&P's proprietary trade names and trademarks for investment companies based, in whole or in part, on the STARS System, (ii) such right to become non-exclusive at an earlier date, if the STARS Portfolio and certain other investment companies which, in the future, may be sponsored by Bear Stearns fail to reach certain aggregate asset sizes, measured annually commencing on April 1, 1996, (iii) such right to terminate at S&P's option upon certain events, such as breach by Bear Stearns of the material terms of the License Agreement, S&P ceasing to publish STARS, the adoption of adverse legislation or regulation (none of which currently is foreseen) affecting S&P's ability to license its trade names or trademarks as contemplated by the License Agreement, or the existence of certain litigation (none of which is known to exist or to be threatened), (iv) the payment by Bear Stearns of annual license fees in amounts equal to a range of .30% to .375% of the net assets of the STARS Portfolio and other investment companies subject to the License Agreement and
(v) a partial reduction of the license fees to offset certain marketing expenses incurred by Bear Stearns in connection with the STARS Portfolio.

         STARS is the centerpiece of the OUTLOOK, S&P's flagship investment newsletter that has a high net worth readership of 25,000 weekly subscribers. STARS reaches more than 65,000 brokers and investment professionals on their desktop computers through MarketScope, S&P's on-line, real-time equity evaluation service, which is accessed more than one million times daily.

         S&P has more than 130 years' experience in providing financial information and analysis, offers more than 60 products and employs more than 50 experienced equity analysts. These analysts consider fundamental factors that are expected to impact growth. These factors include company operations and industry and macroeconomic conditions. Among the fundamental factors are the company's balance sheet, ability to finance growth, competitive market advantages, earnings per share growth and strength of management.

         Each STARS Portfolio share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. STARS Portfolio shares have no preemptive, subscription or conversion rights and are freely transferable.

         The Fund will send annual and semi-annual financial statements to all its shareholders.

         As of October 31, 1995, the following shareholders owned, directly or indirectly, 5% or more of the STARS Portfolio's outstanding shares.

                                             Percent of Class Y
Name and Address                             Shares Outstanding
----------------                             ------------------

Bear Stearns Securities Corp.                     15.6%
FBO 048-93408-13
1 Metrotech Center North
Brooklyn, New York  11201-3859

Custodial Trust Company                           27.6%
101 Carnegie Center
Princeton, New Jersey  08540

         A shareholder who beneficially owns, directly or indirectly, more than 25% of the STARS Portfolio's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the STARS Portfolio.

           CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, COUNSEL
                            AND INDEPENDENT AUDITORS

         Custodial Trust Company ("CTC"), 101 Carnegie Center, Princeton, New Jersey 08540, an affiliate of Bear Stearns, is the STARS Portfolio's custodian. Under the custody agreement with the STARS Portfolio, CTC holds the STARS Portfolio's securities and keeps all necessary accounts and records. For its services, CTC receives an annual fee of the greater of .01% of the value of the domestic assets held in custody or $5,000, such fee to be payable monthly based upon the total market value of such assets, as determined on the last business day of the month. In addition, CTC receives certain securities transactions charges which are payable monthly. PFPC Inc., Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, is the STARS Portfolio's transfer agent, dividend disbursing agent and registrar. Neither of them has any part in determining the investment policies of the Master Series or which securities are to be purchased or sold by the Master Series.

         Stroock & Stroock & Lavan, 7 Hanover Square, New York, New York 10004-2696, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the STARS Portfolio's Prospectus.

         Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281-1434, independent auditors, have been selected as auditors of the Fund.



                                                                    BSF-S-001-06

                 FINANCIAL STATEMENTS FOR S&P STARS PORTFOLIO


                              S&P STARS Portfolio
                           of The Bear Stearns Funds

                      STATEMENT OF ASSETS AND LIABILITIES

                               February 22, 1995

Assets:
    Investment in S&P STARS Fund.........................  $125,016
    Deferred organization expenses (Note 4)..............  $162,500
                                                           --------
Total Assets.............................................  $287,516

Liabilities -- deferred organization expenses payable....  $162,500
                                                           --------
Net Assets (equivalent to $12.00 per share on 5,209
    Class A shares of beneficial interest and
    5,209 Class C shares of beneficial interest
    (par value $0.001) outstanding with an indefinite
    number of authorized shares of beneficial interest)
     (Notes 1 and 2).....................................  $125,016
                                                           --------

Calculation of Offering Price

Class A Shares
  Net Asset Value and Redemption Price...................  $  12.00
  Maximum Sales Charge - 4.75% Offering Price............  $    .60
                                                           --------
Offering Price to Public.................................  $  12.60
                                                           ========

Class C
  Net Asset Value and Redemption Price...................  $  12.00
__________________________

(1) The Bear Stearns Funds (the "Fund") was organized as a Massachusetts business trust on September 29, 1994. To date, the Fund has not had any transactions other than those relating to organizational matters and the sale of 5,209 Class A shares and 5,209 Class C shares of beneficial interest of the S&P STARS Portfolio (the "STARS Portfolio"), 1,042 Class A shares and 1,042 Class C shares of beneficial interest of each of the Large Cap Value Portfolio and Small Cap Value Portfolio and 1,041 Class A shares and 1,041 Class C shares of beneficial interest of the Total Return Bond Portfolio to Bear Stearns Funds Management Inc. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) The Fund has entered into a Distribution Agreement with Bear, Stearns & Co. Inc. (the "Distributor") on behalf of the STARS Portfolio. Certain officers and/or Trustees of the Fund are officers and/or directors of the Distributor.

(3) The STARS Portfolio invests all of its assets in the S&P STARS Master Series (the "Master Series") of S&P STARS Fund, an open-end, management investment company which presently has one authorized series of shares. The Master Series has the same investment objective as the STARS Portfolio. Shares of the Master Series may be purchased only by other investment companies or similar accredited investors.

(4) Deferred organization expenses will be amortized over a period from the date the Fund commences operations not exceeding five years. In the event that the Fund's initial shareholder or any transferee of the Fund's initial shareholder redeems any of its original shares prior to the end of the five-year period, the proceeds of the redemption payable in respect of such shares shall be reduced by the pro rata share (based on the proportionate share of the original shares redeemed to the total number of original shares outstanding at the time of redemption) of the unamortized deferred organization expenses as of the date of such redemption. In the event that the Fund is liquidated prior to the end of the five-year period, the Fund's initial shareholder or the transferee of the Fund's initial shareholder shall bear the unamortized deferred organization expenses.

REPORT OF INDEPENDENT AUDITORS

To the Trustees and Shareholders of
The Bear Stearns Funds

         We have audited the statement of assets and liabilities of the S&P STARS Portfolio of The Bear Stearns Funds as of February 22, 1995. This financial statement is the responsibility of The Bear Stearns Funds' management. Our responsibility is to express an opinion on the financial statement based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the statement of assets and liabilities presents fairly, in all material respects, the financial position of the S&P STARS Portfolio of The Bear Stearns Funds at February 22, 1995 in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP
New York, New York

February 28, 1995

               FINANCIAL STATEMENTS FOR S&P STARS MASTER SERIES


                            S&P STARS Master Series
                               of S&P STARS Fund


                      STATEMENT OF ASSETS AND LIABILITIES


                               February 22, 1995

Assets:
    Cash in Bank.......................................  $125,016
    Deferred organization expenses (Note 3)............  $100,000
                                                         --------
Total Assets...........................................  $225,016

Liabilities -- deferred organization expenses payable..  $100,000
                                                         --------
Net Assets (equivalent to $12.00 per share on 10,418
    shares of beneficial interest (par value $0.001)
    outstanding with an indefinite number of
    authorized shares of beneficial interest)
    (Notes 1 and 2)....................................  $125,016
                                                         --------
Net Asset Value and Redemption Price...................  $  12.00
                                                         ========
__________________________

(1) S&P STARS Fund (the "Master Fund") was organized as a Delaware business trust on October 5, 1994. To date, the Master Fund has not had any transactions other than those relating to organizational matters and the sale of 10,418 shares of beneficial interest of S&P STARS Master Series (the "Master Series") to S&P STARS Portfolio of The Bear Stearns Funds. The Master Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) The Master Fund has entered into an Investment Advisory Agreement with Bear Stearns Funds Management Inc. (the "Investment Adviser") and a Placement Agreement with Bear, Stearns International Limited (the "Placement Agent") on behalf of the Master Series. Certain officers and/or Trustees of the Master Fund are officers and/or directors of the Investment Adviser and the Placement Agent.

(3) Deferred organization expenses will be amortized over a period from the date the Master Fund commences operations not exceeding five years. In the event that the Master Fund's initial shareholder or any transferee of the Master Fund's initial shareholder redeems any of its original shares prior to the end of the five-year period, the proceeds of the redemption payable in respect of such shares shall be reduce by the pro rata share (based on the proportionate share of the original shares redeemed to the total number of original shares outstanding at the time of redemption) of the unamortized deferred organization expenses as of the date of such redemption. In the event that the Master Fund is liquidated prior to the end of the five-year period, the Master Fund's initial shareholder or the transferee of the Master Fund's initial shareholder shall bear the unamortized deferred organization expenses.

REPORT OF INDEPENDENT AUDITORS

To the Trustees and Shareholder of
S&P STARS Fund

         We have audited the statement of assets and liabilities of the S&P STARS Master Series of S&P STARS Fund as of February 22, 1995. This financial statement is the responsibility of S&P STARS Fund's management. Our responsibility is to express an opinion on the financial statement based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the statement of assets and liabilities presents fairly, in all material respects, the financial position of the S&P STARS Master Series of S&P STARS Fund at February 22, 1995 in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP
New York, New York

February 28, 1995

                            THE BEAR STEARNS FUNDS

                             S&P STARS Portfolio

                     Statement of Assets and Liabilities

                              September 30, 1995

                                 (unaudited)

Assets
  Investment in S&P STARS Master Series
    ("Master Series"), at value...................................   $56,239,077
  Receivable for Portfolio shares sold............................     1,429,723
  Receivable for investment sold in Master Series.................       227,906
  Prepaid expenses................................................        27,756
  Receivable from Master Series' investment adviser...............         4,424
  Deferred organization expenses and other assets.................       239,490
                                                                     -----------
      Total assets................................................    58,168,376
                                                                     -----------

Liabilities
  Payable for investment purchased in Master Series...............     1,429,723
  Payable for Portfolio shares repurchased........................       227,906
  Distribution fee payable (class A and C shares).................        79,852
  Administration fee payable......................................        24,888
  Custodian fee payable...........................................           417
  Accrued expenses................................................        22,864
  Organization expenses payable...................................       247,484
                                                                     -----------
      Total liabilities...........................................     2,033,134
                                                                     -----------

Net Assets
  Capital stock, $0.001 par value (unlimited shares
    of beneficial interest authorized)............................         3,897
  Paid-in capital.................................................    50,746,076
  Net investment loss.............................................       (89,940)
  Accumulated net realized gain from Master Series................       845,818
  Net unrealized appreciation from Master Series..................     4,629,391
                                                                     -----------
      Net assets..................................................   $56,135,242
                                                                     -----------

Class A
  Net assets......................................................   $37,433,829
                                                                     -----------
  Shares of beneficial interest outstanding.......................     2,595,908
                                                                     -----------
  Net asset value per share.......................................        $14.42
                                                                          ------
  Maximum offering price per share (net asset value plus
    sales charge of 4.75%* of the offering price).................        $15.14
                                                                          ======

Class C
  Net assets......................................................   $18,615,838
                                                                     -----------
  Shares of beneficial interest outstanding.......................     1,295,219
                                                                     -----------
  Net asset value and offering price per share**..................        $14.37
                                                                          ======
Class Y
  Net assets......................................................   $    85,575
                                                                     -----------
  Shares of beneficial interest outstanding.......................         5,914
                                                                     -----------
  Net asset value, offering and redemption price per share........        $14.47
                                                                          ======

______
 * On investments of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of the financial statements.

                            THE BEAR STEARNS FUNDS

                             S&P STARS Portfolio

                           Statement of Operations

           For the period April 5, 1995* through September 30, 1995

                                 (unaudited)

Investment income
  Allocated net investment income from Master Series...............  $  133,349
                                                                     ----------

Expenses
  Distribution fees - Class A......................................      55,661
  Distribution fees - Class C......................................      57,848
  Amortization of organization expenses............................      26,215
  Administration fees..............................................      24,888
  Transfer agent fees and expenses.................................      23,630
  Reports and notices to shareholders..............................       9,845
  Insurance expenses...............................................       7,630
  Federal and state registration fees..............................       7,352
  Accounting fees..................................................       6,769
  Trustees' fees and expenses......................................       4,431
  Legal and auditing fees..........................................       1,969
  Custodian fees...................................................         491
  Other............................................................         984
                                                                     ----------
        Total expenses before reimbursements.......................     227,713
        Less: Reimbursements.......................................      (4,424)
                                                                     ----------
        Total expenses after reimbursements........................     223,289
                                                                     ----------
  Net investment loss..............................................     (89,940)
                                                                     ----------

Net realized and unrealized gain from Master Series
  Net realized gain................................................     845,818
  Net change in unrealized appreciation............................   4,629,391
                                                                     ----------
  Net realized and unrealized gain.................................   5,475,209
                                                                     ----------
Net increase in net assets resulting from operations...............  $5,385,269
                                                                     ==========

______
* Commencement of investment operations.


The accompanying notes are an integral part of the financial statements.

                            THE BEAR STEARNS FUNDS

                             S&P STARS Portfolio

                      Statement of Changes in Net Assets

           For the period April 5, 1995* through September 30, 1995

                                 (unaudited)

Increase/(decrease) in net assets from

Operations
 Net investment loss...................................................................  $   (89,940)
 Net realized gain from Master Series..................................................      845,818
 Net change in unrealized appreciation from Master Series..............................    4,629,391
                                                                                         -----------
 Net increase in net assets resulting from operations..................................    5,385,269
                                                                                         -----------

Shares of beneficial interest
 Net proceeds from the sale of shares..................................................   56,445,631
 Cost of shares repurchased............................................................   (5,820,674)
                                                                                         -----------
 Net increase in net assets derived from shares of beneficial interest transactions....   50,624,957
                                                                                         -----------
 Total increase in net assets..........................................................   56,010,226

Net assets
 Beginning of period...................................................................      125,016
                                                                                         -----------
 End of period.........................................................................  $56,135,242
                                                                                         ===========
--------
* Commencement of investment operations.

The accompanying notes are an integral part of the financial statements.

                            THE BEAR STEARNS FUNDS

                             S&P STARS Portfolio
                             Financial Highlights


           FOR THE PERIOD APRIL 5, 1995* THROUGH SEPTEMBER 30, 1995
                                  (unaudited)

-------------------------------------------------------------------------------------------------
Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the period.
This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------------------------
                                                                 CLASS A      CLASS C      CLASS Y
                                                                 -------      -------      -------
Per Share Operating Performance**
  Net asset value, beginning of period.........................  $ 12.00      $ 12.00      $ 14.13
                                                                 -------      -------      -------
  Net investment loss(1).......................................    (0.02)       (0.04)       (0.01)
  Net realized and unrealized gain on investments(2)...........     2.44         2.41         0.35
                                                                 -------      -------      -------
  Net increase in net assets resulting from operations.........     2.42         2.37         0.34
                                                                 -------      -------      -------
  Net asset value, end of period...............................  $ 14.42      $ 14.37      $ 14.47
                                                                 =======      =======      =======
  Total investment return(3)(6)................................    20.17%       19.75%        2.41%
                                                                 =======      =======      =======
Ratios/Supplemental Data
  Net assets, end of period (000's omitted)....................  $37,434      $18,616      $    85
  Ratio of expenses to average net assets(1)(4)................     1.50%        2.00%        1.00%
  Ratio of net investment loss to average net assets(1)(4)(6)..    (0.37)%      (0.87)%      (0.95)%
  Decrease reflected in above expense ratios and net investment
   loss due to waivers and reimbursements(4)(5)(6).............     0.82%        0.84%        0.67%

------
* Commencement of investment operations. Class Y shares commenced initial public offering on August 7, 1995.
**  Calculated based upon weighted average shares outstanding during the period.
(1) Reflects waivers and reimbursements.
(2) The amount shown for a share outstanding throughout the period is not in accord with the change in the aggregate gains and losses in investments during the period because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset value during the period.
(3) Total return does not consider the effects of sales loads or contingent deferred sales charges. Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns are not annualized.
(4) Annualized.
(5) Includes Portfolio's share of Master Series' expenses.
(6) The total investment return and ratios for class Y shares are not necessarily comparable to those of class A or C shares, due to timing differences in the commencement of the initial public offering of class Y shares.

The accompanying notes are an integral part of the financial statements.

                            THE BEAR STEARNS FUNDS

                             S&P STARS Portfolio
                 Notes to Financial Statements -- (unaudited)



Organization and Significant Accounting Policies

The Bear Stearns Funds (the "Fund") was organized as a Massachusetts business trust on September 29, 1994 and is registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Fund currently has five portfolios in operation: three diversified portfolios, Large Cap Value Portfolio, Small Cap Value Portfolio and Total Return Bond Portfolio, and two non-diversified portfolios, The Insiders Select Portfolio and S&P STARS Portfolio. As of the date hereof, S&P STARS Portfolio (the "Portfolio") offers three classes of shares which have been designated as class A, C and Y shares.

The Portfolio invests all of its assets in S&P STARS Master Series (the "Master Series"), a separate series of S&P STARS Fund (the "Master Fund"), which has the same objective as the Portfolio. The Master Fund was organized as a Delaware business trust on October 5, 1994 and is registered under the Investment Company Act as an open-end management investment company. The Master Fund currently has one fund in operation, the Master Series, a non-diversified fund. The value of the Portfolio's investment in the Master Series reflects the Portfolio's proportionate beneficial interest in the net assets of the Master Series (99.9% at September 30, 1995). The performance of the Portfolio is directly affected by the performance of the Master Series. The financial statements of the Master Series, including the portfolio of investments, should be read in conjunction with the Portfolio's financial statements.

Organizational Matters--Prior to commencing investment operations on April 5, 1995, the Portfolio had not had any transactions other than those relating to organizational matters and the sale of 5,209 class A shares and 5,209 class C shares of beneficial interest of S&P STARS Portfolio to Bear, Stearns & Co. Inc. ("Bear Stearns" or the "Distributor"). Costs of approximately $262,500 incurred by the Fund in connection with the organization, its registration with the Commission and with various states and the initial public offering of its shares have been deferred and are being amortized, using the straight-line method over the period of benefit not exceeding sixty months, beginning with the commencement of investment operations of the Portfolio. In the event that the Distributor or any transferee of the Distributor redeems any of its original shares prior to the end of the sixty month period, the proceeds of the redemption payable in respect of such shares shall be reduced by the pro rata share (based on the proportionate share of the original shares redeemed to the total number of original shares outstanding at the time of the redemption) of the unamortized deferred organization expenses as of the date of such redemption. In the event that the Portfolio is liquidated prior to the end of the sixty month period, the Distributor or the transferee of the Distributor shall bear the unamortized deferred organization expenses.

Investment Valuation--The Portfolio invests all of its assets in the Master Series, rather than in a portfolio of securities. Valuation of securities by the Master Series is discussed in the Master Series' Notes to Financial Statements which are included elsewhere in this report. Expenses and fees, including administrative and distribution fees are accrued daily and taken into account for the purposes of determining the net asset value of the Portfolio's shares. Because of the differences in operating expenses incurred by each class the per share net asset value of each class will differ.

Investment Income--The Portfolio earns income, net of Master Series' expenses, daily on its investment in the Master Series.

The Portfolio's allocated net investment income from the Master Series is further allocated each day to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes).

U.S. Federal Tax Status--The Portfolio intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing during each calendar year substantially all of its ordinary income and capital gains, if any, the Portfolio intends not to be subject to a U.S. federal excise tax.

Dividends and Distributions--The Portfolio intends to distribute at least annually to shareholders substantially all of its net investment income. Distribution of net realized gains, if any, will be declared and paid at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Transactions with Affiliates and Related Parties

During the period ended September 30, 1995, Bear Stearns Funds Management Inc. ("BSFM" or the "Administrator") served as administrator to the Portfolio pursuant to an Administration Agreement. The Administrator is entitled to receive from the Portfolio a monthly fee equal to an annual rate of 0.15% of the Portfolio's average daily net assets. Under the terms of an Administrative Services Agreement with the Portfolio, PFPC International Ltd. provides certain administrative services to the Portfolio. For providing these services, PFPC International Ltd. is entitled to receive from the Portfolio a monthly fee of $4,000.

These fees are computed daily and paid monthly, and are subject to reduction in any year to the extent that the Portfolio's expenses (exclusive of brokerage commissions, distribution fees, taxes, interest and extraordinary items) exceed the most stringent limits prescribed by the laws or regulations of any state in which the Portfolio's shares are offered for sale based on the average total net asset value of the Portfolio.

During the period ended September 30, 1995, BSFM as the Master Series' Adviser (the "Adviser") has voluntarily undertaken to limit the Portfolio's total operating expenses (other than brokerage commissions, taxes and extraordinary items) to the extent that total Portfolio operating expenses exceeded 1.50% of the average daily net assets of the Portfolio's class A shares, 2.00% of the average daily net assets of the Portfolio's class C shares and 1.00% of the average daily net assets of the Portfolio's class Y shares. As necessary, this limitation is effected by waivers by the Adviser of its advisory fees (Master Series only) and reimbursements of expenses exceeding the advisory fee (Master Series and Portfolio). For the period ended September 30, 1995, the Adviser reimbursed $4,424 of the Portfolio's expenses in order to maintain the voluntary expense limitation. The Portfolio will not pay the Adviser at a later time for any amounts it may waive, nor will the Portfolio reimburse the Adviser for any amounts it may assume.

Custodial Trust Company, a wholly-owned subsidiary of The Bear Stearns Companies Inc. and an affiliate of the Administrator, serves as custodian to the Portfolio.

Distribution Plan

The Fund, on behalf of the Portfolio, has entered into a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act. Under the Plan in effect for the period ended September 30, 1995, the Portfolio paid Bear Stearns a fee at an annual rate of 0.50% for class A shares and 1.00% for class C shares based on such class' average daily net assets. For the period April 5, 1995 (commencement of investment operations) through September 30, 1995, Bear Stearns earned $113,509 in distribution fees. Bear Stearns uses these fees primarily to pay dealers whose clients hold Portfolio shares and other distribution-related activities.

In addition, as distributor of the Portfolio, Bear Stearns collects sales charges imposed on sales of the Portfolio's class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the period ended September 26, 1995, as a result of an undertaking by the Distributor, it reallowed all of the sales charges to dealers selling shares in the Portfolio. In addition, Bear Stearns pays 1.00% in sales commissions on the sale of class C shares to dealers at the time of such sales.

For the period ended September 30, 1995, Bear Stearns has advised the Portfolio that it received approximately $561,000 in front-end sales charges resulting from sales of class A shares of the Portfolio. From these fees, Bear Stearns paid such sales charges to dealers which in turn paid commissions to sales persons. Bear Stearns has advised the Portfolio that for the period ended September 30, 1995, it received approximately $5,000 in contingent deferred sales charges paid upon certain redemptions by class C shareholders of the Portfolio.

Investment Transactions

Additions and reductions to the Portfolio's investment in the Master Series amounted to $56,432,307 and $5,926,804, respectively.

Shares of Beneficial Interest

The Portfolio offers class A, C and Y shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class C shares are sold with a contingent deferred sales charge of 1.00% during the first year. There are no sales charges on class Y shares which are offered primarily to institutional investors.

At September 30, 1995, there was an unlimited amount of $0.001 par value shares of beneficial interest authorized of which Bear Stearns owned 5,209 class A shares and 5,209 class C shares. Transactions in shares of beneficial interest for the period April 5, 1995 (commencement of investment operations) through September 30, 1995 were as follows:


                      CLASS A                 CLASS C          CLASS Y*
               ---------------------  --------------------- ---------------
                 SHARES    AMOUNTS      SHARES    AMOUNTS   SHARES  AMOUNTS
               --------- -----------  --------- ----------- ------  -------
Sales......... 2,818,374 $37,045,589  1,473,302 $19,314,311  5,979  $85,731
Repurchases...   227,675   3,236,721    183,292   2,583,007     65      946
               --------- -----------  --------- -----------  -----  -------
Net increase
 in shares
  outstanding. 2,590,699 $33,808,868  1,290,010 $16,731,304  5,914  $84,785
               ========= ===========  ========= ===========  =====  =======

______
* Class Y shares commenced initial public offering on August 7, 1995.

Credit Agreement

The Fund, on behalf of the Portfolio, has entered into a credit agreement with The First National Bank of Boston. S&P STARS Fund, Large Cap Value Portfolio, Small Cap Value Portfolio, Total Return Bond Portfolio, The Insiders Select Portfolio and Bear Stearns Investment Trust, which consists of the Emerging Markets Debt Portfolio, are also parties to the credit agreement. The agreement provides that each Portfolio as a party to the credit agreement is permitted to borrow in an amount up to 15% of the value of its total assets. Subject to Board approval and upon making necessary disclosure in its prospectus, each Portfolio may, in accordance with the provisions of the credit agreement, borrow up to 25% of the value of its total assets, less all liabilities other than liabilities for borrowed money outstanding at the time. However, at no time shall the aggregate outstanding principal amount of all loans to any of the portfolios exceed $25,000,000. The line of credit will bear interest at the greater of: (i) the annual rate of interest announced from time to time from the bank at its head office as its Base Rate, or (ii) the Federal Funds Effective Rate plus 0.50%, or, at the borrower's option, the rate quoted by The First National Bank of Boston.

The Portfolio uses this facility to borrow money only for temporary or emergency (not leveraging) purposes. The Portfolio had no amount outstanding under the line of credit agreement at September 30, 1995.

Each loan is payable on demand or upon termination of this credit agreement on January 23, 1996 or, for money market loans, on the last day of the interest period and, in any event, not later than 14 days from the date the loan was advanced.

                            THE BEAR STEARNS FUNDS

                           S&P STARS Master Series
                           Portfolio of Investments
                              SEPTEMBER 30, 1995
                                 (unaudited)

------------------------------------------------------------
                                                   MARKET
SHARES*                                             VALUE
------------------------------------------------------------
            COMMON STOCKS-94.62%

            Automotive Equipment - 1.75%
  25,000    Goodyear Tire & Rubber Co...........$  984,375
                                                ----------
            Banks - 11.51%
  67,500    Citicorp............................ 4,775,625
  15,000    Northern Trust Corp.**..............   690,000
  16,500    Green Tree Financial Corp.+......... 1,006,500
                                                ----------
                                                 6,472,125
                                                ----------
            Chemicals & Fertilizers - 6.17%
  52,000    Grace (W.R.) & Co................... 3,471,000
                                                ----------
            Computers & Office Equipment - 13.19%
   7,000    Atmel Corp.+........................   236,250
  13,000    Compaq Computer Corp.+..............   628,875
  14,500    Cisco Systems, Inc.**+.............. 1,000,500
  15,000    International Business Machines
             Corp............................... 1,415,625
  25,000    Oracle Systems Corp.+...............   959,375
  36,000    Seagate Technology Inc.+............ 1,516,500
  52,000    Sequent Computer Systems, Inc.**+... 1,033,500
  10,000    Sun Microsystems, Inc.+.............   630,000
                                                ----------
                                                 7,420,625
                                                ----------
            Credit & Finance - 3.16%
  40,000    American Express Co................. 1,775,000
                                                ----------
            Drug & Hospital Supplies - 10.71%
  40,000    Foundation Health Corp.+............ 1,525,000
  16,000    Medtronic, Inc......................   860,000
  43,500    Merck & Co., Inc.................... 2,436,000
  22,500    Pfizer Inc.......................... 1,200,938
                                                ----------
                                                 6,021,938
                                                ----------
            Electrical Equipment - 3.00%
  26,500    General Electric Co................. 1,689,375
                                                ----------
            Electronics - 9.42%
  32,000    Adaptec Inc.+....................... 1,320,000
  32,500    Intel Corp.......................... 1,954,063
  26,500    Motorola, Inc....................... 2,023,938
                                                ----------
                                                 5,298,001
                                                ----------
            Food & Beverages - 7.99%
  27,000    The Coca-Cola Co.................... 1,863,000
  31,500    Philip Morris Cos. Inc.............. 2,630,250
                                                ----------
                                                 4,493,250
                                                ----------
            Grocery Products - 2.44%
  32,500    American Brands, Inc................ 1,373,125
                                                ----------
            Insurance - 6.09%
  22,500    St. Paul Cos., Inc.................. 1,313,437
  22,000    Chubb Corp.......................... 2,112,000
                                                ----------
                                                 3,425,437
                                                ----------
            Miscellaneous Industrials - 4.51%
  47,500    IBP Inc............................. 2,535,312
                                                ----------
            Oil-Offshore Drilling - 0.63%
  50,000    Global Marine, Inc.+................   356,250
                                                ----------
            Oil Well Equipment & Services - 0.50%
  30,000    Nabors Industries, Inc.+............   283,125
                                                ----------
            Publishing and Broadcasting - 1.84%
  47,000    News Corp. Ltd. ADR................. 1,034,000
                                                ----------
            Retailing - 6.43%
  33,000    Dollar General Corp.................   969,375
  35,000    Eckerd Corp.+....................... 1,400,000
  20,500    Tandy Corp.......................... 1,245,375
                                                ----------
                                                 3,614,750
                                                ----------

The accompanying notes are an integral part of the financial statements.

                            THE BEAR STEARNS FUNDS


                            S&P STARS Master Series
                           Portfolio of Investments

                              SEPTEMBER 30, 1995
                                  (unaudited)

-----------------------------------------------------------------------------------
                                                                          MARKET
SHARES*                                                                    VALUE
-----------------------------------------------------------------------------------
            COMMON STOCKS (continued)

            Services - 5.28%
  42,000    Sterling Software, Inc.+ ................................   $ 1,911,000
  15,500    Automatic Data Processing, Inc.** .......................     1,055,937
                                                                        -----------
                                                                          2,966,937
                                                                        -----------
            Total Common Stocks (cost - $48,572,568) ................    53,214,625
                                                                        ===========

PRINCIPAL
 AMOUNT
 (000's)
---------
            SHORT-TERM INVESTMENT - 4.06%
            Investment Company - 4.06%
  $2,285    Federated Trust for Short-term U.S. Government
            Securities++ (cost - $2,285,191) ........................     2,285,191
                                                                        -----------
            Total Investments (cost - $50,857,759) - 98.68% .........    55,499,816
            Other assets in excess of liabilities - 1.32% ...........       740,480
                                                                        -----------
            Net Assets - 100.00% ....................................   $56,240,296
                                                                        ===========

NUMBER OF
CONTRACTS
---------
            WRITTEN CALL OPTION
            Computers & Office Equipment
     145    Cisco Systems, Inc.**+ 10/21/95 @ $75.00
            (premiums received - $34,001) ...........................   $    (7,250)

            SHORT SALE OF COMMON STOCK
            Shipping & Freight
  10,000    Roadway Services, Inc. (proceeds received - $458,250) ...   $  (497,500)
------------

* Unless otherwise indicated all common stocks, including those underlying written options, are ranked five stars and all common stocks sold short are ranked one star.
**   Currently ranked four stars; ranked five stars when purchased.
+    Non-income producing security.
++   Money market fund.
ADR  American Depositary Receipt.

S&P STARS RANKINGS:
Five stars - Buy - Expected to be among the best performers over the next twelve months and to rise in price.
Four stars - Accumulate - Expected to be an above-average performer.
Three stars - Hold - Expected to be an average performer.
Two stars - Avoid - Expected to be a below-average performer.
One star - Sell - Expected to be a well-below-average performer and to fall in price.




The accompanying notes are an integral part of the financial statements.

                            THE BEAR STEARNS FUNDS


                            S&P STARS Master Series
                     Statement of Assets and Liabilities

                              SEPTEMBER 30, 1995
                                  (unaudited)


ASSETS
    Investments, at value (cost - $50,857,759) ......................   $55,499,816
    Receivable for investments sold .................................     3,157,931
    Receivable for beneficial interests sold ........................     1,429,723
    Deposit with broker for security sold short (including
      margin requirement of $229,250) ...............................       687,500
    Amount segregated at custodian for security sold short ..........       280,000
    Dividends receivable ............................................        54,614
    Receivable from investment adviser ..............................        10,891
    Deferred organization expenses and other assets .................        92,822
                                                                        -----------
        Total assets ................................................    61,213,297
                                                                        -----------

LIABILITIES
    Payable for investments purchased ...............................     4,112,880
    Security sold short, at value (proceeds received - $458,250) ....       497,500
    Payable for beneficial interests repurchased ....................       227,906
    Written call options, at value (premiums received - $34,001) ....         7,250
    Custodian fee payable ...........................................           824
    Accrued expenses ................................................        29,307
    Organization expenses payable ...................................        97,334
                                                                        -----------
        Total liabilities ...........................................     4,973,001
                                                                        -----------

NET ASSETS
    Net proceeds from capital contributions and withdrawals .........    51,610,738
    Net unrealized appreciation on investments, security sold
      short and option transactions .................................     4,629,558
                                                                        -----------
        Net assets applicable to investors' beneficial interests ....   $56,240,296
                                                                        ===========


The accompanying notes are an integral part of the financial statements.

                            THE BEAR STEARNS FUNDS

                           S&P STARS Master Series
                           Statement of Operations
           FOR THE PERIOD APRIL 5, 1995* THROUGH SEPTEMBER 30, 1995
                                 (unaudited)

Investment Income
 Dividends..................................................    $  175,628
 Interest...................................................        12,957
                                                                ----------
                                                                   188,585
                                                                ----------
Expenses
 Advisory fees..............................................       124,342
 Administration and accounting fees.........................        19,950
 Amortization of organization expenses......................         9,845
 Custodian fees and expenses................................         9,845
 Legal and auditing fees....................................         8,861
 Trustees' fees and expenses................................         8,369
 Insurance expenses.........................................         7,630
 Other......................................................         1,621
                                                                ----------
     Total expenses before waivers and reimbursements.......       190,463
     Less:  Waivers and reimbursements......................      (135,233)
                                                                ----------
     Total expenses after waivers and reimbursements........        55,230
                                                                ----------
 Net investment income......................................       133,355
                                                                ----------
Net realized and unrealized gain/(loss) on investments,
security sold short and option transactions
 Net realized gain/(loss) from:
     Investments............................................       949,190
     Option transactions....................................      (103,334)
 Net change in unrealized appreciation/(depreciation) on:
     Investments............................................     4,642,057
     Security sold short....................................       (39,250)
     Option transactions....................................        26,751
                                                                ----------
 Net realized and unrealized gain from investments, security
 sold short and option transactions.........................     5,475,414
                                                                ----------
Net increase in net assets resulting from operations........    $5,608,769
                                                                ==========
-----------
*Commencement of investment operations.

  The accompanying notes are an integral part of the financial statements.

                            THE BEAR STEARNS FUNDS

                            S&P STARS Master Series

                      Statement of Changes in Net Assets

           FOR THE PERIOD APRIL 5, 1995* THROUGH SEPTEMBER 30, 1995

                                  (unaudited)

Increase in net assets from Operations
  Net investment income...........................................  $   133,355
  Net realized gain from investments and option transactions......      845,856
  Net change in unrealized appreciation on investments, security
    sold short and option transactions............................    4,629,558
                                                                    -----------
  Net increase in net assets resulting from operations............    5,608,769
                                                                    -----------
Capital transactions
  Contributions...................................................   56,433,315
  Withdrawals.....................................................   (5,926,804)
                                                                    -----------
  Net increase in net assets derived from capital transactions....   50,506,511
                                                                    -----------
  Total increase in net assets....................................   56,115,280

Net assets
  Beginning of period.............................................      125,016
                                                                    -----------
  End of period...................................................  $56,240,296
                                                                    ===========

______
* Commencement of investment operations.


   The accompanying notes are an integral part of the financial statements.

                            THE BEAR STEARNS FUNDS

                           S&P STARS Master Series

                             Financial Highlights

           FOR THE PERIOD APRIL 5, 1995* THROUGH SEPTEMBER 30, 1995

                                 (unaudited)

--------------------------------------------------------------------------------
Contained below are ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------
Ratios/Supplemental Data
  Net assets, end of period (000's omitted)....................  $56,240
  Ratio of expenses to average net assets(1)(2)................     0.33%
  Ratio of net investment income to average net assets(1)(2)...     0.80%
  Decrease reflected in above expense ratios and net investment
   income due to waivers and reimbursements(2).................     0.81%
  Portfolio turnover rate(3)...................................   105.58%
  Average commission rate per share............................  $  0.06

------
*   Commencement of investment operations.
(1) Reflects waivers and reimbursements.
(2) Annualized.
(3) Not annualized.

The accompanying notes are an integral part of the financial statements.

                            THE BEAR STEARNS FUNDS

                                S&P STARS Fund


                            S&P STARS Master Series
                 Notes to Financial Statements -- (unaudited)



Organization and Significant Accounting Policies

S&P STARS Fund (the "Master Fund") was organized as a Delaware business trust on October 5, 1994 and is registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open- end management investment company. The Master Fund is a "series fund" which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. The Master Fund currently has one portfolio in operation, S&P STARS Master Series (the "Master Series"), a non-diversified portfolio.

Organizational Matters -- Prior to commencing investment operations on April 5, 1995, the Master Fund had not had any transactions other than those relating to organizational matters and the sale of 10,418 shares of beneficial interest of the Master Series to S&P STARS Portfolio (the "Portfolio") of The Bear Stearns Funds. Costs of approximately $100,000 incurred by the Master Fund in connection with the organization and its registration with the Commission have been deferred and are being amortized, using the straight-line method over the period of benefit not exceeding sixty months, beginning with the commencement of investment operations of the Master Series. The Master Series commenced investment operations on April 5, 1995. In the event that the Portfolio or any transferee of the Portfolio redeems any of its original shares prior to the end of the sixty month period, the proceeds of the redemption payable in respect of such shares shall be reduced by the pro rata share (based on the proportionate share of the original shares redeemed to the total number of original shares outstanding at the time of the redemption) of the unamortized deferred organization expenses as of the date of such redemption. In the event that the Master Series is liquidated prior to the end of the sixty month period, the Portfolio or the transferee of the Portfolio shall bear the unamortized deferred organization expenses.

Portfolio Valuation -- Securities, including covered call options written by the Master Series, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities which mature in 60 days or less are valued at amortized cost which approximates market value, unless this method does not represent fair value. Expenses and fees, including the investment advisory, administration fees and distribution fees, are accrued daily and taken into account for the purposes of determining the net asset value of the Master Series shares.

Investment Transactions and Investment Income -- Master Series' investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Options Writing -- When the Master Series writes an option, an amount equal to the premium received by the Master Series is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Master Series on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying securities in determining whether the Master Series has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Master Series. The Master Series' use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts reflect the extent of the Master Series' involvement in these financial instruments. In writing an option, the Master Series bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Master Series could result in the Master Series selling or buying a security at a price different from the current market value. The Master Series' activities in written options are conducted through regulated exchanges which do not result in counterparty credit risks.

Written call option open at September 30, 1995:

                                               PREMIUMS  MARKET  UNREALIZED
     WRITTEN CALL OPTION     EXPIRATION DATE   RECEIVED  VALUE      GAIN
                             ----------------  --------  ------  ----------
     Cisco Systems, Inc....  October 21, 1995  $34,001   $7,250    $26,751

Short Selling--When the Master Series makes a short sale, an amount equal to the proceeds received by the Master Series is recorded as a liability and is subsequently adjusted to the current market value of the short sale. Short sales represent obligations of the Master Series to make future delivery of specific securities and, correspondingly, create an obligation to purchase the security at market prices prevailing at the later delivery date (or to deliver the security if already owned by the Master Series). Upon the termination of a short sale, the Master Series will recognize a gain, limited to the price at which the Master Series sold the security short, if the market price is less than the proceeds originally received. The Master Series will recognize a loss, unlimited in magnitude, if the market price at termination is greater than the proceeds originally received. As a result, short sales create the risk that the Master Series' ultimate obligation to satisfy the delivery requirements may exceed the amount of the proceeds initially received or the liability recorded in the financial statements. The Master Series has segregated $509,250 in separate accounts as collateral for open short sales.

Security sold short at September 30, 1995:

                                                         MARKET   UNREALIZED
     WRITTEN CALL OPTION                      PROCEEDS   VALUE       LOSS
     -------------------                      --------  --------  ----------
     Roadway Services, Inc.................   $458,250  $497,500   $39,250

U.S. Federal Tax Status--The Master Series intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing during each calendar year substantially all of its ordinary income and capital gains, if any, the Master Series intends not to be subject to a U.S. federal excise tax.

Transactions with Affiliates and Related Parties

During the period ended September 30, 1995, Bear Stearns Funds Management Inc. ("BSFM" or the "Adviser"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., served as the investment adviser of the Master Series pursuant to an Investment Advisory Agreement. The Adviser is entitled to receive from the Master Series a monthly fee equal to an annual rate of 0.75% of the Master Series' average daily net assets.

Under the terms of an Administrative Services Agreement with the Portfolio, PFPC International Ltd. provides certain administrative services to the Master Series. For providing these services, PFPC International Ltd. is entitled to receive from the Master Series a monthly fee equal to an annual rate of 0.12% of the Master Series' net assets up to $200 million, 0.09% of the next $200 million, 0.075% of the next $200 million, and 0.05% of net assets above $600 million, subject to a minimum annual fee of $8,500 for the Master Series, payable monthly.

During the period ended September 30, 1995, the Adviser has voluntarily undertaken to limit the Portfolio's total operating expenses (other than brokerage commissions, taxes and extraordinary items) to the extent that total Portfolio operating expenses exceeded 1.50% of the average daily net assets of the Portfolio's class A shares, 2.00% of the average daily net assets of the Portfolio's class C shares and 1.00% of the average daily net assets of the Portfolio's class Y shares. As necessary, this limitation is effected by waivers by the Adviser of its advisory fees and reimbursements of expenses exceeding the advisory fee. For the period ended September 30, 1995, the Adviser waived $124,342 of its advisory fee and reimbursed $10,891 of the Master Series expenses in order to maintain the voluntary expense limitation. The Master Series will not pay the Adviser at a later time for any amounts it may waive, nor will the Master Series reimburse the Adviser for any amounts it may assume.

For the period ended September 30, 1995, Bear, Stearns & Co. Inc., an affiliate of the Adviser, earned $166,578 in brokerage commissions from portfolio transactions executed on behalf of the Master Series.

Custodial Trust Company, a wholly-owned subsidiary of The Bear Stearns Companies Inc. and an affiliate of the Adviser, serves as custodian to the Master Series.

Investments in Securities

For U.S. federal income tax purposes, the cost of securities owned at September 30, 1995 was $51,357,941. Accordingly, the net unrealized appreciation of investments of $4,141,875 was composed of gross appreciation of $5,058,159 for those investments having an excess of value over cost; and gross depreciation of $916,284 for those investments having an excess of cost over value.

For the period April 5, 1995 (commencement of investment operations) through September 30, 1995, aggregate purchases and sales of investment securities (excluding short-term securities) were $85,761,464 and $38,138,086, respectively.

Credit Agreement

The S&P STARS Fund, on behalf of the Master Series, has entered into a credit agreement with The First National Bank of Boston. Bear Stearns Investment Trust, which consists of the Emerging Markets Debt Portfolio and The Bear Stearns Funds consisting of S&P STARS Portfolio, Large Cap Value Portfolio, Small Cap Value Portfolio, Total Return Bond Portfolio and The Insiders Select Portfolio are also parties to the credit agreement. The agreement provides that each fund as a party to the credit agreement is permitted to borrow in an amount up to 15% of the value of its total assets. Subject to Board approval and upon making necessary disclosure in its prospectus, each fund may, in accordance with the provisions of the credit agreement, borrow up to 25% of the value of its total assets, less all liabilities other than liabilities for borrowed money outstanding at the time. However, at no time shall the aggregate outstanding principal amount of all loans to any of the funds exceed $25,000,000. The line of credit will bear interest at the greater of: (i) the annual rate of interest announced from time to time from the bank at its head office as its Base Rate, or (ii) the Federal Funds Effective Rate plus 0.50%, or, at the borrower's option, the rate quoted by The First National Bank of Boston.

The Master Series uses this facility to borrow money only for temporary or emergency (not leveraging) purposes. The Master Series had no amount outstanding under the line of credit agreement at September 30, 1995.

Each loan is payable on demand or upon termination of this credit agreement on January 23, 1996 or, for money market loans, on the last day of the interest period and, in any event, not later than 14 days from the date the loan was advanced.

--------------------------------------------------------------------------------

                             THE BEAR STEARNS FUNDS
                           THE INSIDERS SELECT FUND
                          CLASS A, CLASS C AND CLASS Y
                                     PART B
                     (STATEMENT OF ADDITIONAL INFORMATION)

                               NOVEMBER 10, 1995

                           AS REVISED MARCH 25, 1996
--------------------------------------------------------------------------------

     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current relevant Prospectus dated November 10, 1995 of The Insiders Select Fund (the
"Portfolio") of The Bear Stearns Funds (the "Fund"), as each may be revised from time to time. To obtain a free copy of such Prospectus, please write to the Fund at PFPC Inc., Attention: The Insiders Select Fund, P.O. Box 8960, Wilmington, Delaware 19899-8960, call 1-800-447-1139 (in Delaware call collect 302-791-1031) or call Bear, Stearns & Co. Inc. ("Bear Stearns") at 1-800-766-4111.

     Bear Stearns Funds Management Inc. ("BSFM"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., serves as the Portfolio's investment adviser. BSFM has engaged Symphony Asset Management ("Symphony"), a subsidiary of BARRA, Inc., as the Portfolio's sub-investment adviser to manage the Portfolio's day-to-day investment activities. BSFM and Symphony are referred to herein collectively as the "Advisers."

     Bear Stearns, an affiliate of BSFM, serves as distributor of the Portfolio's shares.


                               TABLE OF CONTENTS

                                                      Page
                                                      ----

Investment Objective and Management Policies........  B-2
Management of the Fund..............................  B-12
Management Arrangements.............................  B-16
Purchase and Redemption of Shares...................  B-18
Determination of Net Asset Value....................  B-19
Dividends, Distributions and Taxes..................  B-20
Portfolio Transactions..............................  B-22
Performance Information.............................  B-24
Information About the Fund..........................  B-25
Custodian, Transfer and Dividend Disbursing Agent,
  Counsel and Independent Auditors..................  B-25
Financial Statements................................  B-26
 Report of Independent Auditors                       B-28

                  INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

         The following information supplements and should be read in conjunction
         -----------------------------------------------------------------------
with the section in the Portfolio's Prospectus entitled "Description of the
---------------------------------------------------------------------------
Fund."
----

Portfolio Securities
--------------------

           Bank Obligations.  Domestic commercial banks organized under Federal
           ----------------
law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit ("CDs") may be purchased by the Portfolio are insured by the FDIC (although such insurance may not be of material benefit to the Portfolio, depending on the principal amount of the CDs of each bank held by the Portfolio) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal or state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the Portfolio generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower and are subject to other regulation designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

         Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

         Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by Federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

         In addition, Federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of Federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

         In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, BSFM carefully evaluates such investments on a case-by-case basis.

         Repurchase Agreements.  The Portfolio's custodian or sub-custodian will
         ---------------------
have custody of, and will hold in a segregated account, securities acquired by the Portfolio under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Portfolio. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Portfolio will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Portfolio may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below the resale price. The Advisers will monitor on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. The Portfolio will consider on an ongoing basis the credit worthiness of the institutions with which it enters into repurchase agreements.

         Commercial Paper and Other Short-Term Corporate Obligations.  Variable
         -----------------------------------------------------------
rate demand notes include variable amount master demand notes, which are obligations that permit the Portfolio to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. As mutually agreed between the parties, the Portfolio may increase the amount under the notes at any time up to the full amount provided by the note agreement, or decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with floating and variable rate demand obligations, the Advisers will consider, on an ongoing basis, earning power, cash flow and other liquidity ratios of the borrower, and the borrower's ability to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and the Portfolio may invest in them only if at the time of an investment the borrower meets the criteria set forth in the Portfolio's Prospectus for other commercial paper issuers.

         Illiquid Securities.  When purchasing securities that have not been
         -------------------
registered under the Securities Act of 1933, as amended, and are not readily marketable, the Portfolio will endeavor to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between the Portfolio's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. However, if a substantial market of qualified institutional buyers develops pursuant to Rule 144A under the Securities Act of 1933, as amended, for certain unregistered securities held by the Portfolio, the Portfolio intends to treat them as liquid securities in accordance with procedures approved by the Fund's Board of Trustees. Because it is not possible to predict with assurance how the market for restricted securities pursuant to Rule 144A will develop, the Fund's Board of Trustees has directed the Advisers to monitor carefully the Portfolio's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Portfolio's investing in such securities may have the effect of increasing the level of illiquidity in the Portfolio during such period.

Management Policies
-------------------

         The Portfolio engages in the following practices in furtherance of its objective.

         Options Transactions.  The Portfolio may engage in options
         --------------------
transactions, such as purchasing or writing covered call or put options. The principal reason for writing covered call options, which are call options with respect to which the Portfolio owns the underlying security or securities, is to realize, through the receipt of premiums, a greater return than would be realized on the Portfolio's securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that the Portfolio may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

         Options written ordinarily will have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the time the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. The Portfolio may write (a) in-the-money call options when Symphony expects that the price of the underlying security will remain stable or decline moderately during the option period, (b) at-the-money call options when Symphony expects that the price of the underlying security will remain stable or advance moderately during the option period and (c) out-of-the-money call options when Symphony expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In these circumstances, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

         So long as the Portfolio's obligation as the writer of an option continues, the Portfolio may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Portfolio to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Portfolio effects a closing purchase transaction. The Portfolio can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

         While it may choose to do otherwise, the Portfolio generally will purchase or write only those options for which Symphony believes there is an active secondary market so as to facilitate closing transactions. There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that otherwise may interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If as a covered call option writer the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

         Stock Index Options.  The Portfolio may purchase and write put and call
         -------------------
options on stock indexes listed on U.S. or foreign securities exchanges or traded in the over-the-counter market. A stock index fluctuates with changes in the market values of the stocks included in the index.

         Options on stock indexes are similar to options on stock except that
(a) the expiration cycles of stock index options are generally monthly, while those of stock options are currently quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of a stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

         Futures Contracts and Options on Futures Contracts.  The Portfolio may
         --------------------------------------------------
trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange.

         Initially, when purchasing or selling futures contracts the Portfolio will be required to deposit with the Fund's custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, the Portfolio may elect to close the position by taking an opposite position, at the then prevailing price, which will operate to terminate the Portfolio's existing position in the contract.

         Although the Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio to substantial losses. If it is not possible, or the Portfolio determines not, to close a futures position in anticipation of adverse price movements, the Portfolio will be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may offset partially or completely losses on the futures contract. However, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

         In addition, to the extent the Portfolio is engaging in a futures transaction as a hedging device, due to the risk of an imperfect correlation between securities owned by the Portfolio that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge will not be fully effective in that, for example, losses on the portfolio securities may be in excess of gains on the futures contract or losses on the futures contract may be in excess of gains on the portfolio securities that were the subject of the hedge. In futures contracts based on indexes, the risk of imperfect correlation increases as the composition of the Portfolio's investments varies from the composition of the index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, the Portfolio may buy or sell futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures contract has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect the Portfolio's net investment results if market movements are not as anticipated when the hedge is established.

         Upon exercise of an option, the writer of the option will deliver to the holder of the option the futures position and the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of each Portfolio.

         Lending Portfolio Securities.  To a limited extent, the Portfolio may
         ----------------------------
lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, the Portfolio can increase its income through the investment of the cash collateral. For purposes of this policy, the Portfolio considers collateral consisting of U.S. Government securities or irrevocable letters of credit issued by banks whose securities meet the standards for investment by the Portfolio to be the equivalent of cash. From time to time, the Portfolio may return to the borrower or a third party which is unaffiliated with the Portfolio, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

         The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Portfolio must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's Board of Trustees must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification.

         Investment Restrictions.  The Portfolio has adopted investment
         -----------------------
restrictions numbered 1 through 8 as fundamental policies. These restrictions cannot be changed, as to a Portfolio, without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Portfolio's outstanding voting shares. Investment restrictions numbered 9 through 14 are not fundamental policies and may be changed by vote of a majority of the Trustees at any time. The Portfolio may not:

         1. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         2. Invest in commodities, except that the Portfolio may purchase and sell options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

         3. Purchase, hold or deal in real estate, real estate limited partnership interests, or oil, gas or other mineral leases or exploration or development programs, but the Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

         4. Borrow money, except to the extent permitted under the 1940 Act. The 1940 Act permits an investment company to borrow in an amount up to 33-1/3% of the value of such company's total assets. For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing.

         5. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Portfolio may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board of Trustees.

         6. Act as an underwriter of securities of other issuers, except to the extent the Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

         7. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act).

         8. Purchase securities on margin, but the Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

         9. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessor) if such purchase would cause the value of the Portfolio's investments in all such companies to exceed 5% of the value of its total assets.

         10. Invest in the securities of a company for the purpose of exercising management or control, but the Portfolio will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

         11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

         12. Purchase, sell or write puts, calls or combinations thereof, except as described in the Portfolio's Prospectus and Statement of Additional Information.

         13. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of its net assets would be so invested.

         14. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

         If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

         The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of the Portfolio's shares in certain states. Should the Fund determine that a commitment is no longer in the best interest of the Portfolio and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.

                             MANAGEMENT OF THE FUND
                             ----------------------

         Trustees and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Trustee who is an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.

NAME AND ADDRESS                     POSITION         PRINCIPAL OCCUPATION
(AND AGE)                            WITH FUND        DURING PAST FIVE YEARS
----------------------------------  ------------  -------------------------------

Peter M. Bren (62)                  Trustee       President of The Bren Co.;
2 East 70th Street                                President of Cole, Bren
New York, NY  10021                               Realty Advisors and Senior
                                                  Partner for Lincoln Properties
                                                  prior thereto.

Alan J. Dixon* (68)                 Trustee       Partner of Bryan Cave, a law
7535 Claymont Court                               firm in St. Louis since
Apt. #2                                           January 1993; United
Belleville, IL  62223                             States Senator of Illinois from
                                                  1981 to 1993.

John R. McKernan, Jr. (47)          Trustee       Chairman and Chief Executive
114 Nottingham Road                               Officer of McKernan
Auburn, ME  04210                                 Enterprises since January 1995;
                                                  Governor of Maine prior
                                                  thereto.

M.B. Oglesby, Jr. (53)              Trustee       Senior Vice President of RJR
5300 Albemarle Street                             Nabisco, Inc. since April
Bethesda, MD  20816                               1989; Former Deputy Chief of
                                                  Staff-White House from 1988 to
                                                  January 1989.

Robert S. Reitzes* (50)             Chairman      Director of Mutual Funds-
245 Park Avenue                     of the Board  Bear Stearns Asset
New York, NY  10167                               Management and Senior Managing
                                                  Director of Bear Stearns since
                                                  March 1994; Co-Director of
                                                  Research and Senior Chemical
                                                  Analyst of C.J.
                                                  Lawrence/Deutsche Bank
                                                  Securities Corp. from January
                                                  1991 to March 1994; Chief
                                                  Investment Officer and Chemical
                                                  Analyst of Mabon, Nugent & Co.
                                                  prior thereto.

NAME AND ADDRESS                     POSITION         PRINCIPAL OCCUPATION
(AND AGE)                            WITH FUND        DURING PAST FIVE YEARS
---------------------------------- ------------   -------------------------------

Neil T. Eigen (52)                 President      Chief Investment Officer
245 Park Avenue                                   and Director of Equity
New York, NY  10167                               Investments--Bear Stearns
                                                  Asset Management and Senior
                                                  Managing Director of
                                                  Bear Stearns since 1990.

Peter B. Fox (43)                  Executive      Senior Managing Director,
Three First National               Vice President Bear Stearns, Public
 Plaza                                            Finance.
Chicago, IL  60602

William J. Montgoris (48)          Executive      Chief Financial Officer and
245 Park Avenue                    Vice President Chief Operating Officer,
New York, NY  10167                               Bear Stearns.

Stephen A. Bornstein (52)          Vice President Managing Director, Legal
245 Park Avenue                    and Secretary  Department, Bear Stearns.
New York, NY  10167

Frank J. Maresca (37)              Vice President Managing Director of Bear
245 Park Avenue                    and Treasurer  Stearns since September
New York, NY  10167                               1994; Associate Director of
                                                  Bear Stearns from September
                                                  1993 to September 1994;
                                                  Executive Vice President of
                                                  BSFM since March 1992; Vice
                                                  President of Bear Stearns from
                                                  March 1992 to September 1993;
                                                  First Vice President of
                                                  Mitchell Hutchins Asset
                                                  Management Inc. ("Mitchell
                                                  Hutchins") from June 1988 to
                                                  March 1992; Director of Funds
                                                  Administration Division of
                                                  Mitchell Hutchins from November
                                                  1991 to March 1992; and Chief
                                                  Financial Officer of the
                                                  Mitchell Hutchins Fund Group
                                                  (holding the position of Vice
                                                  President and Treasurer of
                                                  PaineWebber Mutual Funds) from
                                                  June 1988 to November 1990.

NAME AND ADDRESS                     POSITION         PRINCIPAL OCCUPATION
(AND AGE)                            WITH FUND        DURING PAST FIVE YEARS
---------------------------------- -------------- -------------------------------
Raymond D. DeAngelo (34)           Vice President Associate Director of Bear
245 Park Avenue                                   Stearns since October 1994;
New York, NY  10167                               Vice President and Manager--
                                                  Mutual Fund Sales Support Group
                                                  of Kidder, Peabody & Co.
                                                  Incorporated ("Kidder Peabody")
                                                  from August 1994 to October
                                                  1994; Vice President and
                                                  Manager--Unit Investment Trust
                                                  Department of Kidder Peabody
                                                  from August 1992 to August
                                                  1994; Vice President and
                                                  Wholesaler of Nike Securities,
                                                  L.P. (formerly Clayton Brown &
                                                  Associates) from September 1991
                                                  to August 1992; Assistant Vice
                                                  President and Wholesaler of
                                                  Clayton Brown & Associates
                                                  prior thereto.

Vincent L. Pereira (30)             Assistant     Vice President of Bear
245 Park Avenue                     Treasurer     Stearns and Vice President
New York, NY  10167                               of BSFM since May 1993;
                                                  Assistant Vice President of
                                                  Mitchell Hutchins from October
                                                  1992 to May 1993; Senior
                                                  Relationship Manager of
                                                  Mitchell Hutchins from June
                                                  1988 to October 1992.

Eileen M. Coyle (29)                Assistant     Senior Fund Administrator
245 Park Avenue                     Secretary     for BSFM since January
New York, NY  10167                               1994; Accounting Supervisor and Senior
                                                  Accountant for Bear Stearns since 1990;
                                                  Senior Accountant for Deloitte & Touche
                                                  from 1988 to 1990.

         The Fund intends to pay its non-affiliated Board members an annual retainer of $5,000 and a per meeting fee of $500 and to reimburse them for their expenses. The Fund does not compensate its officers. For its first fiscal year following commencement of operations (the period ending March 31, 1996), the aggregate compensation expected to be paid to each Board member by the Fund and all other funds in the Bear Stearns Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) is expected to be:

                                                                                        (5)
                                               (3)                                     Total
                             (2)            Pension or              (4)          Compensation from
     (1)                  Aggregate     Retirement Benefits   Estimated Annual     Fund and Fund
Name of Board            Compensation   Accrued as Part of     Benefits Upon      Complex Paid to
   Member                from Fund/*/     Fund's Expenses        Retirement        Board Members
-----------------------  ------------   -------------------   ----------------   -----------------
Peter M. Bren                  $7,000          None                 None            $12,000(2)
Alan J. Dixon                  $7,000          None                 None            $ 7,000(1)
John R. McKernan, Jr.          $7,000          None                 None            $12,000(2)
M.B. Oglesby, Jr.              $7,000          None                 None            $12,000(2)
Robert S. Reitzes                None          None                 None               None(2)

_____________________
 /*/ Amount does not include reimbursed expenses for attending Board meetings, which are estimated to be $8,000 for Board members of the Fund, as a group.

         Board members and officers of the Fund, as a group, owned less than 1% of the Portfolio's shares outstanding on October 15, 1995.

         For so long as the Plan described in the section captioned "Management Arrangements--Distribution and Shareholder Servicing Plan" remains in effect, the Fund's Trustees who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Trustees who are not "interested persons" of the Fund.

         No meetings of shareholders of the Fund will be held for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record of not less than two-thirds of the outstanding shares of the Fund may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Fund's Agreement and Declaration of Trust, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.


                            MANAGEMENT ARRANGEMENTS

         The following information supplements and should be read in conjunction
         -----------------------------------------------------------------------
with the section in the Portfolio's Prospectus entitled "Management of the
--------------------------------------------------------------------------
Fund."
------
         Investment Advisory Agreement.  BSFM provides investment advisory
         -----------------------------
services to the Portfolio pursuant to the Investment Advisory Agreement (the "Agreement") dated February 22, 1995, with the Fund. The Agreement is subject to annual approval by (i) the Fund's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio, provided that in either event the continuance also is approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund or BSFM, by vote cast in person at a meeting called for the purpose of voting on such approval. The Board of Trustees, including a majority of the Trustees who are not "interested persons" of any party to the Agreement, last approved the Agreement at a meeting as to the Portfolio, held on February 22, 1995. The Agreement is terminable, as to the Portfolio, without penalty, on 60 days' notice, by the Fund's Board of Trustees or by vote of the holders of a majority of the Portfolio's shares, or, on not less than 90 days' notice, by BSFM. As to the Portfolio, the Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

         BSFM is a wholly owned subsidiary of The Bear Stearns Companies Inc. The following persons are directors and/or senior officers of BSFM: Mark A. Kurland, Chief Executive Officer, President, Chairman of the Board and Director; Robert S. Reitzes, Executive Vice President and Director; Milton B. Rubin, Vice Chairman of the Board and Director; Frank J. Maresca, Executive Vice President; Neil T. Eigen, Executive Vice President, Vincent L. Pereira, Treasurer and Secretary; Michael Minikes, Warren J. Spector and Robert M. Steinberg, Directors.

         Sub-Investment Advisory Agreement.  Symphony provides investment
         ---------------------------------
advisory assistance and day-to-day management of the Fund's portfolio pursuant to the Sub-Investment Advisory Agreement (the "Sub-Advisory Agreement") dated February 22, 1995 between Symphony and BSFM. The Sub-Advisory Agreement is subject to annual approval by (i) the Fund's Board of Trustees or (ii) vote of a majority (as defined in the Act) of the outstanding voting securities of the Portfolio, provided that in either event the continuance also is approved by a majority of the Board of

Trustees who are not "interested persons" (as defined in the Act) of the Fund or Symphony, by vote cast in person at a meeting called for the purpose of voting on such approval. The Board of Trustees, including a majority of the Trustees who are not "interested persons" of any party to the Sub-Advisory Agreement, last approved the Sub-Advisory Agreement at a meeting held on February 22, 1995. The Sub-Advisory Agreement is terminable without penalty (i) by BSFM on 60 days' notice, (ii) by the Fund's Board of Trustees, on 60 days' notice, or by vote of the holders of a majority of the Fund's shares or (iii) on not less than 90 days' notice, by Symphony. The Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the Act) or upon termination of the Agreement for any reason.

         Symphony provides day-to-day management of the Portfolio's portfolio of investments in accordance with the stated policies of the Fund, subject to the supervision of BSFM and the approval of the Fund's Board of Trustees. BSFM and Symphony provide the Fund with Investment Officers who are authorized by the Board of Trustees to execute purchases and sales of securities. All purchases and sales are reported for the Board of Trustees' review at the meeting subsequent to such transactions.

         Distribution and Shareholder Servicing Plan.  Rule 12b-1 (the "Rule")
         -------------------------------------------
adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Trustees have adopted such a plan with respect to Class A and Class C shares (the "Plan"). The Fund's Trustees believe that there is a reasonable likelihood that the Plan will benefit the Portfolio and the holders of its Class A and Class C shares. In some states, banks or other institutions effecting transactions in Portfolio shares may be required to register as dealers pursuant to state law.

         A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. In addition, the Plan provides that it may not be amended to increase materially the costs which holders of a Class of shares may bear pursuant to the Plan without approval of such shareholders and that other material amendments of the Plan must be approved by the Board of Trustees, and by the Trustees who are neither "interested persons" (as defined in the 1940
Act) of the Fund nor have any direct or indirect financial interest in the operation of the Plan or in the related Plan agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan and related agreements are subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Plan. The Plan was so approved on February 22, 1995. The Plan is terminable at any time by vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan or in the Plan agreements or by vote of holders of a majority of the Portfolio's relevant Class of shares. A Plan agreement is terminable, as to the Portfolio, without penalty, at any time, by such vote of the Trustees, upon not more than 60 days' written notice to the parties to such agreement or by vote of the holders of a majority of the Portfolio's Class A and Class C shares. A Plan agreement will terminate automatically, as to the Portfolio, in the event of its assignment (as defined in the 1940 Act).

         Expense Limitation.  BSFM agreed that if, in any fiscal year, the
         ------------------
aggregate expenses of the Portfolio, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Portfolio, the Fund may deduct from the payment to be made to BSFM, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.


                       PURCHASE AND REDEMPTION OF SHARES

           The following information supplements and should be read in
           -----------------------------------------------------------
conjunction with the sections in the Portfolio's Prospectus entitled "How to Buy
--------------------------------------------------------------------------------
Shares" and "How to Redeem Shares."
---------------------------------

           Purchase Order Delays.  The effective date of a purchase order may be
           ---------------------
delayed if PFPC, INC., the Portfolio's transfer agent, is unable to process the purchase order because of an interruption of services at its processing facilities. In such event, the purchase order would become effective at the purchase price next determined after such services are restored.

           Sales Loads--Class A.  Set forth below is an example of the method of
           --------------------
computing the offering price of the Class A shares of the Portfolio. The example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

         Net Asset Value per Share         $12.00

         Per Share Sales Charge - 4.75%
            of offering price (4.99% of
            net asset value per share)     $ 0.60

         Per Share Offering Price to
            the Public                     $12.60


           Redemption Commitment.  The Portfolio has committed itself to pay in
           ---------------------
cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Portfolio's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Portfolio to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred. Were the Portfolio to redeem securities in kind, it first would seek to distribute readily marketable securities.

         Suspension of Redemptions.  The right of redemption may be suspended or
         -------------------------
the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Portfolio's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect Portfolio shareholders.

                                DETERMINATION OF NET ASSET VALUE

         The following information supplements and should be read in conjunction
         -----------------------------------------------------------------------
with the section in the Portfolio's Prospectus entitled "How to Buy Shares."
--------------------------------------------------------------------------

          Valuation of Portfolio Securities.  Portfolio securities, including
          ---------------------------------
covered call options written by the Portfolio, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Short-term investments are carried at amortized cost, which approximates value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Fund's Board of Trustees. Expenses and fees, including the management fee and distribution and service fees, are accrued daily and taken into account for the purpose of determining the net asset value of the Portfolio's shares. Because of the differences in operating expenses incurred by each Class, the per share net asset value of each Class will differ.

          Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Board of Trustees, are valued at fair value as determined in good faith by the Board of Trustees. The Board of Trustees will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Trustees generally will take the following factors into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board of Trustees if the Trustees believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board of Trustees.

          New York Stock Exchange Closings.  The holidays (as observed) on which
          --------------------------------
the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                                DIVIDENDS, DISTRIBUTIONS AND TAXES

         The following information supplements and should be read in conjunction
         -----------------------------------------------------------------------
with the section in the Portfolio's Prospectus entitled "Dividends,
-------------------------------------------------------------------
Distributions and Taxes."
-----------------------

          It is expected that the Portfolio will qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interests of its shareholders. Qualification as a regulated investment company relieves the Portfolio from any liability for Federal income taxes on net investment income and net realized securities gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

          Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of the shares below the cost of the investment. Such a dividend or distribution would be a return of investment in an economic sense, although taxable as stated above. In addition, the Code provides that if a shareholder holds shares of the regulated investment company for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received.

         Depending on the composition of a regulated investment company's income, dividends paid by the regulated investment company from net investment income may qualify for the dividends received deduction allowable to certain U.S. corporate shareholders ("dividends received deduction"). In general, dividend income of the regulated investment company distributed to qualifying corporate shareholders will be eligible for the dividends received deduction only to the extent that (i) the regulated investment company's income consists of dividends paid by U.S. corporations and (ii) the regulated investment company would have been entitled to the dividends received deduction with respect to such dividend income if the regulated investment company were not a regulated investment company under the Code. The dividends received deduction for qualifying corporate shareholders may be further reduced if the shares of the regulated investment company held by such shareholders with respect to which dividends are received are treated as debt-financed or deemed to have been held for less than 46 days. In addition, the Code provides other limitations with respect to the ability of a qualifying corporate shareholder to claim the dividends received deduction in connection with holding shares of a regulated investment company.

         Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain and loss. However, a portion of the gain or loss from the disposition of non-U.S. dollar denominated securities (including debt instruments, certain financial forward futures and option contracts and certain preferred stock) may be treated as ordinary income or loss under Section 988 of the Code. In addition, all or a portion of any gain realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276. Finally, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under
Section 1258. "Conversion transactions" are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

         Under Section 1256 of the Code, any gain or loss realized by a regulated investment company from certain futures and forward contracts and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such contracts and options as well as from closing transactions. In addition, any such contracts or options remaining unexercised at the end of a regulated investment company's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to such regulated investment company characterized in the manner described above.

         Offsetting positions held by a regulated investment company involving certain contracts or options may constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256 and 988. If a regulated investment company were treated as entering into "straddles" by reason of its engaging in certain forward contracts or options transactions, such "straddles" would be characterized as "mixed straddles" if the contracts or options transactions comprising a part of such "straddles" were governed by Section 1256 of the Code. A regulated investment company may make one or more elections with respect to "mixed straddles." Depending on which election is made, if any, the results to a regulated investment company may differ. If no election is made to the extent the "straddle" and conversion transactions rules apply to positions established by a regulated investment company, losses realized by the regulated investment company will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the "straddle" rules, short-term capital loss on "straddle" positions may be recharacterized as long-term capital loss, and long-term capital gains may be treated as short-term capital gains or ordinary income.

         Investment by a regulated investment company in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations could under special tax rules affect the amount, timing and character of distributions to shareholders by causing a regulated investment company to recognize income prior to the receipt of cash payments. For example, a regulated investment company could be required to accrue a portion of the discount (or deemed discount) at which the securities were issued and to distribute such income in order to maintain its qualification as a regulated investment company. In such case, the regulated investment company may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.


                             PORTFOLIO TRANSACTIONS

         Symphony assumes general supervision over placing orders on behalf of the Portfolio for the purchase or sale of investment securities. Allocation of brokerage transactions, including their frequency, is made in Symphony's best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected will include those that supplement Symphony's research facilities with statistical data, investment information, economic facts and opinions. Information so received is in addition to and not in lieu of services required to be performed by Symphony and Symphony's fees are not reduced as a consequence of the receipt of such supplemental information.

         Such information may be useful to Symphony in serving both the Portfolio and the other funds which it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to Symphony in carrying out its obligations to the Portfolio. Sales of Portfolio shares by a broker may be taken into consideration, and brokers also will be selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Large block trades may, in certain cases, result from two or more funds advised or administered by Symphony being engaged simultaneously in the purchase or sale of the same security. Certain of Symphony's transactions in securities of foreign issuers may not benefit from the negotiated commission rates available to the Portfolio for transactions in securities of domestic issuers. When transactions are executed in the over-the-counter market, the Portfolio will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable.

         Portfolio turnover may vary from year to year as well as within a year. It is anticipated that in any fiscal year the turnover rate may approach the 150% level for the Portfolio; however, in periods in which extraordinary market conditions prevail, Symphony will not be deterred from changing investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by Symphony based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

         To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the Securities and Exchange Commission thereunder, the Board of Trustees has determined that transactions for the Portfolio may be executed through Bear Stearns if, in the judgment of BSFM, the use of Bear Stearns is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, Bear Stearns charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions. In addition, under rules recently adopted by the Securities and Exchange Commission, Bear Stearns may directly execute such transactions for the Portfolio on the floor of any national securities exchange, provided (i) the Board of Trustees has expressly authorized Bear Stearns to effect such transactions, and (ii) Bear Stearns annually advises the Board of Trustees of the aggregate compensation it earned on such transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.


                            PERFORMANCE INFORMATION

         The following information supplements and should be read in conjunction
         -----------------------------------------------------------------------
with the section in the Portfolio's Prospectus entitled "Performance
--------------------------------------------------------------------
Information."
-----------

          Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value (maximum offering price in the case of Class A) per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. A Class' average annual total return figures calculated in accordance with such formula assume that in the case of Class A the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or in the case of Class C the maximum applicable CDSC has been paid upon redemption at the end of the period.

         The total return for Class A for the period June 16, 1995 (commencement of investment operations) to September 30, 1995 was 4.68%. Based on net asset value per share, the total return for Class A was 9.92% for this period. The total return for Class C for the same period was 8.67%. Without giving effect to the applicable CDSC, the total return for Class C was 9.75% for this period. The total return for Class Y for the period June 20, 1995 (commencement of initial public offering) to September 30, 1995 was 8.91%.

         Total return is calculated by subtracting the amount of the Portfolio's net asset value (maximum offering price in the case of Class A) per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period and any applicable CDSC), and dividing the result by the net asset value (maximum offering price in the case of Class A) per share at the beginning of the period. Total return also may be calculated based on the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class C shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to Class A shares or any applicable CDSC with respect to Class C shares, which, if reflected would reduce the performance quoted.

                           INFORMATION ABOUT THE FUND

         The following information supplements and should be read in conjunction
         -----------------------------------------------------------------------
with the section in the Portfolio's Prospectus entitled "General Information."
----------------------------------------------------------------------------

         Each Portfolio share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Portfolio shares have no preemptive, subscription or conversion rights and are freely transferable.

         The Fund will send annual and semi-annual financial statements to all its shareholders.

         As of October 31, 1995, the following shareholders owned, directly or indirectly, 5% or more of the Portfolio's outstanding shares.

                                        Percent of Class Y
Name and Address                        Shares Outstanding
----------------                        ------------------

Master Works 401 (K)                            20.7%
c/o Wells Fargo Bank
420 Montgomery Street
8th Floor
San Francisco, California 94104

Bear Stearns Securities Corp.                   5.1%
FBO 048-79821-18
1 Metrotech Center North
Brooklyn, NY 11201-3859

Bear Stearns Securities Corp.                   5.3%
FBO 722-90322-19
1 Metrotech Center North
Brooklyn, NY 11201-3859

Bear Stearns Securities Corp.                   5.0%
FBO 048-33878-17
1 Metrotech Center North
Brooklyn, NY 11201-3859


         A shareholder who beneficially owns, directly or indirectly, more than 25% of a Portfolio's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Portfolio.

           CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, COUNSEL
                            AND INDEPENDENT AUDITORS

         Custodial Trust Company ("CTC"), 101 Carnegie Center, Princeton, New Jersey 08540, an affiliate of Bear Stearns, is the Portfolio's custodian. Under the custody agreement with the Portfolio, CTC holds the Portfolio's securities and keeps all necessary accounts and records. For its services, CTC receives an annual fee of the greater of .015% of the value of the domestic assets held in custody or $5,000, such fee to be payable monthly based upon the total market value of such assets, as determined on the last business day of the month. In addition, CTC receives certain securities transactions charges which are payable monthly. PFPC Inc., Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, is the Portfolio's transfer agent, dividend disbursing agent and registrar. Neither of them has any part in determining the investment policies of the Portfolio or which securities are to be purchased or sold by the Portfolio.

         Stroock & Stroock & Lavan, 7 Hanover Square, New York, New York 10004-2696, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Portfolio's Prospectus.

         Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281-1434, independent auditors, have been selected as auditors of the Fund.


                                                              BSF-S-003-05

                             FINANCIAL STATEMENTS


                         The Insiders Select Portfolio
                           of The Bear Stearns Funds

                      STATEMENT OF ASSETS AND LIABILITIES

                                  MAY 5, 1995

Assets:
    Cash in Bank.....................................  $     24
    Deferred organization expenses (Note 3)..........  $193,950
                                                       --------
Total Assets.........................................  $193,974

Liabilities -- deferred organization expenses payable  $193,950
                                                       --------
Net Assets (equivalent to $12.00 per share on one
    Class A share of beneficial interest and
    one Class C share of beneficial interest (par
    value $0.001) outstanding with an indefinite
    number of authorized shares of beneficial
       interest) (Notes 1 and 2).....................  $     24
                                                       ========

Calculation of Offering Price

Class A Shares
  Net Asset Value and Redemption Price...............  $  12.00
  Maximum Sales Charge - 4.75% Offering Price........  $   0.60
                                                       --------
Offering Price to Public.............................  $  12.60
                                                       ========
Class C
  Net Asset Value and Redemption Price...............  $  12.00

--------------------------

(1) The Bear Stearns Funds (the "Fund") was organized as a Massachusetts business trust on September 29, 1994. To date, The Insiders Select Portfolio (the "Portfolio") has not had any transactions other than those relating to organizational matters and the sale of one Class A share and one Class C share of beneficial interest to Bear, Stearns & Co. Inc. (the "Distributor"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) The Fund has entered into a Distribution Agreement with the Distributor on behalf of the Portfolio. Certain officers and/or Trustees of the Fund are officers and/or directors of the Distributor.

(3) Deferred organization expenses will be amortized over a period from the date the Portfolio commences operations not exceeding five years. In the event that the Portfolio's initial shareholder or any transferee of the Portfolio's initial shareholder redeems any of its original shares prior to the end of the five-year period, the proceeds of the redemption payable in respect of such shares shall be reduced by the pro rata share (based on the proportionate share of the original shares redeemed to the total number of original shares outstanding at the time of redemption) of the unamortized deferred organization expenses as of the date of such redemption. In the event that the Portfolio is liquidated prior to the end of the five-year period, the Fund's initial shareholder or the transferee of the Portfolio's initial shareholder shall bear the unamortized deferred organization expenses.

REPORT OF INDEPENDENT AUDITORS

To the Trustees and Shareholder of
The Bear Stearns Funds

    We have audited the statement of assets and liabilities of The Insiders Select Portfolio of The Bear Stearns Funds as of May 5, 1995. This financial statement is the responsibility of The Bear Stearns Funds' management. Our responsibility is to express an opinion on the financial statement based on our audits.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the statement of assets and liabilities presents fairly, in all material respects, the financial position of The Insiders Select Portfolio of The Bear Stearns Funds at May 5, 1995 in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP
New York, New York

May 5, 1995

         T  H  E    B  E  A  R    S  T  E  A  R  N  S    F  U  N  D  S
                         THE INSIDERS SELECT PORTFOLIO
                           PORTFOLIO OF INVESTMENTS
                              SEPTEMBER 30, 1995
                                  (unaudited)

---------------------------------------------------------      ----------------------------------------------------------
                                                   MARKET
 SHARES                                             VALUE       SHARES                                            VALUE
---------------------------------------------------------      ----------------------------------------------------------
        COMMON STOCKS - 98.50%
        Aerospace & Defense - 1.69%                                    Electrical Equipment - 0.70%
  1,500 Boeing Co. ...................           $102,375        3,400 Belden, Inc. ........................      $89,250
  3,200 General Dynamics Corp. .......            175,600          600 Emerson Electric Co. ................       42,900
    600 Lockheed Martin Corp. ........             40,275                                                     -----------
                                              -----------                                                         132,150
                                                  318,250                                                     -----------
                                              -----------
                                                                       Electronics - 8.50%
        Automobiles - 0.78%                                      4,600 Applied Materials, Inc.*.............      470,350
  2,800 Consolidated Freightways, Inc.             69,300        1,700 Arrow Electronics, Inc.*.............       92,438
  1,100 Dana Corp. ...................             31,762        1,930 Harman International Industries, Inc.       94,570
    100 Goodyear Tire & Rubber Co. ...              3,938        6,600 LSI Logic Corp. .....................      381,150
    900 PACCAR  Inc. .................             42,075        3,100 National Service Industries, Inc. ...       90,675
                                              -----------        5,900 Texas Instruments Inc. ..............      471,262
                                                  147,075                                                     -----------
                                              -----------                                                       1,600,445
                                                                                                              -----------
        Building Materials - 1.15%
  5,200 Lone Star Industries, Inc. ...            124,150              Entertainment & Leisure - 2.97%
  3,300 USG Corp.*....................             92,400        5,900 Callaway Golf Co. ..................        91,450
                                              -----------        1,600 Capital Cities/ABC, Inc. ...........       188,200
                                                  216,550          200 Comcast Corp. Class A...............         4,000
                                              -----------        5,600 Mirage Resorts, Inc.*...............       184,100
                                                                 1,600 The Walt Disney Co. ................        91,800
        Chemicals & Fertilizers - 6.47%                                                                       -----------
  3,600 Cytec Industries, Inc.*.......            208,350                                                         559,550
  1,100 Dow Chemical Co. .............             81,950                                                     -----------
  1,500 DuPont (E.I.) De Nemours & Co.            103,125              Environmental Controls - 1.50%
  6,100 Eastman Chemical Co. .........            390,400        9,300 Browning-Ferris Industries Inc. ....       282,487
  3,600 Georgia Gulf Corp. ...........            124,200                                                     -----------
  1,100 Grace (W.R.) & Co. ...........             73,425
  2,800 Lubrizol Corp. ...............             91,350              Financial Services - 15.00%
  3,200 Mallinckrodt Group, Inc. .....            126,800          100 Aetna Life & Casualty Co. ..........         7,338
    400 PPG Industries Inc. ..........             18,600       10,800 AFLAC Inc. .........................       448,200
                                              -----------       12,100 Allstate Corp. .....................       428,037
                                                1,218,200          900 American General Corp. .............        33,638
                                              -----------        4,000 American International Group,              340,000
                                                                 1,800 BankAmerica Corp. ..................       107,775
        Computers & Office Equipment - 7.83%                     4,100 Bank of Boston Corp. ...............       195,262
  3,300 Ceridian Corp.*...............            146,437          300 Bank of New York Co. Inc. ..........        13,950
 10,350 Computer Associates International Inc.    437,288        2,200 Central Fidelity Banks, Inc. .......        71,500
  7,600 Computervision Corp.*.........             92,150          500 CIGNA Corp. ........................        52,063
  3,700 International Business                                  33,600 City National Corp. ................       445,200
           Machines Corp. ............            349,188        2,200 First Virginia Banks, Inc. .........        90,750
    200 Microsoft Corp.*..............             18,100          100 General Reinsurance Corp. ..........        15,100
  2,000 Oak Technology, Inc.*.........             84,000        2,500 Jefferson-Pilot Corp. ..............       160,625
  7,600 3Com Corp. ...................            345,800        2,700 J.P. Morgan & Co. ..................       208,912
                                              -----------          500 Merrill Lynch & Co. ................        31,250
                                                1,472,963        5,300 Provident Bankshares Corp. .........       159,000
                                              -----------          400 Salomon Inc ........................        15,300
        Cosmetics & Soaps - 1.74%                                                                             -----------
  2,300 Alberto-Culver Co. Class B....             70,150                                                       2,823,900
  5,400 Gillette Co. .................            257,175                                                     -----------
                                              -----------              Food & Beverages - 8.30%
                                                  327,325        6,800 CPC International, Inc. .........          448,800
                                              -----------          200 Fleming Cos., Inc. ..............            4,800
                                                                 3,000 Pepsico, Inc. ...................          153,000
        Drug & Hospital Supplies - 9.40%                         3,600 Philip Morris Cos., Inc. ........          300,600
    700 Abbott Laboratories. .........             29,837        7,800 The Coca-Cola Co. ...............          538,200
  5,000 Boston Scientific Corp.*......            213,125          900 Unilever N.V. ...................          117,000
  3,600 Bristol-Myers Squibb Co. .....            262,350                                                     -----------
  7,600 Johnson & Johnson. ...........            563,350                                                       1,562,400
  6,300 Merck & Co.,  Inc. ...........            352,800                                                     -----------
  1,400 Schering-Plough...............             72,100
  6,200 Upjohn Co. ...................            276,675
                                              ===========

The accompanying notes are an integral part of the financial statements.

         T  H  E    B  E  A  R    S  T  E  A  R  N  S    F  U  N  D  S
                         THE INSIDERS SELECT PORTFOLIO
                           PORTFOLIO OF INVESTMENTS
                              SEPTEMBER 30, 1995
                                  (unaudited)

------------------------------------------------          -------------------------------------------------
                                          MARKET                                                    MARKET
 SHARES                                   VALUE           SHARES                                     VALUE
------------------------------------------------          -------------------------------------------------
        COMMON STOCKS (continued)
        Forest Products & Paper - 4.44%                           Packaging & Containers - 1.61%
  2,300 Boise Cascade Corp. ..........    $92,863           5,500 Sealed Air Corp.*.............   $303,187
  1,900 Kimberly-Clark Corp. .........    127,537                                               -----------
  7,500 Mead Corp. ...................    439,688
  2,300 Scott Paper Co. ..............    111,550                 Publishing & Broadcasting - 1.98%
  1,400 Weyerhauser Co. ..............     63,875           4,100 Jostens,  Inc. ...............     96,350
                                        ---------           4,500 Meredith Corp. ...............    178,875
                                          835,513           1,400 New York Times Co. Class A....     38,325
                                        ---------             900 Tribune Co. ..................     59,738
                                                                                                -----------
        Holding Companies - 3.23%                                                                   373,288
  4,400 Eastern Enterprises...........    141,350                                               -----------
  3,000 ITT Corp. ....................    372,000
  3,500 Teledyne, Inc. ...............     94,937
                                        ---------                 Retailing - 1.75%
                                          608,287             200 Harcourt General, Inc. ......       8,375
                                        ---------           9,400 Kroger Co.*..................     320,775
                                                                                                -----------
                                                                                                    329,150
        Metal Fabricate &  Hardware - 0.69%                                                     -----------
  3,600 Kennametal  Inc. .............    130,500
                                        ---------
                                                                  Telecommunications - 4.15%
        Mining - 0.14%                                     10,100 Equifax  Inc. ..............      422,938
  2,100 Santa Fe Pacific Gold Corp. ..     26,513           6,500 SBC Communications Inc. ....      357,500
                                        ---------                                               -----------
                                                                                                    780,438
                                                                                                -----------
        Miscellaneous Manufacturing - 6.52%
  2,400 AGCO Corp. ...................    109,200                  Total Common Stocks
 12,600 Dover Corp. ..................    481,950                      (cost $17,510,653)........ 18,539,358
    800 Eastman Kodak Co. ............     47,400                                                -----------
  3,000 Leggett & Platt, Inc. ........     73,875
  4,300 Maytag Corp. .................     75,250                 PREFERRED STOCK - 0.00%
  5,700 Procter & Gamble Co. .........    438,900              29 Holding Companies - 0.00%
                                        ---------                 Teledyne, Inc., Cumulative Preferred,
                                        1,226,575       Principal Series E, 6.00% (cost $435)            402
                                        ---------        Amount                                  -----------
                                                         (000's)  SHORT-TERM INVESTMENT - 1.42%
        Miscellaneous Services - 0.50%                     268    Investment Company - 1.42%
  2,400 Service Corp. International ..     93,900                 Federated Trust for Short-term
                                        ---------                 U.S. Government Securities**
                                                                      (cost $267,734)............    267,734
        Oil & Gas - 7.44%                                                                        -----------
 13,500 Baker Hughes, Inc. ...........    275,062
    500 Louisiana Land & Exploration C     17,813
  5,600 Mobil Corp. ..................    557,900                  Total Investments
  4,200 Oneok, Inc. ..................     97,650                    (cost $17,778,822) - 99.92%  18,897,494
  2,000 Panhandle Eastern Corp. ......     54,500
  2,800 Phillips Petroleum Co. .......     91,000                 Other assets in excess of
  1,700 Royal Dutch Petroleum Co.*....    208,675                      liabilities - 0.08%.......     15,057
  1,500 Schlumberger, Ltd. ...........     97,875                                                -----------
                                        ---------                 Net Assets - 100.00%.......... $18,822,551
                                        1,400,475                                                ===========
                                        ---------                  ----------
                                                                   *  Non-income producing security.
                                                                   ** Money market fund.

The accompanying notes are an integral part of the financial statements.

         T  H  E    B  E  A  R    S  T  E  A  R  N  S    F  U  N  D  S
                         THE INSIDERS SELECT PORTFOLIO

                      STATEMENT OF ASSETS AND LIABILITIES
                              SEPTEMBER 30, 1995
                                  (unaudited)

Assets
        Investments, at value (cost - $17,778,822)..............   $18,807,494
        Receivable for Portfolio shares sold....................       624,807
        Receivable from investment adviser......................        31,284
        Dividends and interest receivable.......................        27,577
        Deferred organization expenses and other assets.........       228,189
                                                                ---------------
                   Total assets.............................        19,719,351
                                                                ---------------


Liabilities
        Payable for securities purchased........................       634,183
        Distribution fee payable................................        22,781
        Payable for Portfolio shares repurchased................        19,090
        Administration fee payable  ............................         5,135
        Accrued expenses........................................        35,068
        Organization expenses payable...........................       180,543
                                                                ---------------
                   Total liabilities...........................        896,800
                                                                ---------------

Net Assets
        Capital stock, $0.001 par value (unlimited shares of
           beneficial interest authorized)......................         1,428
        Paid-in capital.........................................    17,803,886
        Accumulated net investment loss.........................        (1,423)
        Accumulated net realized loss from investments..........       (10,011)
        Net unrealized appreciation of investments..............     1,028,671
                                                                ---------------
                   Net assets applicable to shares outstanding..   $18,822,551
                                                                ===============

Class A:
        Net assets..............................................   $11,112,583
                                                                ---------------
        Shares of beneficial interest outstanding...............       842,646
                                                                ---------------
        Net asset value per share...............................        $13.19
                                                                ---------------
        Maximum offering price per share (net asset value
           plus sales charge of 4.75%* of the offering price)...        $13.85
                                                                ---------------

Class C:
        Net assets..............................................    $7,226,413
                                                                ---------------
        Shares of beneficial interest outstanding...............       548,596
                                                                ---------------
        Net asset value and offering price per share**..........        $13.17
                                                                ---------------

Class Y:
        Net assets..............................................      $483,555
        Shares of beneficial interest outstanding...............        36,636
        Net asset value, offering  and redemption               ---------------
           value per share......................................        $13.20
                                                                ---------------

----------
*   On investments of $50,000 or more, the offering price is reduced.
** Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of the financial statements.

         T  H  E    B  E  A  R    S  T  E  A  R  N  S    F  U  N  D  S
                         THE INSIDERS SELECT PORTFOLIO
                            STATEMENT OF OPERATIONS
           FOR THE PERIOD JUNE 16, 1995* THROUGH SEPTEMBER 30, 1995
                                  (unaudited)





Investment income
        Dividends...............................................       $59,122
        Interest................................................         3,350
                                                                ---------------
                                                                        62,472
                                                                ---------------

Expenses
        Advisory fees...........................................        25,674
        Distribution fees - Class C.............................        15,293
        Amortization of organization expenses...................        14,056
        Accounting fees.........................................        13,500
        Distribution fees - Class A.............................         9,168
        Federal registration fees...............................         6,508
        Reports and notices to shareholders.....................         5,846
        Custodian fees and expenses.............................         5,402
        Insurance expenses......................................         5,274
        Legal and auditing fees.................................         5,263
        Transfer agent fees and expenses........................         5,185
        Administration fees.....................................         5,135
        Trustees' fees and expenses.............................         2,728
        Other...................................................         1,821
                                                                ---------------
              Total expenses before waivers and reimbursements..       120,853
              Less: Waivers and reimbursements.................        (56,958)
                                                                ---------------
              Total expenses after waivers and reimbursements..         63,895
                                                                ---------------

        Net investment loss.....................................        (1,423)
                                                                ---------------

Net realized and unrealized gain/(loss) on investments
        Net realized loss from investments......................       (10,011)
        Net change in unrealized appreciation on investments....     1,028,671
                                                                ---------------
        Net realized and unrealized gain from investments.......     1,018,660
                                                                ---------------

Net increase in net assets resulting from operations............    $1,017,237
                                                                ===============

----------------
*Commencement of investment operations.


The accompanying notes are an integral part of the financial statements.

         T  H  E    B  E  A  R    S  T  E  A  R  N  S    F  U  N  D  S
                         THE INSIDERS SELECT PORTFOLIO
                      STATEMENT OF CHANGES IN NET ASSETS
           FOR THE PERIOD JUNE 16, 1995* THROUGH SEPTEMBER 30, 1995
                                  (unaudited)





INCREASE/(DECREASE) IN NET ASSETS FROM
OPERATIONS
      Net investment income.............................       ($1,423)
      Net realized loss on investments..................       (10,011)
      Net change in unrealized appreciation on
        investments.....................................      1,028,671
                                                          -------------
      Net increase in net assets resulting from
        operations......................................      1,017,237
                                                          -------------

SHARES OF BENEFICIAL INTEREST
      Net proceeds from the sale of shares of
        beneficial interest ............................    18,068,706
      Cost of shares of beneficial interest
        repurchased.....................................      (263,416)
                                                          -------------
      Net increase in net assets derived from shares of
          beneficial interest transactions..............    17,805,290
                                                          -------------

      Total increase in net assets......................    18,822,527

NET ASSETS
      Beginning of period...............................            24
                                                          -------------

      End of period.....................................   $18,822,551
                                                          =============

----------
* Commencement of investment operations.



The accompanying notes are an integral part of the financial statements.

        T  H  E    B  E  A  R    S  T  E  A  R  N  S     F  U  N  D  S

                         THE INSIDERS SELECT PORTFOLIO
                             FINANCIAL HIGHLIGHTS




For Class A and Class C shares, reference is made to page four of the Prospectus dated November 10, 1995.

For Class Y shares, reference is made to page four of the Prospectus dated November 10, 1995.

T  H  E       B  E  A  R       S  T  E  A  R  N  S       F  U  N  D  S

                         THE INSIDERS SELECT PORTFOLIO
                   Notes to Financial Statements--(unaudited)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Bear Stearns Funds (the "Fund") was organized as a Massachusetts business trust on September 29, 1994 and is registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Fund currently has five Portfolios in operation; three diversified Portfolios, Large Cap Value Portfolio, Small Cap Value Portfolio and Total Return Bond Portfolio and two non-diversified Portfolios, The Insiders Select Portfolio ("Insiders" or the "Portfolio") and S&P STARS Portfolio (collectively, the "Portfolios"). As of the date hereof, the Portfolios offer three classes of shares, which have been designated as class A, C and Y shares.

ORGANIZATIONAL MATTERS--Prior to commencing operations on June 15, 1995, the Portfolio did not have any transactions other than those relating to organizational matters and the sale of one class A share and one class C share of beneficial interest of the Portfolio to Bear, Stearns & Co. Inc. ("Bear Stearns" or the "Distributor"). Costs of approximately $240,000 which were incurred by the Portfolio in connection with the organization, registration with the Commission and with various states, and initial public offering of its shares, have been deferred and are being amortized using the straight-line method over the period of benefit not exceeding sixty months, beginning with the commencement of investment operations of the Portfolio. The Portfolio commenced investment operations on June 16, 1995. In the event that the Distributor or any transferee of the Distributor redeems any of its original shares in the Portfolio prior to the end of the sixty month period, the proceeds of the redemption payable in respect of such shares shall be reduced by the pro rata share (based on the proportionate share of the original shares redeemed to the total number of original shares outstanding at the time of the redemption) of the unamortized deferred organization expenses as of the date of such redemption. In the event that the Portfolio is liquidated prior to the end of the sixty month period, the Distributor or the transferee of the Distributor shall bear the unamortized deferred organization expenses.

PORTFOLIO VALUATION--The Portfolio calculates the net asset value of and completes orders to purchase or repurchase its shares of beneficial interest on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Portfolio securities, including covered call options written by the Portfolio, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Short-term investments are carried at amortized cost, which approximates market value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Portfolio's Board of Trustees. Expenses and fees, including the investment advisory, administration and distribution fees, are accrued daily and taken into account for the purpose of determining the net asset value of the Portfolio's shares. Because of the differences in operating expenses incurred by each class, the per share net asset value of each class will differ.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. The Portfolio's net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes).

U.S. FEDERAL TAX STATUS--The Portfolio intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing during each calendar year substantially all of its ordinary income and capital gains, if any, the Portfolio intends not to be subject to a U.S. federal excise tax.

DIVIDENDS AND DISTRIBUTIONS--The Portfolio intends to distribute at least annually to shareholders substantially all of its net investment income. Distribution of net realized gains, if any, will be declared and paid at least annually for the Portfolio. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

During the period ended September 30, 1995, Bear Stearns Funds Management Inc. ("BSFM" or "Adviser"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., served as the investment adviser pursuant to an Investment Advisory Agreement with the Portfolio. BSFM has engaged Symphony Asset Management ("Symphony"), a subsidiary of BARRA, Inc., as the Portfolio's sub-investment adviser to manage the Portfolio's day-to-day investment activities. BSFM and Symphony are referred to herein collectively as the "Advisers." BSFM is entitled to receive from the Portfolio a monthly fee equal to an annual rate of 1.00% of the Portfolio's average daily net assets of which BSFM pays Symphony a monthly fee equal to an annual rate of 0.45% of the Portfolio's average daily net assets. In addition, starting in the thirteenth month of operation, BSFM is entitled to a monthly performance adjustment fee which may increase or decrease the total advisory fee by up to 0.50% per year of the value of the Portfolio's average daily net assets.

During the period ended September 30, 1995, BSFM (or the "Administrator") served as administrator to the Portfolio pursuant to an Administration Agreement. The Administrator is entitled to receive from the Portfolio a monthly fee equal to an annual rate of 0.15% of the Portfolio's average daily net assets. Under the terms of an Administrative Services Agreement with the Portfolio, PFPC Inc. provides certain administrative services to the Portfolio. For providing these services, the Portfolio has agreed to pay PFPC Inc. an annual fee equal to an annual rate of 0.10% of the Portfolio's average daily net assets up to $200 million, 0.075% of the next $200 million, 0.05% of the next $200 million and 0.03% of net assets above $600 million, subject to a minimum annual fee of $8,000 for the Portfolio, payable monthly.

These fees are computed daily and paid monthly, and are subject to reduction in any year to the extent that the Portfolio's expenses (exclusive of brokerage commissions, distribution fees, taxes, interest and extraordinary items) exceed the most stringent limits prescribed by the laws or regulations of any state in which the Portfolio's shares are offered for sale based on the average total net asset value of the Portfolio. The Portfolio will not pay BSFM at a later time for any amounts it may waive, nor will the Portfolio reimburse BSFM for any amounts it may assume.

During the period ended September 30, 1995, the Adviser voluntarily undertook to limit the Portfolio's total operating expenses (exclusive of brokerage commissions, taxes and extraordinary items) to a maximum annual level of 1.65% of the average daily net assets of its class A shares, 2.15% of the average daily net assets of its class C shares and 1.15% of the average daily net assets of its class Y shares. As necessary, this limitation is effected by waivers by the Adviser of its advisory fees and reimbursements of expenses exceeding the advisory fee. For the period ended September 30, 1995, the Adviser waived its advisory fee of $25,674. In addition, the Adviser reimbursed $31,284, in order to maintain the voluntary expense limitation.

For the period ended September 30, 1995, Bear Stearns, an affiliate of the Adviser and Administrator, earned approximately $11,400 in brokerage commissions from Portfolio transactions executed on behalf of the Portfolio.

Custodial Trust Company, a wholly-owned subsidiary of The Bear Stearns Companies Inc. and an affiliate of the Adviser and Administrator, serves as custodian to the Portfolio.

DISTRIBUTION PLAN

The Fund, on behalf of the Portfolio, has entered into a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act. Under the Plan in effect for the period ended September 30, 1995, the Portfolio paid Bear Stearns a fee at an annual rate of 0.50% for class A shares and 1.00% for class C shares. Such fees are based on the average daily net assets in each class of the Portfolio and are paid monthly. The fees paid to Bear Stearns under the Plan are payable without regard to actual expenses incurred. For the period June 15, 1995 (commencement of operations) through September 30, 1995, Bear Stearns earned $24,763 in distribution fees. Bear Stearns uses these fees to pay brokers whose clients hold Portfolio shares and other distribution-related activities.


In addition, as Distributor of the Portfolio, Bear Stearns collects the sales charges imposed on sales of the Portfolio's class A shares, and reallows a portion of such charges to brokers through which the sales are made. For the period June 15, 1995 (commencement of operations) through September 26, 1995, as a result of an undertaking by the Distributor, it reallowed all of the sales charges to brokers selling Portfolio shares. In addition, Bear Stearns advanced 1.00% in sales commissions on the sale of class C shares to the dealer at the time of such sales.

For the period ended September 30, 1995, Bear Stearns has advised the Portfolio that it received approximately $224,000 in front-end sales charges resulting from sales of class A shares of the Portfolio. From these fees, Bear Stearns paid such sales charges to dealers which in turn paid commissions to sales persons. In addition, Bear Stearns has advised the Portfolio that during the period, it received $165 in contingent deferred sales charges upon certain redemptions by class C shareholders.

INVESTMENTS IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at September 30, 1995 was $17,778,822. Accordingly, the net unrealized appreciation of investments of $1,028,671 was composed of gross appreciation of $1,213,808 for those investments having an excess of value over cost and $185,137 of gross depreciation for those investments having an excess of cost over value.

For the period June 16, 1995 (commencement of investment operations) through September 30, 1995, aggregate purchases and sales of investment securities (excluding short-term securities) for the Portfolio were $18,590,528 and $1,069,429, respectively. There were no purchases and sales of investment securities of U.S. government obligations by the Portfolio other than short-term investments represented by U.S. Treasury bills.


SHARES OF BENEFICIAL INTEREST

Each Portfolio offers class A, class C and class Y shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class C shares are sold with a contingent deferred sales charge of 1.00% during the first year. There is no sales charge on class Y shares, which are offered primarily to institutional investors.

At September 30, 1995, there was an unlimited amount of $0.001 par value shares of beneficial interest authorized for the Portfolio, of which Bear Stearns owned one class A share and one class C share of the Portfolio.

Transactions in the classes of shares of beneficial interest for the period June 15, 1995 (commencement of operations) through September 30, 1995 were as follows:


               Shares Sold       Shares Repurchased
---------------------------------------------------
           Shares     Amount     Shares    Amount
---------------------------------------------------
Class A    854,928  $10,727,091   12,283   $156,058
---------------------------------------------------
Class C    556,949    6,873,104    8,354    107,358
---------------------------------------------------
Class Y     36,636      468,511       --         --
---------------------------------------------------

CREDIT AGREEMENT

The Fund, on behalf of the Portfolio, has entered into a credit agreement with The First National Bank of Boston. S&P STARS Fund, S&P STARS Portfolio, Large Cap Value Portfolio, Small Cap Value Portfolio, Total Return Bond Portfolio and Bear Stearns Investment Trust, which consists of the Emerging Markets Debt Portfolio, are also parties to the credit agreement. The agreement provides that each Portfolio as a party to the credit agreement is permitted to borrow in an amount up to 15% of the value of its total assets. Subject to Board approval and upon making necessary disclosure in its prospectus, each Portfolio may, in accordance with the provisions of the credit agreement, borrow up to 25% of the value of its total assets, less all liabilities other than liabilities for borrowed money outstanding at the time. However, at no time is the aggregate outstanding principal amount of all loans to any of the Portfolios to exceed $25,000,000. The line of credit will bear interest at the greater of: (i) the annual rate of interest announced from time to time from the bank at its head office as its Base Rate, or (ii) the Federal Funds Effective Rate plus 0.50%, or at the borrower's option, the rate quoted by The First National Bank of Boston.

The Portfolios use the facility to borrow money only for temporary or emergency (not leveraging) purposes.

Each loan is payable on demand or upon termination of this credit agreement on January 23, 1996 or, for money market loans, on the last day of the interest period and, in any event, not later than 14 days from the date the loan was advanced.